Liberty Variable Investment Trust

                  Colonial Global Equity Fund, Variable Series
                Colonial Growth and Income Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
              Colonial International Horizons Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
               Colonial U.S. Growth & Income Fund, Variable Series
            Crabbe Huson Real Estate Investment Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series





                       SteinRoe Variable Investment Trust

              *Stein Roe Small Company Growth Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
               Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series






                                                               Semiannual Report
                                                                   June 30, 1999

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PRESIDENTS' LETTER
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
--------------------------------------------------------------------------------

Dear Contract Owner:

We are pleased to present the 1999 semiannual report for Liberty Variable Investment Trust and Stein Roe Variable Investment Trust. The six months ended June 30, 1999 were a rewarding time for domestic and international equity investors and a period of volatility and uncertainty for domestic bonds.

On the pages that follow, you'll find a portfolio manager's discussion of fund performance, investment strategy and market conditions for each of the 17 series of the two trusts. We encourage you to review how your fund(s) fared.

A Climate of Growth

Thus far, 1999 has been an excellent year for the U.S. economy, as growth in many sectors has been higher than expected. Corporate profits, too, have been robust. Advances in technology--particularly electronic commerce--as well as prudent Federal Reserve monetary policy, have helped fuel one of the longest and strongest U.S. booms since the end of World War II. As of June 30, 1999, the nation's unemployment rate stood at 4.3%, a level not seen since the 1960s.

Fear of Inflation

America's growing economy can help corporate bond issuers and homeowners meet debt payments, but too much growth can cause the cost of living to accelerate. Higher prices, in turn, reduce the purchasing power of bond income.

Fear of higher inflation has cast a shadow over fixed-income securities since the spring. When the government reported that inflation in April was higher-than-expected, bond traders demanded much higher bond yields. Bond prices--which move in the opposite direction of yields--fell sharply. This fear was compounded by the resignation of a U.S. Treasury Secretary who helped engineer the first budget surpluses in a generation; higher oil prices and reports of building material and labor shortages. As of June 30, 1999, the average yield of 30-year U.S. Treasury bonds stood at 5.98%, nearly 1% higher than six months earlier.

Small Company Stocks Fared Well

Despite higher interest rates, domestic small company stocks showed renewed vigor during the first half of calendar year 1999. In fact, between March 31, 1999 and June 30, 1999, the unmanaged S&P Small Cap 600 Index provided a return of 15.42%, more than twice the return of the unmanaged S&P 500 Index, a group of large-company stocks.

We believe current U.S. economic conditions can help many small companies thrive over the long term. Our nation's sound economic underpinnings can be easy to forget amid the barrage of daily headlines about inflation, market sentiment and the latest short-term change in interest rates. While we can't say what the future holds, we believe more investors appear to be focusing on the size of an investment opportunity rather than the market capitalization of a company.

A Slowdown in Europe; Emerging Markets Rebound

Outside the U.S., the investing climate was mixed during the first half of 1999. Asian emerging markets rebounded and Japan delivered strong returns for the first time in several years amid signs of economic recovery. Western Europe, however, suffered fallout from the Russian and Brazilian currency devaluations. Slow growth and unfavorable political developments in Germany depressed stocks there. Stocks in the United Kingdom rallied in response to several interest rate cuts by the central bank.

Since January, global commodity markets--especially oil--have firmed, and this helped strengthen stock prices in emerging market countries where basic materials and natural resource companies account for a large share of GDP. Stronger-than-expected growth in the U.S. resulted in high demand for imported goods, further boosting growth in export-dependent countries.

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PRESIDENTS' LETTER
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
--------------------------------------------------------------------------------

Think Long-Term

Whether you are a global investor or have a portfolio focused entirely on the U.S., we encourage you to look at your annuity investment as you would an investment in your own business or property, one that takes time and commitment to bear fruit. Investing in an annuity is a long-term affair, especially commitments to small-cap and international stocks because of the increased risks and potential volatility.

On behalf of Liberty and Stein Roe, we wish to thank you for your commitment to a variable annuity. We will do everything we can to maintain your continued confidence in our organizations.


Sincerely,



/s/ Stephen E. Gibson                      /s/ Thomas W. Butch
-------------------------------            -----------------------------
Stephen E. Gibson                          Thomas W. Butch
President, Liberty Variable                President, Stein Roe Variable
  Investment Trust                           Investment Trust
August 11, 1999                            August 11, 1999



Investments in small company stocks may experience greater volatility. Overseas investing involves economic, political, accounting and currency risks not associated with investments in domestic securities. Investing in emerging markets involves additional risks not associated with established international markets. Each index cited above is an unmanaged group of stocks that differs from any Liberty or Stein Roe fund; they are not available for direct investment.

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                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


                        Liberty Variable Investment Trust

    Portfolio Managers' Discussions:

     Colonial Global Equity Fund, Variable Series ......................      1

     Colonial Growth and Income Fund, Variable Series ..................      2

     Colonial High Yield Securities Fund, Variable Series ..............      3

     Colonial International Fund for Growth, Variable Series ...........      4

     Colonial International Horizons Fund, Variable Series .............      5

     Colonial Small Cap Value Fund, Variable Series ....................      6

     Colonial Strategic Income Fund, Variable Series ...................      7

     Colonial U.S. Growth and Income Fund, Variable Series .............      9

     Crabbe Huson Real Estate Investment Fund, Variable Series .........     10

     Liberty All-Star Equity Fund, Variable Series .....................     11

     Newport Tiger Fund, Variable Series ...............................     12

     Stein Roe Global Utilities Fund, Variable Series ..................     13

    Financial Statements:

     Colonial Global Equity Fund, Variable Series ......................     14

     Colonial Growth and Income Fund, Variable Series ..................     23

     Colonial High Yield Securities Fund, Variable Series ..............     31

     Colonial International Fund for Growth, Variable Series ...........     38

     Colonial International Horizons Fund, Variable Series .............     48

     Colonial Small Cap Value Fund, Variable Series ....................     57

     Colonial Strategic Income Fund, Variable Series ...................     66

     Colonial U.S. Growth & Income Fund, Variable Series ...............     77

     Crabbe Huson Real Estate Investment Fund, Variable Series .........     85

     Liberty All-Star Equity Fund, Variable Series .....................     91

     Newport Tiger Fund, Variable Series ...............................     99

     Stein Roe Global Utilities Fund, Variable Series ..................    106

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                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


                       SteinRoe Variable Investment Trust

    Portfolio Managers' Discussions:

     Stein Roe Small Company Growth Fund, Variable Series .........   114

     Stein Roe Growth Stock Fund, Variable Series .................   116

     Stein Roe Balanced Fund, Variable Series .....................   118

     Stein Roe Mortgage Securities Fund, Variable Series ..........   120

     Stein Roe Money Market Fund, Variable Series .................   122

    Financial Statements:

     Stein Roe Small Company Growth Fund, Variable Series .........   123

     Stein Roe Growth Stock Fund, Variable Series .................   131

     Stein Roe Balanced Fund, Variable Series .....................   137

     Stein Roe Mortgage Securities Fund, Variable Series ..........   145

     Stein Roe Money Market Fund, Variable Series .................   152

                Must be preceded or accompanied by a prospectus.
                     Liberty Funds Distributor, Inc. 8/99

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PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

Colonial Global Equity Fund, Variable Series seeks long-term growth by investing primarily in global equity securities.


Fund Performance (as of June 30, 1999)

Inception date ...............................    6/1/99
Assuming reinvestment of all distributions
Cumulative total return since 6/1/99 .........      4.50%
Net asset value per share on 6/30/99 .........   $ 10.45


Portfolio Manager's Discussion

     Gita Rao is portfolio manager of Colonial Global Equity Fund, Variable Series and a senior vice president of Colonial Management Associates, Inc.
(CMA).


What was the investment environment like leading into the Fund's inception?

     Strengthening commodity prices, particularly in oil, helped developing economies. Europe showed signs of stabilizing, while Japan and Southeast Asia showed signs of economic recovery. Collectively, these factors became the catalyst for a more favorable global outlook. The Fund began investment operations in this environment on June 1, 1999.


What was the Fund's strategy during the period?

     The new portfolio is broadly diversified across regional and industrial sectors. We allocated significant assets in the United Kingdom due to interest rate cuts which caused stock prices to rise and the United States because of strong economic growth and low inflation rates. We made core allocations to emerging markets. The retail sector was avoided, particularly in Europe, since growth there had slowed.


What is your outlook for the period ahead?

     Our global economic outlook has become more positive for several reasons. The rise in commodity prices should continue to help strengthen those economies that depend on their export. In addition, after almost 10 years of recession, Japan's economy appears to be in the early stages of recovery. We made core allocations to emerging markets, in particular to large companies that are dominant players in their sectors such as, Telebras (0.78% of total net assets), a telephone company in Brazil and Cemex (0.72% of total net assets), the world's largest producer of cement in Mexico. Economic growth in the U.K. has been reasonable, and we remain positive on its ability to strengthen.

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PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial Growth and Income Fund, Variable Series primarily seeks income and long-term capital growth, and secondarily, preservation of capital.


Fund Performance (as of June 30, 1999)

Inception date ................................    7/1/93
Assuming reinvestment of all distributions
   six-month total return .....................      8.05%
Net asset value per share on 6/30/99 ..........   $ 17.71
Net asset value per share on 12/31/98 .........   $ 16.39

Portfolio Manager's Discussion

     John E. Lennon is the portfolio manager for Colonial Growth and Income Fund, Variable Series and senior vice president of Colonial Management Associates, Inc.


What was the investment environment like over the past six months?

     In an environment of strong economic growth and low inflation, the U.S. stock market continued to perform well. Worldwide economic developments were partially responsible for a shift in market leadership during the past six months. In the first half of the period, the market's gain continued to be driven by a narrow list of large-capitalization growth stocks. In the latter half of the period, investors began to focus their attention on the values available in the broader stock market -- particularly mid-cap and cyclical stocks. This shift occurred partially as a response to improving global economic conditions -- principally in the Far East -- and continued strong U.S. economic growth. While we are encouraged by the development of broader participation in the market's gain, it is still too early to predict how long this trend will last.

     For the six months ended June 30, 1999, the Fund had a total return of 8.05%, based on net asset value. By comparison, the total returns for the major stock market indexes were: 12.38% for the large-cap S&P 500 Index and 6.87% for the mid-cap S&P 400 Index.(1)


What was the Fund's strategy during the period?

     During the period, we made some modifications to the portfolio to help position it for changing market and economic conditions. First, while the Fund has had a mid-cap bias in recent years, we have been increasing its exposure to large-cap stocks to represent a broader range of capitalization in the portfolio. Second, given the improved performance of some overseas markets and the relative attractiveness of the domestic market, we took advantage of rising prices to reduce the exposure to foreign stocks from 6.0% of the Fund to 2.0% at period end.

     While some of our computer hardware holdings performed well -- in particular, Sun Microsystems (0.88% of total net assets) -- others, such as Compaq underperformed. We used this period of strength for Sun Microsystems to pare back our position, which had become quite large, and we eliminated our Compaq holding due to an uncertain outlook for the company.

     To shore up the Fund's technology sector, we initiated positions in several large technology stocks, such as Texas Instruments (2.53% of total net assets) and Motorola (1.61% of total net assets) whose products should be the beneficiary of the surging demand for communications equipment. Also, we more than doubled our position in International Business Machines (2.05% of total net assets). IBM is in a strong position as a solutions provider for centralized computing architecture, a business that is being driven by the growth of the Internet.


What is your outlook for the period ahead?

     While we are optimistic about the outlook for the U.S. economy for the remainder of this year, we are maintaining a vigilant posture. The recent interest rate hike by the Federal Reserve Board that occurred in late June had been anticipated by the market and signaled to investors that for now inflation was under control. However, a continued worldwide rise in economic growth combined with an increasingly tight U.S. labor market has implications for inflation as we move forward. If inflation should occur, the Federal Reserve Board may raise interest rates which would have a slowing effect on the U.S. economy.

----------------------
(1)The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Standard & Poor's 400 Index is an unmanaged index that tracks the performance of middle-capitalization U.S. stocks.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial High Yield Securities Fund, Variable Series seeks high current income and total return.


Fund Performance (as of June 30, 1999)

Inception date ................................   5/19/98
Assuming reinvestment of all distributions
   six-month total return .....................      1.93%
Net asset value per share on 6/30/99 ..........    $ 9.49
Net asset value per share on 12/31/98 .........    $ 9.31


Portfolio Managers' Discussion

     Scott B. Richards is a senior vice president of Colonial Management Associates, Inc. (CMA) and lead manager of Colonial High Yield Securities Fund, Variable Series. Carl C. Ericson, senior vice president and director of CMA's Taxable Fixed-Income Department, co-manages the Fund.


What was the investment environment like during the past six months?

     Despite an unfavorable interest rate environment, Colonial High Yield Securities Fund, Variable Series posted positive returns in the first half of 1999. For the six-month period ended June 30, 1999, the Fund generated a total return of 1.93%.

     During the period, much stronger-than-expected U.S. economic growth and inflationary fears created a negative backdrop for investment grade bonds. As bond yields moved higher in response to rising interest rates, bond prices generally declined. However, the comparatively high levels of income provided by high-yield bonds helped cushion them against those price declines. In addition, economic strength translated into strong revenues for high-yield companies.


What was the Fund's strategy during the period?

     We maintained significant holdings in well-managed cable, broadcast and media companies (15.30% of total net assets). After falling to depressed levels last fall, high-yield securities issued by cable and telecommunications companies were among the market's and the Fund's best performers. For example, U.K. cable company NTL (1.81% of total net assets) posted strong gains. The company reported continued rapid growth in the number of subscribers to its cable television and telephone services and it plans to roll out Internet access services across the country. On the telecommunications side, Nextel (1.44% of total net assets), also benefited from strong subscriber growth.

     The strength of the U.S. economy, coupled with improvement in many of the most-troubled foreign economies, helped set the stage for better performance from select commodity-related companies. Conversely even though oil prices rose in the spring, the Fund's holdings in oil companies generally proved to be a disappointment during the six-month period.


What is your outlook for the period ahead?

     We have a reasonably favorable outlook for the high-yield bond market. Although we expect the Federal Reserve Board to hike short-term interest rates again this year, we don't believe it will be enough to derail the high-yield market's progress. Barring dramatic interest rate hikes or a significant stock market correction, we believe that relatively low interest rates and inflation, coupled with slow but steady economic growth, will continue to favor high-yield bonds. Looking ahead, we will continue to be selective, generally avoiding less liquid securities that could experience trouble if the market reverses course. As always, we'll continue to focus on doing good quality credit research to identify the market's next winners.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial International Fund for Growth, Variable Series seeks long-term growth by investing primarily in global equities.


Fund Performance (as of June 30, 1999)

Inception date ................................   5/2/94
Assuming reinvestment of all distributions
   six-month total return .....................     8.50%
Net asset value per share on 6/30/99 ..........   $ 2.17
Net asset value per share on 12/31/98 .........   $ 2.00


Portfolio Manager's Discussion

     Gita Rao is portfolio manager of Colonial International Fund for Growth, Variable Series and a senior vice president of Colonial Management Associates, Inc. (CMA).


What was the investment environment like over the past six months?

     Growth in Europe was slow due to a delayed reaction to the Asian crisis and currency devaluations in Russia and Brazil. Commodity markets firmed in the fourth quarter of 1998 strengthening stock prices in emerging markets. Stronger-than-expected growth in the United States resulted in high demand for imported goods, further boosting the international economy. Japan delivered strong returns while stock prices in the United Kingdom rallied in response to several interest rate cuts by the central bank.


What was the Fund's strategy during the period?

     We focused our investments in commodity-related energy, metal and mining markets. Emerging markets also had strong exposure during the past six months. We allocated significant assets to the U.K. and Japan -- developed markets we believe will have the greatest potential in this environment. We avoided the retail sector, particularly in core European countries, due to slow economic growth.


What is your outlook for the period ahead?

     It appears that the markets in core European countries are stabilizing and may be poised to move upward. We will closely monitor that region in search of investment opportunities. Emerging markets have rebounded nicely and will continue to be evaluated to make sure the recovery is sustainable.

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PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial International Horizons Fund, Variable Series seeks long-term growth and preservation of capital purchasing power.


Fund Performance (as of June 30, 1999)

Inception date ...............................    6/1/99
Assuming reinvestment of all distributions
Cumulative total return since 6/1/99 .........      4.20%
Net asset value per share on 6/30/99 .........   $ 10.42


Portfolio Manager's Discussion

     Gita Rao is portfolio manager of Colonial International Horizons Fund, Variable Series and a senior vice president of Colonial Management Associates, Inc. (CMA)


What was the investment environment like for the Fund?

     The Fund began operations on June 1, 1999 in a more stable global economy than we saw in late 1998 and early 1999. Growth in Europe was slow, prior to the Fund's inception, due to a delayed reaction to the Asian crisis and currency devaluations in Russia and Brazil. Commodity markets firmed in the fourth quarter of 1998 strengthening stock prices in emerging markets. Stronger-than-expected growth in the United States resulted in high demand for imported goods, further boosting the international economy. Japan delivered strong returns while stock prices in the United Kingdom rallied in response to several interest rate cuts by the central bank.


What was the Fund's strategy during the period?

     In the month since the Fund's inception, we focused on allocating the investments in countries such as the U.K., which benefited from a series of interest rate cuts by the central bank. We invested in Japan -- an economy that has begun to turn around after ten years of stagnation. We also invested selectively in the emerging markets of Southeast Asia because of the strong growth potential in that region. Our sector weightings favor industries such as energy, metals and mining, which should benefit from a stable commodities market. We avoided retail, especially in Western Europe, where growth has slowed.


What is your outlook for the period ahead?

     We are cautiously optimistic about economic trends overseas, and believe the U.S. should continue to show solid growth in 1999, provided that inflation remains in check and interest rates do not spike. As we move into the second and third quarters of 1999, investors should have a better idea whether stronger global economic growth is sustainable.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

Colonial Small Cap Value Fund, Variable Series seeks long-term growth.


Fund Performance (as of June 30, 1999)

Inception date ................................   5/19/98
Assuming reinvestment of all distributions
   six-month total return .....................      1.28%
Net asset value per share on 6/30/99 ..........    $ 8.70
Net asset value per share on 12/31/98 .........    $ 8.59


Portfolio Managers' Discussion

James P. Haynie and Michael Rega are portfolio co-managers of Colonial Small Cap Value Fund, Variable Series. Mr. Haynie is a senior vice president of Colonial Management Associates, Inc. (CMA). Mr. Rega is a vice president of CMA.


What was the investment environment like during the period?

     As we began the Fund's fiscal year, Asian and Latin America's financial problems continued to show signs of recovery as they had in late 1998. The U.S. economy also continued its upward trend and investors looked to technology stocks--Internet related "dot com" stocks soared far past their fundamental valuations. The technology sector accounted for more than 25% of the Russell 2000 and S&P 600 indexes.(1) Later in the period, the market favored deep value stocks, followed by a broadening of the market, which is a more favorable environment for stock-pickers.


What was the Fund's strategy during the period?

     As the market broadened in the second quarter of 1999, the Fund performed well. Technology holdings benefited the Fund as we increased our technology holdings during the period to remain within 5% of the S&P 600 Small Cap Index's weighting. Avoiding unproven internet or "dot com" stocks that we believed were overvalued, we focused on more established companies that provide the infrastructure, or hardware, that the Internet needs to continue growing.

     Another focus for the Fund has been cyclical stocks like manufacturing, retail and energy. Cyclical commodities got help from OPEC late in the Fund's fiscal period as members agreed to reduce oil production in an effort to raise prices. The move was successful raising both oil and natural gas prices. Furthermore, U.S. consumer spending remains strong.


What is your outlook for the period ahead?

     Going forward, we believe the recent broadening trend in the market will continue as investors remain confident in worldwide financial recovery. At the small cap level, in particular, companies are reporting increased profits as a result of continued strength in consumer spending and production as well as an increase in demand for exports.

(1)The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. The Standard & Poor's 600 Index is an unmanaged index that tracks the performance of small-capitalization U.S. stocks.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial Strategic Income Fund, Variable Series seeks as high a level of current income, as is consistent with prudent risk and maximizing total return.



Fund Performance (as of June 30, 1999)

Inception date ................................    7/5/94
Assuming reinvestment of all distributions
   six-month total return .....................      0.36%
Net asset value per share on 6/30/99 ..........   $ 11.12
Net asset value per share on 12/31/98 .........   $ 11.08


Portfolio Manager's Discussion

     Carl C. Ericson is portfolio manager of Colonial Strategic Income Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. and director of the Taxable Fixed Income Department.


What was the investment environment like over the past six months?

     While fears of higher interest rates weighed on all types of U.S. bonds, high-yield securities held up well. Partly due to their high coupons, high-yield bonds were less interest-rate sensitive and tend to perform in response to the health of the company backing the security, as well as expectations for inflation or interest rates. Furthermore, the strength of the economy helped sustain, and in many cases, accelerate the revenues at many companies that issue high-yield securities.

     Among foreign bonds, emerging markets rebounded from last fall's depressed levels due to evidence of an economic turnaround in some regions. Elsewhere, much of Western Europe experienced declining bond prices in local currency terms as a result of interest rates across much of the continent in 1999. Weakness in the euro, however, aggravated their declines in U.S. dollar terms.

     Rather than trying to "time" the market, the Fund remained broadly diversified among the U.S. government, high-yield corporate and foreign bond markets. Although that diversification curtailed the Fund's returns over the past six months, it has provided the Fund with significant returns over longer periods of time by ensuring participation in positive market moves and providing some protection against dramatic downturns.

What was the Fund's strategy during the period?


High-Yield Corporate Bonds

     The Fund increased its weighting in high-yield corporate bonds (about 41% of total net assets), which helped performance. High-yield bonds were boosted by strong economic growth and, because of their high levels of income, were better insulated from the price declines that plagued government bonds. Performance in the cable and telecom sectors was particularly strong. U.K. cable company NTL (1.79% of total net assets) posted strong gains thanks to rapid growth in the number of subscribers to its cable television and telephone services. On the telecommunications side, Nextel (0.46% of total net assets) also benefited from strong subscriber growth.


U.S. Government Bonds

     In response to investor uncertainty over the direction of interest rates, the performance of U.S. Treasurys and agency securities was weak throughout the past six months. In early 1999, we had somewhat reduced our U.S. government and agency holdings from 31.5% of total net assets to about 24.1% of total net assets to find more compelling values in other fixed-income investments. Since we believed that inflationary concerns were overblown and that U.S. government bonds played a key role in maintaining good portfolio diversification, we did not make further reductions.


Foreign Bonds

     In early 1999, emerging market bonds were fairly cheap and, in our view, offered good value. As a result, we initiated positions or added to existing positions in government debt issued by countries we felt could benefit from a potential rise in oil prices including Venezuela, Russia, Mexico and Brazil. When the price of oil moved higher, these holdings performed quite well.

     Our holdings in European bonds--primarily from Greece, Norway, and Sweden--did not perform as well as interest rates rose. But in U.S. dollar terms, these holdings posted negative returns.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

What is your outlook for the period ahead?

     We have a reasonably favorable outlook for the high-yield bond market. Although we expect the Federal Reserve to raise short-term interest rates one more time this year, we don't believe it will be enough to derail the high-yield market's progress. Barring more interest rate hikes or a significant stock market correction, we believe that relatively low interest rates and inflation, coupled with slow but steady economic growth, will continue to favor high-yield bonds. Looking ahead, we will continue to be selective, generally avoiding less liquid high-yield securities that could experience trouble if the market reverses course.

     Over a longer term, we are optimistic about U.S. government securities, although we believe they could suffer a bit in the short term from continued uncertainty over the direction of interest rates. As for emerging markets, we think they still have some room to run, although their gains are unlikely to rival those posted in the first half of this year. Beyond emerging markets, we don't see many compelling values among foreign bonds--most offer yields significantly below U.S. Treasury yields. No matter what the environment, we'll continue to remain diversified among high-yield, U.S. government and foreign bonds.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Growth & Income Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial U.S. Growth & Income Fund, Variable Series(1) seeks long-term growth and income.

Fund Performance (as of June 30, 1999)

Inception date ................................    7/5/94
Assuming reinvestment of all distributions
   six-month total return .....................      9.15%
Net asset value per share on 6/30/99 ..........   $ 20.51
Net asset value per share on 12/31/98 .........   $ 18.79


Portfolio Manager's Discussion

     Mark Stoeckle is portfolio manager of Colonial U.S. Growth & Income Fund, Variable Series and is a senior vice president of Colonial Management Associates, Inc.


What was the investment environment like over the past six months?

     The environment was marked by a series of events that created dramatic shifts in investor sentiment. Going into the year, economic problems in Asia and Latin America, coupled with fears of inflation, created an atmosphere of uncertainty about the direction of the stock market. As a result, investors sought large-cap, blue-chip stocks for their quality and liquidity. The Dow was spurred to new highs on the strength of about 18 top growth stocks.

     Moving into 1999, Asia and Latin America's financial problems showed signs of recovery and the U.S. economy continued its upward trend. Though the market was still led by a few growth leaders, the technology sector, especially Internet stocks, saw spectacular gains. In March and April, oil prices rebounded sharply, improving the outlook for energy companies and improvement in the performance of value stocks and companies in cyclical sectors followed.


What was the Fund's strategy during the period?

     The market was unusually narrow with just a few stocks accounting for most of the total return during the year. While the Fund kept pace with the market during the first half of the year, we didn't change our strategy to follow the "hot" sectors in the second half. We believe that over time, our strategy of broad diversification can smooth the bumps of a volatile market. Where we work to add value to the investor is through stock selection. We seek to identify companies with solid management and good business plans that are currently undervalued relative to other companies in the same economic sector. We believe this strategy may offer significant long-term gains as the value of each company is realized.

     Another focus for the Fund has been cyclical stocks like manufacturing, retail and energy. Cyclical commodities got help from OPEC late in the Fund's fiscal period as members agreed to reduce oil production in an effort to raise prices. The move was successful raising both oil and natural gas prices, improving the prospects for energy companies that were so badly hurt by the Asian crisis. We also saw a hint of more broad, global economic growth by countries that had been relatively stagnant like Japan and Brazil. If sustainable, this bodes well for cyclicals going forward.


What is your outlook for the period ahead?

     Earnings estimates for the second quarter have yielded few surprises, and the economic recovery seems real. If this remains true, we believe that the market will continue to favor a broader range of stocks--an environment favorable for our management style. Rising inflation, if it occurs, could be a threat to the market's growth, but the Federal Reserve Board's (Fed's) recent move to increase interest rates should help to control any inflationary pressure in the economy. As Chairman Greenspan has signaled the Fed's commitment to keeping inflation in check, our outlook going into the remainder of 1999 is a positive one.

(1)Formerly, Colonial U.S. Stock Fund, Variable Series.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Crabbe Huson Real Estate Investment Fund, Variable Series seeks to provide growth of capital and current income.

Fund Performance (as of June 30, 1999)

Inception date ...............................   6/1/99
Assuming reinvestment of all distributions
Cumulative total return since 6/1/99 .........    (4.10)%
Net asset value per share on 6/30/99 .........   $ 9.59


Portfolio Manager's Discussion

     Michael B. Stokes is portfolio manager of the Crabbe Huson Real Estate Investment Fund, Variable Series.


Would you describe the potential benefits of a REIT fund?

     A rapidly increasing percentage of real estate properties is being converted to publicly traded companies in the form of real estate investment trusts (REITs). A REIT owns a portfolio of real estate properties to earn profits for its shareholders. An important benefit of a REIT is the income it generates. REITs pass along virtually all net income to shareholders in the form of dividends. In addition, REIT shares can increase in value based on the appreciation potential of the properties owned by the REIT. As a result, a variable annuity that invests in REITs can provide investors with a convenient and efficient way to tap the impressive growth and income potential of the expanding commercial and residential real estate market.


Can you describe your contrarian approach?

     Crabbe Huson Real Estate Investment Fund, Variable Series invests primarily in REITs and equity securities of companies in the real estate industry. Using a risk-averse strategy known as "contrarian" investing, the Fund's managers search the real estate market for securities of what they consider to be high-quality companies available at attractive prices. In particular, they focus on companies which they believe:

   o are out of favor due to industry conditions, company shortfalls, or prevailing market preferences

   o are fundamentally strong, offering solid financial characteristics and experienced management teams

   o possess positive characteristics that may change investor's perceptions of the value of its stock.

     We believe that securities of solid, underpriced companies offering appreciation potential can represent attractive, more risk-averse investments. Accordingly, the Fund's managers seek to own a security at the very beginning of its upward trend. By purchasing securities they believe offer greater upside potential than downside risk, the Fund provides investors with a sensible approach towards pursuing their goals.


What was the Fund's strategy during the period?

     At inception, mid- and small-cap REITs were undervalued compared to large-cap REITs. However, our analysis indicated that many of these stocks offer strong cash flows, adequate dividend coverage and solid growth rates. Although REIT share prices fell last year, cash flow per share increased and many companies raised their dividends. The average yield on REITs now exceeds 7.0%, well above the average 1.2% yield on the S&P 500. This presents an exceptional opportunity for yield-orientated investors, and we believe high yielding REITs will generate solid returns once broader confidence returns to the real estate market.


What is your outlook for the period ahead?

     Looking ahead, we are encouraged by increasingly favorable trends in the real estate market. A stronger economy along with rising occupancies and rents should encourage increased capital flow into REITs from real estate funds and value-orientated funds. If this occurs, we believe that share prices of REITs are primed to better reflect the value of their underlying assets.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. Liberty Asset Management Company (LAMCO) is the manager of the Fund.

Fund Performance (as of June 30, 1999)

Inception date ................................ 11/17/97
Assuming reinvestment of all distributions
   six-month total return .....................     8.57%
Net asset value per share on 6/30/99 ..........  $ 12.92
Net asset value per share on 12/31/98 .........  $ 11.90


Portfolio Managers' Discussion

     The Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers) -- currently five in number -- each of which employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     The Fund's current Portfolio Managers are:

     o Boston Partners Asset Management, L.P.;
       Investment Style/Value

     o J.P. Morgan Investment Management Inc.;
       Investment Style/Value

     o OpCap Advisors
       Investment Style/Value

     o Westwood Management Corporation;
       Investment Style/Growth

     o Wilke/Thompson Capital Management, Inc.;
       Investment Style/Growth


What was the investment environment like over the past six months?

     The first six months of 1999 was characterized by a rotation in market leadership from the large-capitalization growth stocks to more cyclically oriented stocks across a broader capitalization spectrum. The catalyst for this shift in preference was an increasing perception that domestic growth remained strong, coupled with evidence that economic conditions were improving abroad. In addition, many of the cyclical sectors of the market had considerably lower valuations compared to growth stocks where premiums for their earnings visibility had risen significantly. As a result, the environment favored both growth- and value-oriented investment strategies at different points. This style rotation is illustrated by the performance of the Russell 1000 Growth and Value Indexes for the first and second quarters. In the first quarter of 1999 the Growth Index returned 6.4% versus 1.4% for the Value Index. In the second quarter, the Value Index led the way with a return of 11.3%, followed by the Growth Index with a return of 3.8%.


What was the Fund's strategy during the period?

     Value strategies that emphasized cyclical sectors like basic materials, capital goods and energy stocks were strong at the end of the period. The Fund's three value managers (J.P. Morgan Investment Management, Boston Partners Asset Management and OpCap Advisors) benefited from this rotation to value. Liberty Asset Management Company's multi-managed approach in the Fund seeks to provide more consistent returns by combining both value and growth styles of investment management. Each of the institutional investment managers in the Fund practices a specific style of growth or value investment management. As a result, the Fund will participate in both growth and value style investment markets.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater than average growth orientation. Companies in this Index tend to exhibit higher price to book and price-earnings ratios, lower dividend yields and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values.

Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

    Newport Tiger Fund, Variable Series(1) seeks long-term capital appreciation.

Fund Performance (as of June 30,1999)

Inception date ................................   5/1/95
Assuming reinvestment of all distributions
   six-month total return .....................    29.30%
Net asset value per share on 6/30/99 ..........   $ 2.03
Net asset value per share on 12/31/98 .........   $ 1.57


Portfolio Managers' Discussion

     Thomas R.Tuttle and Lynda Couch are portfolio co-managers of Newport Tiger Fund, Variable Series. Mr. Tuttle is president of Newport Fund Management, Inc. and Ms. Couch is senior vice president of Newport Fund Management, Inc.


What was the investment environment like over the past six months?

     Asia's economic prospects have improved as the result of a variety of factors, perhaps the most important being a $165 billion infusion from the International Monetary Fund. The purpose of this infusion was to stabilize the tenuous economies and bring interest rates down. Governments responded by easing their monetary policies, and interest rates fell from record highs to post-war lows. For example, interest rates in Korea fell from approximately 30% to 8%, a staggering change by any standard. The decline in rates pushed the region's stock markets sharply higher. During the first six months of 1999, the Fund returned 29.30%.


What was the Fund's strategy during the period?

     During the first half of the year, the Fund made new commitments to countries such as Korea and Taiwan. In keeping with the Fund's conservative philosophy, our strategy has been to keep our initial exposures low until we have more confidence that the economic recoveries of these nations will prove sustainable. However, our underweighting of the region's lesser economies also held back the Fund's overall performance during early 1999. That is because the more speculative economies, which suffered disproportionately during the 1997 downturn, also exhibited the biggest rebound during the recent recovery.


What is your outlook for the period ahead?

     We continue to believe that The People's Republic of China represents a significant long-term growth opportunity. The country is moving from a socialist system towards a market-oriented economy, which means that the state is no longer taking care of the individual in such areas as education and medical care. As a result, the country's savings rate has been unusually high and consumer demand correspondingly low. We believe that as households bolster their balance sheets, the stage will be set for impressive growth at the consumer level. Our portfolio now maintains an overweighted position in China, primarily through our ownership of Hong Kong companies with significant business interests in China.

(1)Investing in Newport Tiger Fund, Variable Series offers long-term growth potential; however, the value will fluctuate due to economic and political developments and currency fluctuations. Many of the Asian countries are considered emerging, which means there may be greater risks associated with investing there than in more-developed countries. Because market conditions change frequently, there can be no assurance that the trends described herein will come to pass or affect the performance of the Fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Global Utilities Fund, Variable Series seeks current income and long-term growth of capital and income.

Fund Performance (as of June 30,1999)

Inception date ................................    7/1/93
Assuming reinvestment of all distributions
   six-month total return .....................      8.58%
Net asset value per share on 6/30/99 ..........   $ 14.94
Net asset value per share on 12/31/98 .........   $ 13.76


Portfolio Managers' Discussion

     Ophelia Barsketis and Deborah A. Jansen, senior vice presidents of Stein Roe & Farnham Incorporated, are portfolio co-managers of Stein Roe Global Utilities Fund, Variable Series.


What was the investment environment like over the past six months?

     In an environment that favored more growth-orientated sectors, we were pleased with the performance of the Fund. We attribute performance to the Fund's diversification across a variety of countries and utilities sectors, and our core holdings in quality companies. However, the beginning of 1999 proved a difficult period for domestic and European utility stocks. Generally speaking, utility stocks were depressed in recent months as investors sought stocks that would benefit from a reacceleration of economic growth. Our limited exposure to developing economies may have slightly hampered performance during the second half of the period, but we believe our conservative investment strategy provided greater flexibility in an uncertain investment environment and reduced volatility for risk-averse investors.


What was the Fund's strategy during the period?

     Over the course of this six-month period, the Fund maintained its overweighting in these regions, but cautiously entered Latin America. Since a number of global economies showed signs of positive growth, we did not invest more substantially due to concerns that these markets were not yet out of the woods.

     Although we maintained a portfolio diversified among different regions and subsectors of the utilities market, such as telephone, gas, electricity and water, we held the largest percentage of the portfolio's assets in the telecommunications sector. We looked for companies that offered attractive opportunities driven by continuing economic growth as well as privatization, deregulation and merger activity.


What is your outlook for the period ahead?

     We are encouraged by the early signs of recovery in a number of global economies, and believe the U.S. economy should continue to show solid growth in 1999--provided that inflation remains in check and interest rates do not rise significantly. Going forward, we plan to focus on domestic and European utilities, while exploring quality companies in developing economies. We expect that stocks of U.S. and European electric companies will continue to face challenges if interest rates rise, as they have in the last few months. Deregulation and merger activity may ultimately lead to stock price appreciation as these issues are resolved. As always, we will monitor opportunities that may arise as a result of regulatory changes. We believe that the Fund continues to offer risk-averse investors an opportunity to participate in the long-term growth potential of U.S. and international utility stocks.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev.        Shares         Value
                                                                         -------        -------      ----------
COMMON STOCK--100.0%
Construction--1.7%
Building Construction--1.0%
Centex Corp. ........................................................                    1,400       $   52,587
                                                                                                     ----------
Special Trade Contractors--0.7%
Tomkins PLC (a) .....................................................       UK           8,000           34,701
                                                                                                     ----------
Finance, Insurance & Real Estate--21.7%
Depository Institutions--8.5%
Chase Manhattan Corp. ...............................................                      700           60,637
Cie Financiere de Paribas ...........................................       Fr             270           30,339
Corporacion Bancaria de
   Espana SA ........................................................       Sp           1,300           29,686
Credito Italiano ....................................................       It           6,500           28,658
First American Corp. ................................................                    1,000           41,563
HSBC Holdings PLC (b) ...............................................       HK           1,000           35,426
Lloyds Bank PLC .....................................................       UK           2,000           27,320
Standard Chartered PLC ..............................................       UK           2,000           32,691
Svenska Handelsbanken,
   Class A ..........................................................       Sw           2,400           28,934
The Bank of Tokyo
   Mitsubishi .......................................................       Ja           4,000           56,888
Union Bank of Switzerland ...........................................       Sz             100           29,932
Washington Mutual, Inc. .............................................                    1,200           42,450
                                                                                                     ----------
                                                                                                        444,524
                                                                                                     ----------
Holding & Other Investment Offices--.5%
Zurich Allied AG ....................................................       Sz              50           28,512
                                                                                                     ----------
Insurance Carriers--3.4%
Allstate Corp. ......................................................                    1,700           60,987
American International
   Group, Inc. ......................................................                      400           46,825
AXA .................................................................       Fr             260           31,796
International Nederlanden
   Groep ............................................................       Ne             700           37,990
                                                                                                     ----------
                                                                                                        177,598
                                                                                                     ----------
Investment Companies--3.3%
Irish Investment Fund, Inc. .........................................       Ir           1,800           29,700
Korea Fund, Inc. ....................................................       Ko           3,100           46,113
Taiwan Fund, Inc. ...................................................       Tw           3,000           62,250
Thai Fund ...........................................................       Th           3,200           32,800
                                                                                                     ----------
                                                                                                        170,863
                                                                                                     ----------
Nondepository Credit Institutions--3.0%
Associates First Capital Corp.                                                           1,400           62,038
Nichiei Co., Ltd. ...................................................       Ja             400           34,998
Promise Co., Ltd. ...................................................       Ja           1,000           59,018
                                                                                                     ----------
                                                                                                        156,054
                                                                                                     ----------
Real Estate--3.0%
Cheung Kong Holdings Ltd. ...........................................       HK           8,000           71,146

                                                                         Country
                                                                         Abbrev.        Shares         Value
                                                                         -------        -------      ----------
New World Development
   Co., Ltd. ........................................................       HK          28,000       $   83,906
                                                                                                     ----------
                                                                                                        155,052
                                                                                                     ----------
Manufacturing--45.3%
Chemicals & Allied Products--9.6%
Akzo Nobel NV .......................................................       Ne             700           29,524
BASF AG .............................................................       G              750           33,222
Clorox Co. ..........................................................                      500           53,406
E.I. DuPont de Nemours &
   Co. ..............................................................                      800           54,650
Kao Corp. ...........................................................       Ja           2,000           56,129
Merck & Co., Inc. ...................................................                      600           44,400
Novartis ............................................................       Sz              25           36,608
Pharmacia & Upjohn, Inc. ............................................                    1,000           56,813
Rhone Poulenc, Class A ..............................................       Fr             660           30,232
Schering-Plough Corp. ...............................................                    1,100           58,300
Warner-Lambert Co. ..................................................                      700           48,563
                                                                                                     ----------
                                                                                                        501,847
                                                                                                     ----------
Communications Equipment--3.3%
Lucent Technologies, Inc. ...........................................                      800           53,950
Racal Electronics PLC ...............................................       UK           7,000           42,784
Sony Corp. ..........................................................       Ja             390           42,010
Telefonakteibolaget LM
   Ericsson .........................................................       Sw           1,100           36,231
                                                                                                     ----------
                                                                                                        174,975
                                                                                                     ----------
Electrical Industrial Equipment--1.1%
General Electric Co. ................................................                      500           56,500
                                                                                                     ----------
Electronic Components--0.8%
Koninklijke Philips
   Electronics NV ADR (a) ...........................................       Ne             400           40,350
                                                                                                     ----------
Food & Kindred Products--4.5%
Bass PLC ............................................................       UK           3,000           42,683
Carlton Communications
   PLC ..............................................................       UK           4,000           32,954
Diageo PLC ..........................................................       UK           3,000           31,551
Groupe Danone .......................................................       Fr             130           33,597
Kellogg Co. .........................................................                    1,500           49,500
PepsiCo, Inc. .......................................................                    1,200           46,425
                                                                                                     ----------
                                                                                                        236,710
                                                                                                     ----------
Furniture & Fixtures--1.2%
Furniture Brands
   International, Inc. (a) ..........................................                    2,300           64,113
                                                                                                     ----------
Household Appliances--0.6%
Electrolux AB, Series B .............................................       Sw           1,500           31,557
                                                                                                     ----------
Machinery & Computer Equipment--5.2%
Canon, Inc. .........................................................       Ja           1,000           28,725
EMC Corp. (a) .......................................................                    1,000           55,000
Hewlett-Packard Co. .................................................                      400           40,200

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev.        Shares        Value
                                                                         -------        -------      ----------
International Business
   Machines Corp. ...................................................                      400       $   51,700
Invensys PLC ........................................................      UK            9,000           42,623
Mannesmann AG .......................................................      G               350           52,354
                                                                                                     ----------
                                                                                                        270,602
                                                                                                     ----------
Measuring & Analyzing Instruments--0.7%
Fuji Photo Film Co., Ltd. ...........................................      Ja            1,000           37,804
                                                                                                     ----------
Paper Products--1.4%
Aracruz Celulose SA ADR .............................................      Bz            2,000           44,000
Royal Koninklijke PTT
   Nederland NV .....................................................      Ne              600           28,221
                                                                                                     ----------
                                                                                                         72,221
                                                                                                     ----------
Petroleum Refining--4.3%
Amerada Hess Corp. ..................................................                    1,000           59,500
BP Amoco PLC ADR ....................................................      UK              300           32,550
Compagnie Francaise de
   Petroleum, Total B ...............................................      Fr              250           32,330
ENI .................................................................      It            5,000           29,565
Royal Dutch Petroleum Co. ...........................................      Ne              500           29,358
Texaco, Inc. ........................................................                      700           43,750
                                                                                                     ----------
                                                                                                        227,053
                                                                                                     ----------
Primary Metals--2.0%
Acerinox SA .........................................................      Sp            1,200           35,168
Pirelli SPA .........................................................      It           11,000           30,020
Pohang Iron & Steel Co.,
   Ltd. ADR .........................................................      Ko            1,100           36,988
                                                                                                     ----------
                                                                                                        102,176
                                                                                                     ----------
Rubber & Plastic--1.1%
Premark International, Inc. .........................................                    1,500           56,250
                                                                                                     ----------
Stone, Clay, Glass & Concrete--2.4%
Cemex SA ............................................................      Mx            7,500           37,440
Hanson PLC ..........................................................      UK            3,000           26,759
Holderbank Financiere
   Glaris AG ........................................................      Sz               25           29,593
Lafarge SA ..........................................................      Fr              310           29,547
                                                                                                     ----------
                                                                                                        123,339
                                                                                                     ----------
Transportation Equipment--7.1%
DaimlerChrysler AG ..................................................      G               500           43,417
Dana Corp. ..........................................................                      600           27,638
Ford Motor Co. ......................................................                      900           50,794
GKN PLC .............................................................      UK            3,000           51,704
General Dynamics Corp. ..............................................                      500           34,250
Honda Motor Co. Ltd. ................................................      Ja            1,000           42,344
MAN AG. .............................................................      G             1,300           44,482
Textron, Inc. .......................................................                      300           24,694
United Technologies Corp. ...........................................                      700           50,181
                                                                                                     ----------
                                                                                                        369,504
                                                                                                     ----------

                                                                         Country
                                                                         Abbrev.        Shares         Value
                                                                         -------        -------      ----------
Mining & Energy--3.4%
Nonmetallic, Except Fuels--1.1%
Potash Corp. of
   Saskatchewan, Inc. ...............................................      Ca            1,100       $   56,925
                                                                                                     ----------
Oil & Gas Extraction--0.5%
YPF SA ..............................................................      Ar              700           27,584
                                                                                                     ----------
Oil & Gas Field Services--1.8%
Petroleum Geo-Services (a) ..........................................      No            1,900           28,609
Schlumberger Ltd. ...................................................                    1,000           63,688
                                                                                                     ----------
                                                                                                         92,297
                                                                                                     ----------
Retail Trade--4.6%
Apparel & Accessory Stores--1.0%
Hennes & Mauritz AB (a) .............................................      Sw            2,200           54,605
                                                                                                     ----------
Food Stores--2.0%
Safeway, Inc. (a) ...................................................                      900           44,550
Tesco PLC ...........................................................      UK           12,000           31,098
Vendex International NV .............................................      Ne            1,000           26,774
                                                                                                     ----------
                                                                                                        102,422
                                                                                                     ----------
General Merchandise Stores--1.1%
Wal-Mart Stores, Inc. ...............................................                    1,200           57,900
                                                                                                     ----------
Miscellaneous Retail--0.5%
Rite Aid Corp. ......................................................                    1,100           27,088
                                                                                                     ----------
Services--5.3%
Amusement & Recreation--0.5%
Hilton Group PLC ....................................................      UK            7,000           28,155
                                                                                                     ----------
Computer Related Services--0.7%
Cap Gemini SA .......................................................      Fr              230           36,235
                                                                                                     ----------
Computer Software--4.1%
Compuware Corp. (a) .................................................                    1,500           47,719
Microsoft Corp. .....................................................                      600           54,113
Misys PLC ...........................................................      UK            3,000           25,765
SAP AG ..............................................................      G               150           50,860
SunGard Data Systems,
   Inc. (a) .........................................................                    1,100           37,950
                                                                                                     ----------
                                                                                                        216,407
                                                                                                     ----------
Transportation, Communications,
   Electric, Gas & Sanitary Services--17.3%
Communications--1.4%
Viacom, Inc., Class A (a) ...........................................                      800           35,300
Vodafone Group PLC ..................................................      UK            2,000           39,622
                                                                                                     ----------
                                                                                                         74,922
                                                                                                     ----------
Electric Services--2.8%
Empresa Nacional de
   Electricidad .....................................................      Sp            1,400           29,929
Korea Eletric Power Corp.,
   ADR ..............................................................      Ko            3,200           65,600
Texas Utilities Co. .................................................                    1,200           49,500
                                                                                                     ----------
                                                                                                        145,029
                                                                                                     ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev.        Shares         Value
                                                                         -------        -------      ----------
Gas Services--1.5%
BG PLC ................................................................      UK            5,000       $   30,560
NICOR, Inc. ...........................................................                    1,300           49,481
                                                                                                       ----------
                                                                                                           80,041
                                                                                                       ----------
Motor Freight & Warehousing--0.8%
CNF Transportation ....................................................                    1,100           42,213
                                                                                                       ----------
Telecommunications--10.8%
Bell Atlantic Corp. ...................................................                      900           58,838
British Telecommunications
   PLC ................................................................      UK            2,000           33,615
COLT Telecom Group PLC (a)                                                   UK            2,000           41,010
France Telecom SA .....................................................      Fr              390           29,532
Hong Kong
   Telecommunications
   Ltd. (b) ...........................................................      HK           13,000           34,937
MCI WorldCom, Inc. (a) ................................................                      700           60,375
Nippon Telegraph &
   Telephone Corp. ....................................................      Ja                4           46,554
Nokia Oyj .............................................................      Fi              700           61,508
Philippine Long Distance
   Telephone, ADR .....................................................      Ph            1,800           54,225
Telecel-Comunicacaoes
   Pessoais, SA .......................................................      Pt              200           25,844
Telecom Italia SPA ....................................................      It            3,000           31,183
Telecomunicacoes Brasileiras
   SA .................................................................      Bz              450           40,584
Telefonos de Mexico SA ................................................      Mx           11,100           45,088
                                                                                                       ----------
                                                                                                          563,293
                                                                                                       ----------
Wholesale Trade--0.7%
Nondurable Goods
Imasco Ltd. ...........................................................      Ca            1,300           35,270
                                                                                                       ----------
Total Common Stock
   (cost of $5,002,519) ..........................................................................      5,225,278
                                                                                                       ----------

                                                                         Country
                                                                         Abbrev.        Shares          Value
                                                                         -------        -------       ----------
Rights--0.0%
   (cost of $354)
Finance, Insurance & Real Estate
Depository Institutions
Holderbank Financiere
   Glarus AG ..........................................................      Sz                1       $       15
                                                                                                       ----------
Total Investments--100.0%
   (cost of $5,002,873) (c) ........................................................................    5,225,293
                                                                                                       ----------


                                          Par
                                       --------
SHORT-TERM OBLIGATIONS--0.0%
Repurchase agreement with SBC
   Warburg Ltd., dated 06/30/99
   due 07/01/99 at 4.800%, by
   Treasury bonds and/or notes
   with various maturities
   collateralized to 2027, market
   value $2,071 (repurchase
   proceeds $2,000) ................   $2,000          2,000
                                                       -----
Other Assets & Liabilities, Net--0.0% .......         (1,114)
                                                      ------
Net Assets--100% ............................     $5,226,179
                                                  ==========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

                       Summary of Securities by Country

                                                                  % of Total
                                      Country                     Securities
Summary of Securities by Country      Abbrev.        Value         at Value
----------------------------------   ---------   -------------   -----------
  United States ..................                $2,076,379         39.7%
  United Kingdom .................      UK           628,145         12.0
  Japan ..........................      Ja           404,470          7.7
  France .........................      Fr           253,608          4.9
  Hong Kong ......................      HK           225,415          4.3
  Germany ........................      G            224,335          4.3
  Netherlands ....................      Ne           192,217          3.7
  Sweden .........................      Sw           151,327          2.9
  Korea ..........................      Ko           148,701          2.9
  Switzerland ....................      Sz           124,660          2.4
  Italy ..........................      It           119,426          2.3
  Spain ..........................      Sp            94,783          1.8
  Canada .........................      Ca            92,195          1.8
  Brazil .........................      Bz            84,584          1.6
  Mexico .........................      Mx            82,528          1.6
  Taiwan .........................      Tw            62,250          1.2
  Finland ........................      Fi            61,508          1.2
  Philippines ....................      Ph            54,225          1.0
  Thailand .......................      Th            32,800          0.6
  Ireland ........................      Ir            29,700          0.6
  Norway .........................      No            28,609          0.5
  Argentina ......................      Ar            27,584          0.5
  Portugal .......................      Pt            25,844          0.5
                                                  ----------        -----
                                                  $5,225,293        100.0%
                                                  ==========        =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $5,002,873) .........................    $5,225,293
Short-term obligations ............................................................         2,000
Cash ..............................................................................        30,870
Dividends and interest receivable .................................................         4,975
Expense reimbursement due from Advisor ............................................         7,413
Other assets ......................................................................        30,537
                                                                                       ----------
  Total assets ....................................................................     5,301,088
                                                                                       ----------
Liabilities:
Payable for investments purchased .................................................        61,301
Management fee payable ............................................................         3,904
Bookkeeping fee payable ...........................................................         2,250
Accrued expenses payable ..........................................................         6,145
Other liabilities .................................................................         1,309
                                                                                       ----------
  Total liabilities ...............................................................        74,909
                                                                                       ----------
Net assets ........................................................................    $5,226,179
                                                                                       ==========
Net assets represented by:
 Paid-in capital ..................................................................    $5,000,000
 Accumulated undistributed net investment income ..................................         7,197
 Accumulated net realized losses on foreign currency transactions .................        (3,157)
 Net unrealized appreciation on investments and foreign currency transactions .....       222,139
                                                                                       ----------
Total net assets applicable to outstanding shares of beneficial interest ..........    $5,226,179
                                                                                       ==========
Shares of beneficial interest outstanding .........................................       500,000
                                                                                       ==========
Net asset value per share .........................................................        $10.45
                                                                                       ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

For the Period Ended June 30, 1999*
--------------------------------------------------------------------------------

Investment income:
Interest income ........................................................................    $  6,149
Dividends ..............................................................................       5,933
                                                                                            --------
  Total investment income (net of nonreclaimable foreign taxes withheld at source which
   amounted to $742) ...................................................................      12,082
                                                                                            --------
Expenses:
 Management fee ........................................................................       3,904
 Bookkeeping fee .......................................................................       2,250
 Transfer agent fee ....................................................................         625
 Audit fee .............................................................................       2,100
 Printing expense ......................................................................         840
 Trustees' expense .....................................................................         570
 Custodian fee .........................................................................       1,230
 Legal fee .............................................................................         150
 Miscellaneous expense .................................................................         629
                                                                                            --------
  Total expenses .......................................................................      12,298
                                                                                            --------
Less: Expense reimbursable by Manager ..................................................      (7,413)
                                                                                            --------
Net expenses ...........................................................................       4,885
                                                                                            --------
Net investment income ..................................................................       7,197
Realized and unrealized gains on investments:
 Net realized gains on foreign currency transactions ...................................      (3,157)
 Change in net unrealized appreciation on investments and foreign currency transactions      222,139
                                                                                            --------
Net increase in net assets resulting from operations ...................................    $226,179
                                                                                            ========

* For the period from the commencement of operations June 1, 1999 to June 30, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                             Period Ended
                                                                                               June 30,
                                                                                                1999*
                                                                                            -------------
Operations:
 Net investment income ..................................................................    $    7,197
 Net realized gains on foreign currency transactions ....................................        (3,157)
 Change in unrealized appreciation on investments and foreign currency transactions .....       222,139
                                                                                             ----------
Net increase in net assets resulting from operations ....................................       226,179
                                                                                             ----------
Fund share transactions:
 Proceeds from fund shares sold .........................................................     5,000,000
                                                                                             ----------
Net increase in net assets resulting from fund share transactions .......................     5,000,000
                                                                                             ----------
Total increase in net assets ............................................................     5,226,179
Net assets:
 Beginning of year ......................................................................            --
                                                                                             ----------
 End of year ............................................................................     5,226,179
                                                                                             ==========
Accumulated undistributed net investment income included in ending net assets ...........    $    7,197
                                                                                             ==========
Analysis of changes in shares of beneficial interest:
 Shares sold ............................................................................       500,000

*For the period from the commencement of operations June 1, 1999 to June 30, 1999.


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial Global Equity Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium-- Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The funds intend to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 1.15% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $5,002,873 and none, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $286,612
     Gross unrealized depreciation      (64,192)
                                       --------
       Net unrealized appreciation     $222,420
                                       --------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                             (Unaudited)
                                                                            Period Ended
                                                                              June 30,
                                                                                1999*
                                                                            ------------
Per share operating performance:
Net asset value, beginning of year ....................................      $10.00
                                                                             ------
Net investment income (a)(b) ..........................................        0.01
Net realized and unrealized gains on investments ......................        0.44
                                                                             ------
Total from investment operations ......................................        0.45
                                                                             ------
Less distributions:
 Dividends from and in excess of net investment income ................           --
 Distributions from and in excess of net realized gains on investments            --
                                                                             -------
Total distributions ...................................................           --
                                                                             -------
Net asset value, end of year ..........................................      $10.45
                                                                             =======
Total return:
 Total investment return (c)(d) .......................................        4.50%**

Ratios/supplemental data:
Net assets, end of year (000's) .......................................      $5,226
Ratio of expenses to average net assets (e) ...........................        1.15%***
Ratio of net investment income to average net assets (e) ..............        1.73%***
Fees and expenses waived or borne by the Advisor (e) ..................        1.78%***
Portfolio turnover ratio ..............................................           0%**

(a) Net of fees and expenses waived or borne by the Advisor which
    amounted to:                                                             $0.015
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net assets value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
  * For the period from the commencement of operations June 1, 1999 to June 30,
    1999.
 ** Not annualized.
*** Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------   --------------   ----------
COMMON STOCKS--91.5%
Finance, Insurance & Real Estate--12.7%
Depository Institutions--3.2%
Astoria Financial Corp. ............................................                   31,000       $1,362,063
Bank of Montreal ...................................................       Ca          17,300          632,509
First Union Corp. ..................................................                   11,702          549,994
Greenpoint Financial Corp. .........................................                   85,000        2,789,063
National Australia Bank Ltd.                                               Au          38,800          646,554
                                                                                                    ----------
                                                                                                     5,980,183
                                                                                                    ----------
Insurance Carriers--6.5%
Allstate Corp. .....................................................                   47,000        1,686,125
American Bankers Insurance
   Group, Inc. .....................................................                   34,400        1,872,650
American International
   Group, Inc. .....................................................                   18,468        2,161,910
CIGNA Corp. ........................................................                   30,000        2,670,000
Citigroup, Inc. ....................................................                   55,950        2,657,625
Old Republic International
   Corp. ...........................................................                   38,100          659,606
St. Paul Cos., Inc. ................................................                   18,000          572,625
                                                                                                    ----------
                                                                                                    12,280,541
                                                                                                    ----------
Nondepository Credit Institutions--0.7%
Associates First Capital
   Corp. ...........................................................                    8,124          359,995
Metris Companies, Inc. .............................................                   25,468        1,037,821
                                                                                                    ----------
                                                                                                     1,397,816
                                                                                                    ----------
Security Brokers & Dealers--2.3%
A.G. Edwards, Inc. .................................................                   51,300        1,654,425
Merrill Lynch & Co., Inc. ..........................................                   32,500        2,597,969
                                                                                                    ----------
                                                                                                     4,252,394
                                                                                                    ----------
Manufacturing--47.2%
Apparel--0.5%
VF Corp. ...........................................................                   20,000          855,000
                                                                                                    ----------
Chemicals & Allied Products--9.4%
Allergan, Inc. .....................................................                   11,700        1,298,700
Bristol-Myers Squibb Co. ...........................................                   45,600        3,211,950
Dow Chemical Co. ...................................................                   15,700        1,991,938
Eli Lilly & Co. ....................................................                   27,000        1,933,875
Johnson & Johnson ..................................................                   22,800        2,234,400
Merck & Co., Inc. ..................................................                   32,400        2,397,600
Monsanto Co. .......................................................                   20,000          788,750
Pfizer, Inc. .......................................................                    5,000          548,750
Pharmacia & Upjohn, Inc. ...........................................                   28,000        1,590,750
Warner-Lambert Co. .................................................                   25,000        1,734,375
                                                                                                    ----------
                                                                                                    17,731,088
                                                                                                    ----------
Communications Equipment--2.7%
Lucent Technologies, Inc ...........................................                   30,000        2,023,125
Motorola, Inc. .....................................................                   32,000        3,032,000
                                                                                                    ----------
                                                                                                     5,055,125
                                                                                                    ----------

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------   --------------   ----------
Electrical Industrical Equipment--1.0%
General Electric Co. ...............................................                   17,000       $1,921,000
                                                                                                    ----------
Electronic Components--2.5%
Texas Instruments, Inc. ............................................                   33,000        4,785,000
                                                                                                    ----------
Fabricated Metal--0.4%
Danaher Corp. ......................................................                   14,600          848,625
                                                                                                    ----------
Food & Kindred Products--2.6%
Anheuser Busch Cos., Inc. ..........................................                   26,500        1,879,844
Heinz (H.J.) Co. ...................................................                   38,500        1,929,813
Philip Morris Companies,
   Inc. ............................................................                   27,500        1,105,156
                                                                                                    ----------
                                                                                                     4,914,813
                                                                                                    ----------
Furniture & Fixtures--1.4%
Herman Miller, Inc. ................................................                   40,000          840,000
Masco Corp. ........................................................                   65,000        1,876,875
                                                                                                    ----------
                                                                                                     2,716,875
                                                                                                    ----------
Household Appliances--1.0%
Maytag Corp. .......................................................                   26,000        1,811,875
                                                                                                    ----------
Machinery & Computer Equipment--11.4%
Apple Computer, Inc. ...............................................                   39,000        1,806,188
Applied Materials, Inc. (a) ........................................                   30,000        2,216,250
Black & Decker Corp. ...............................................                   28,000        1,767,500
Caterpillar, Inc. ..................................................                   32,000        1,920,000
Cisco Systems, Inc. (a) ............................................                   35,600        2,296,200
EMC Corp. (a) ......................................................                   40,000        2,200,000
International Business
   Machines Corp. ..................................................                   30,000        3,877,500
Sun Microsystems, Inc. (a) .........................................                   24,000        1,653,000
Tyco International Ltd. ............................................                   19,500        1,847,625
Unisys Corp. (a) ...................................................                   52,000        2,024,750
                                                                                                    ----------
                                                                                                    21,609,013
                                                                                                    ----------
Measuring & Analyzing Instruments--1.4%
Eastman Kodak Co. ..................................................                   30,000       $2,032,500
Tektronix, Inc. ....................................................                   17,500          528,281
                                                                                                    ----------
                                                                                                     2,560,781
                                                                                                    ----------
Petroleum Refining--3.7%
BP Amoco plc ADR ...................................................                   11,000        1,193,500
Exxon Corp. ........................................................                   30,000        2,313,750
Mobil Corp. ........................................................                   13,000        1,287,000
Phillips Petroleum Co. .............................................                   34,100        1,715,656
Sunco, Inc. ........................................................                   18,000          543,375
                                                                                                    ----------
                                                                                                     7,053,281
                                                                                                    ----------
Primary Smelting--0.6%
Phelps Dodge Corp. .................................................                   17,400        1,077,713
                                                                                                    ----------
Rubber & Plastic--1.0%
Goodyear Tire & Rubber Co.                                                              6,000          352,875
Premark International
   Incorporated ....................................................                   33,000        1,237,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.        Shares          Value
                                                                       ---------   --------------   ----------
Wynn's International, Inc. .........................................                20,000          $  368,750
                                                                                                    ----------
                                                                                                     1,959,125
                                                                                                    ----------
Stone, Clay, Glass & Concrete--1.5%
Corning, Inc. ......................................................                40,000           2,805,000
                                                                                                    ----------
Tobacco Products--0.4%
Gallaher Group PLC ADR .............................................                28,000             684,250
                                                                                                    ----------
Transportation Equipment--5.7%
AlliedSignal, Inc. .................................................                45,000           2,835,000
Cordant Technologies, Inc. .........................................                20,000             903,750
Delphi Automotive Systems
   Corp. ...........................................................                13,978             259,467
Ford Motor Co. .....................................................                30,000           1,693,125
General Dynamics Corp. .............................................                24,400           1,671,400
General Motors Corp. ...............................................                20,000           1,320,000
Textron, Inc. ......................................................                24,400           2,008,425
                                                                                                    ----------
                                                                                                    10,691,167
                                                                                                    ----------
Mining & Energy--2.6%
Oil & Gas Extraction--0.3%
R & B Falcon Corp. (a) .............................................                70,000             656,250
                                                                                                    ----------
Oil & Gas Field Services--2.3%
Enron Corp. ........................................................                37,500           3,065,625
Schlumberger Ltd. ..................................................                20,000           1,273,750
                                                                                                    ----------
                                                                                                     4,339,375
                                                                                                    ----------
Retail Trade--9.4%
Food Stores--1.5%
Albertson's, Inc. ..................................................                26,500           1,366,406
Kroger Corp. (a) ...................................................                52,000           1,452,750
                                                                                                    ----------
                                                                                                     2,819,156
                                                                                                    ----------
General Merchandise Stores--3.1%
Dayton Hudson Corp. ................................................                26,500           1,722,500
Family Dollar Stores, Inc. .........................................                64,000           1,536,000
Kmart Corp. ........................................................               100,000           1,643,750
Sears, Roebuck & Co. ...............................................                20,000             891,250
                                                                                                    ----------
                                                                                                     5,793,500
                                                                                                    ----------
Home Furnishing & Equipment--2.8%
Best Buy Co., Inc. (a) .............................................                28,500           1,923,750
Pier 1 Imports, Inc. ...............................................                58,500             658,125
Tandy Corp. ........................................................                56,000           2,737,000
                                                                                                    ----------
                                                                                                     5,318,875
                                                                                                    ----------
Miscellaneous Retail--1.3%
Office Depot, Inc. (a) .............................................                80,000           1,765,000
Rite Aid Corp. .....................................................                26,000             640,250
                                                                                                    ----------
                                                                                                     2,405,250
                                                                                                    ----------
Restaurants--0.7%
Brinker International,
   Inc. (a) ........................................................                50,000           1,359,375
                                                                                                    ----------
Services--8.4%
Business Services--1.6%
Omnicom Group, Inc. ................................................                38,800           3,104,000
                                                                                                    ----------

                                                                        Country
                                                                        Abbrev.        Shares          Value
                                                                       ---------   --------------   ----------
Computer Related Services--1.2%
America Online, Inc. (a) ...........................................                 3,500          $  386,750
Teradyne, Inc. (a) .................................................                25,000           1,793,750
                                                                                                    ----------
                                                                                                     2,180,500
                                                                                                    ----------
Computer Software--3.1%
BMC Software, Inc. (a) .............................................                33,000           1,782,000
Compuware Corp. (a) ................................................                43,000           1,367,938
J.D. Edwards & Co. (a) .............................................                14,000             259,000
Microsoft Corp. (a) ................................................                11,800           1,064,213
Oracle Systems Corp. (a) ...........................................                15,000             556,875
Sterling Software, Inc. (a) ........................................                29,000             773,938
                                                                                                    ----------
                                                                                                     5,803,964
                                                                                                    ----------
Engineering, Accounting, Research
   & Management--0.9%
EG&G, Inc. .........................................................                35,000           1,246,875
International-Muller NV ............................................       Ne       18,400             406,098
                                                                                                    ----------
                                                                                                     1,652,973
                                                                                                    ----------
Health Services--1.6%
Healthsouth Corp. (a) ..............................................               105,000           1,568,438
Lincare Holdings, Inc. (a) .........................................                18,600             465,000
Universal Health Services,
   Inc., Class B (a) ...............................................                22,500           1,074,375
                                                                                                    ----------
                                                                                                     3,107,813
                                                                                                    ----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--10.6%
Air Transportation--1.2%
Delta Air Lines, Inc. ..............................................                30,800           1,774,850
US Airways Group, Inc. .............................................                12,700             553,244
                                                                                                    ----------
                                                                                                     2,328,094
                                                                                                    ----------
Electric Services--3.4%
Edison International ...............................................                60,000           1,605,000
Entergy Corp. ......................................................                48,800           1,525,000
Texas Utilities Co. ................................................                41,000           1,691,250
Unicom Corp. .......................................................                42,000           1,619,625
                                                                                                    ----------
                                                                                                     6,440,875
                                                                                                    ----------
Telecommunication--6.0%
AT&T Corp. .........................................................                40,500           2,260,406
Ameritech Corp. ....................................................                39,400           2,895,900
Bell Atlantic Corp. ................................................                10,000             653,750
BellSouth Corp. ....................................................                18,000             843,750
GTE Corp. ..........................................................                32,000           2,424,000
MCI WorldCom, Inc. (a) .............................................                25,500           2,199,375
                                                                                                    ----------
                                                                                                    11,277,181
                                                                                                    ----------
Wholesale Trade--0.6%
Durable Goods--0.2%
Beers NV ...........................................................       Ne        7,235             295,428
                                                                                                    ----------
Nondurable Goods--0.4%
Bergen Brunswig Corp.,
   Class A .........................................................                50,000             862,500
                                                                                                    ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                            Country
                            Abbrev.   Shares      Value
                           --------- --------  ------------
Total Common Stocks
   (cost of $130,039,393) .................    $172,735,774
                                               ------------

                                           Par
                                      -------------
U.S. GOVERNMENT OBLIGATIONS--2.2%
Federal Home Loan Mortgage
   Corp., 6.500% 1/1/2026 .........   $1,183,031         1,141,992
Federal National Mortgage
   Association:
 6.500% 12/1/2023 .................    1,806,017         1,742,223
 6.000% 12/1/2008 .................    1,244,411         1,202,013
                                                         ---------
                                                         2,944,236
                                                         ---------
Total U.S. Government Obligations
   (cost of $4,153,456) .........................        4,086,228
                                                         ---------
Total Investments--93.7%
   (Cost of $134,192,849) (b) ...................      176,822,002
                                                       -----------

                                           Par             Value
                                     --------------   ------------
SHORT-TERM OBLIGATIONS--6.0%
Repurchase agreement with SBC
   Warburg Ltd., dated 06/30/99
   due 07/01/99 at 4.800%,
   collateralized by U.S. Treasury
   bonds and/or notes with
   various maturities to 2027,
   market value $11,810,060
   (repurchase proceeds
   $11,408,521) ..................   $11,407,000       $ 11,407,000
Other Assets & Liabilities, Net--0.3% ...........           578,367
                                                       ------------
Net Assets--100.0% ..............................      $188,807,369
                                                       ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is the same.

                                                                    % of Total
                                      Country                       Securities
Summary of Securities by Country      Abbrev.         Value          at Value
----------------------------------   ---------   ---------------   -----------
  United States ..................                $174,841,413         98.9%
  Netherlands ....................       Ne            701,526          0.4
  Australia ......................       Au            646,554          0.4
  Canada .........................       Ca            632,509          0.3
                                                  ------------        -----
                                                  $176,822,002        100.0%
                                                  ============        =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
ADR           American Depository Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $134,192,849) ..................     $ 176,822,002
Short-term obligations .......................................................        11,407,000
Cash (including foreign currencies) ..........................................             9,153
Receivable for investments sold ..............................................           967,567
Receivable for fund shares sold ..............................................            35,500
Dividends, tax reclaims and interest receivable ..............................           275,474
Other assets .................................................................             3,411
                                                                                   -------------
  Total assets ...............................................................       189,520,107
                                                                                   -------------
Liabilities:
Payable for investments purchased ............................................           440,000
Payable for fund shares repurchased ..........................................           160,828
Management fee payable .......................................................            96,142
Bookkeeping fee payable ......................................................             5,765
Transfer agent fee payable ...................................................               625
Accrued expenses payable .....................................................             8,863
Other liabilities ............................................................               515
                                                                                   -------------
  Total liabilities ..........................................................           712,738
                                                                                   -------------
Net assets ...................................................................     $ 188,807,369
                                                                                   =============
Net assets represented by:
 Paid-in capital .............................................................     $ 140,672,861
 Accumulated undistributed net investment income .............................           785,433
 Accumulated net realized gains on investments ...............................         4,720,362
 Net unrealized appreciation on investments and foreign currency transactions         42,628,713
                                                                                   -------------
Total net assets applicable to outstanding shares of beneficial interest .....     $ 188,807,369
                                                                                   =============
Shares of beneficial interest outstanding ....................................        10,660,976
                                                                                   =============
Net asset value per share ....................................................     $       17.71
                                                                                   =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ........................................................................    $   370,199
Dividends ..............................................................................      1,041,691
                                                                                            -----------
 Total investment income (net of nonreclaimable foreign taxes withheld at source which
  amounted to $17,269) .................................................................      1,411,890
                                                                                            -----------
Expenses:
 Management fee ........................................................................        527,948
 Bookkeeping fee .......................................................................         33,139
 Transfer agent fee ....................................................................          3,720
 Audit fee .............................................................................          8,491
 Printing expense ......................................................................          4,747
 Trustees' expense .....................................................................          1,808
 Custodian fee .........................................................................          4,839
 Miscellaneous expense .................................................................          3,108
                                                                                            -----------
  Total expenses .......................................................................        587,800
                                                                                            -----------
Net investment income ..................................................................        824,090
Realized and unrealized gains on investments:
 Net realized gains on investments .....................................................      4,748,068
 Net realized gains on foreign currency transactions ...................................         10,225
 Change in net unrealized appreciation on investments and foreign currency transactions       8,044,238
                                                                                            -----------
Net increase in net assets resulting from operations ...................................    $13,626,621
                                                                                            ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                       Six Months
                                                                                          Ended           Year Ended
                                                                                        June 30,         December 31,
                                                                                          1999               1998
                                                                                     -------------      -------------
Operations:
 Net investment income ..........................................................    $     824,090      $   1,539,622
 Net realized gains on investments ..............................................        4,748,068          4,073,761
 Net realized gains on foreign currency transactions ............................           10,225             (3,098)
 Change in unrealized appreciation on investments and foreign currency
  transactions ..................................................................        8,044,238          7,754,026
                                                                                     -------------      -------------
Net increase in net assets resulting from operations ............................       13,626,621         13,364,311
                                                                                     -------------      -------------
Distributions declared from:
 Net investment income ..........................................................               --         (1,536,000)
 In excess of net investment income .............................................               --            (38,486)
 Net realized gains .............................................................               --         (4,110,459)
 In excess of net realized gains ................................................               --            (10,275)
                                                                                     -------------      -------------
Total distributions .............................................................               --         (5,695,220)
                                                                                     -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................       36,777,536         86,125,469
 Cost of fund shares repurchased ................................................      (11,416,857)       (56,579,053)
 Distributions reinvested .......................................................               --          5,695,220
                                                                                     -------------      -------------
Net increase in net assets resulting from fund share transactions ...............       25,360,679         35,241,636
                                                                                     -------------      -------------
Total increase in net assets ....................................................       38,987,300         42,910,727
Net assets:
 Beginning of year ..............................................................      149,820,069        106,909,342
                                                                                     -------------      -------------
 End of year ....................................................................    $ 188,807,369        149,820,069
                                                                                     =============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $     785,433      $     (38,657)
                                                                                     =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................        2,207,797         13,975,007
 Shares repurchased .............................................................         (686,563)       (12,155,226)
 Distributions reinvested .......................................................               --            350,922
                                                                                     -------------      -------------
Net increase ....................................................................        1,521,234          2,170,703
                                                                                     =============      =============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial Growth & Income Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium-- Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The funds intend to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 1.00% annually of the Fund's average daily net assets.

For the six months ended June 30, 1999, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $61,647,954 and $38,069,521, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $47,532,393
     Gross unrealized depreciation      (4,903,240)
                                       -----------
       Net unrealized appreciation     $42,629,153
                                       -----------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                  (Unaudited)
                                                   Six Months
                                                     Ended
                                                    June 30,
                                                     1999
                                                  ----------
Per share operating performance:
Net asset value, beginning of year ..........     $  16.39
                                                  --------
Net investment income (a) ...................         0.08
Net realized and unrealized gains
 on investments .............................         1.24
                                                  --------
Total from investment operations ............         1.32
                                                  --------
Less distributions:
 Dividends from and in excess of
  net investment income .....................            --
 Distributions from and in excess of
  net realized gains on investments .........            --
                                                  ---------
Total distributions .........................            --
                                                  ---------
Net asset value, end of year ................     $  17.71
                                                  =========
Total return:
Total investment return (b) .................         8.05%**
Ratios/supplemental data:
Net assets, end of year (000's) .............     $188,807
Ratio of expenses to average net assets .....         0.72%(c)*
Ratio of net investment income to average
 net assets .................................         1.00%(c)*
Portfolio turnover ratio ....................           25%**

                                                                          Year Ended December 31,
                                                 --------------------------------------------------------------------------
                                                    1998             1997             1996             1995           1994
                                                 ---------        ---------        ---------        ---------       -------
Per share operating performance:
Net asset value, beginning of year ..........    $  15.34         $  13.96         $ 12.60          $ 10.03          $ 10.36
                                                 --------         --------         -------          -------          -------
Net investment income (a) ...................        0.20             0.28            0.28             0.29             0.26
Net realized and unrealized gains
 on investments .............................        1.50             3.75            1.98             2.72            (0.34)
                                                 --------         --------         -------          -------          -------
Total from investment operations ............        1.70             4.03            2.26             3.01            (0.08)
                                                 --------         --------         -------          -------          -------
Less distributions:
 Dividends from and in excess of
  net investment income .....................       (0.18)           (0.28)          (0.28)           (0.25)           (0.25)
 Distributions from and in excess of
  net realized gains on investments .........       (0.47)           (2.37)          (0.62)           (0.19)              --
                                                 --------         --------         -------          -------          -------
Total distributions .........................       (0.65)           (2.65)          (0.90)           (0.44)           (0.25)
                                                 --------         --------         -------          -------          -------
Net asset value, end of year ................    $  16.39         $  15.34         $ 13.96          $ 12.60          $ 10.03
                                                 ========         ========         =======          =======          =======
Total return:
Total investment return (b) .................       11.13%           28.97%          17.89%           30.03%           (0.76)%
Ratios/supplemental data:
Net assets, end of year (000's) .............    $149,820         $106,909         $93,247          $71,070          $48,052
Ratio of expenses to average net assets .....        0.76%(c)         0.79%(c)        0.79%(c)         0.81%(c)         0.87%
Ratio of net investment income to average
 net assets .................................        1.24%(c)         1.77%(c)        2.02%(c)         2.51%(c)         2.82%
Portfolio turnover ratio ....................          28%              60%             24%              79%              55%

  * Annualized.
 ** Not annualized.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net assets value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                    Par            Value
                                                 ----------      ----------
CORPORATE FIXED-INCOME
 BONDS & NOTES--86.2%
Finance, Insurance & Real Estate--2.3%
Depository Institutions
KMC Telecom Holdings, Inc.,
   13.500% 5/15/2009 ...................         $250,000        $  250,000
                                                                 ----------
Manufacturing--36.1%
Chemicals & Allied Products--3.6%
Sterling Chemicals, Inc.,
   11.750% 8/15/2006 ...................          190,000           146,300
Trans Resources, Inc., 10.750%
   3/15/2008 ...........................          250,000           241,250
                                                                 ----------
                                                                    387,550
                                                                 ----------
Food & Kindred Products--4.5%
Chattem, Inc., 8.875% 4/1/2008                    250,000           240,000
Di Giorgio Corp., 10.000%
   6/15/2007 ...........................          250,000           246,250
                                                                 ----------
                                                                    486,250
                                                                 ----------
Measuring & Analyzing Instruments--1.2%
Envirosource, Inc., 9.750%
   6/15/2003 ...........................          200,000           126,000
                                                                 ----------
Miscellaneous Manufacturing--7.6%
Eagle-Picher Industries, Inc.,
   9.375% 3/1/2008 .....................          200,000           190,000
Moll Industries, Inc., 10.500%
   7/1/2008 ............................          250,000           222,500
Simmons Co., 10.250%
   3/15/2009 ...........................           40,000            40,700
Thermadyne Holdings Corp.,
   9.875% 6/1/2008 .....................          150,000           132,000
Tokheim Corp., 11.375%
   8/1/2008 ............................          250,000           237,500
                                                                 ----------
                                                                    822,700
                                                                 ----------
Paper Products--3.3%
Repap New Brunswick, Inc.,
   10.625% 4/15/2005 ...................          200,000           160,500
Riverwood International Corp.,
   10.875% 4/1/2008 ....................          200,000           194,500
                                                                 ----------
                                                                    355,000
                                                                 ----------
Primary Metal--5.9%
Keystone Consolidated
   Industries, Inc., 9.625%
   8/1/2007 ............................          200,000           194,000
WCI Steel Inc., 10.000%
   12/1/2004 ...........................          200,000           203,500
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/2007 ...................          250,000           239,375
                                                                 ----------
                                                                    636,875
                                                                 ----------

                                                    Par            Value
                                                 ----------      ----------
Printing & Publishing--1.9%
American Lawyer Media, Inc.,
   9.750% 12/15/2007 ...................         $200,000        $  200,000
                                                                 ----------
Rubber & Plastic--1.4%
Burke Industries, Inc., 10.000%
   8/15/2007 ...........................          200,000           153,000
                                                                 ----------
Transportation Equipment--6.7%
Johnstown America Industries,
   Inc., 11.750% 8/15/2005 .............          225,000           237,375
LDM Technologies, Inc.,
   10.750% 1/15/2007 ...................          250,000           247,500
Venture Holdings Trust,
   Series B, 9.500% 7/1/2005 ...........          250,000           236,250
                                                                 ----------
                                                                    721,125
                                                                 ----------
Mining & Energy--5.1%
Oil & Gas Extraction--3.1%
Mariner Energy, Inc., 10.500%
   8/1/2006 ............................          250,000           231,250
Petsec Energy, Inc., 9.500%
   6/15/2007 ...........................          200,000           106,000
                                                                 ----------
                                                                    337,250
                                                                 ----------
Oil & Gas Field Services--2.0%
Chile Offshore Corp., 10.000%
   5/1/2008 ............................          250,000           212,500
                                                                 ----------
Retail Trade--1.9%
Food Stores
Pathmark Stores, Inc., 9.625%
   5/1/2003 ............................          200,000           203,000
                                                                 ----------
Services--8.3%
Amusement & Recreation--6.4%
Hollywood Park, Inc., 9.250%
   2/15/2007 ...........................          250,000           246,250
Horseshoe Gaming, LLC,
   9.375% 6/15/2007 ....................          250,000           254,375
Regal Cinemas, Inc., 9.500%
   6/1/2008 ............................          200,000           188,000
                                                                 ----------
                                                                    688,625
                                                                 ----------
Health Services--0.5%
Hanger Orthopedic Group,
   11.250% 6/15/2009 ...................           50,000            50,750
                                                                 ----------
Hotels, Camps & Lodging--1.4%
CapRock Communications
   Corp., 11.500% 5/1/2009 .............          150,000           151,500
                                                                 ----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--32.1%
Broadcasting--2.2%
Fox Family Worldwide, Inc.,
   9.250% 11/1/2007 ....................          250,000           233,125
                                                                 ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                    Par            Value
                                                 ----------      ----------
Cable--11.2%
Adelphia Communications
   Corp., 9.875% 3/1/2007 ..............        $  250,000       $   261,250
Charter Communications
   Holding LLC, stepped
   coupon, (9.920%
   04/01/04) (a) 4/1/2011 (b) ..........           500,000           310,000
Diamond Cable
   Communication, PLC,
   stepped coupon, (10.750%
   02/15/02) (a) 2/15/2007 (b) .........           250,000           195,000
FrontierVision Holdings LP,
   stepped coupon, (11.875%
   09/15/01) (a) 9/15/2007 (b) .........           250,000           216,250
Telewest Communication PLC,
   stepped coupon, (11.000%
   10/01/00) (a) 10/1/2007 (b) .........           250,000           223,125
                                                                 -----------
                                                                   1,205,625
                                                                 -----------
Communications--5.5%
Microcell Telecommunications,
   Inc., stepped coupon,
   (14.000% 12/01/01) (a)
   6/1/2006 (b) ........................           250,000           203,125
Nextlink Communications, Inc.,
   10.750% 6/1/2009 ....................           250,000           256,875
Spectrasite Holdings, Inc.,
   stepped coupon, (11.250%
   04/15/04) (a) 4/15/2009 (b) .........           250,000           142,500
                                                                 -----------
                                                                     602,500
                                                                 -----------
Electric Services--0.3%
AES Corp., 9.500% 6/1/2009 .............            35,000            36,050
                                                                 -----------
Motor Freight & Warehousing--0.5%
MTL, Inc., 10.000% 6/15/2006 ...........            50,000            49,500
                                                                 -----------
Telecommunication--12.4%
Carrier1 International S.A.,
   13.250% 2/15/2009 ...................           250,000           253,750
Loral Space & Communications
   Ltd., 11.250% 1/15/2007 .............           250,000           220,000
McLeod USA, Inc., stepped
   coupon, (10.500%
   03/01/02) (a) 3/1/2007 (b) ..........           250,000           191,875

                                                    Par            Value
                                                 ----------      ----------
Metrocall, Inc.:
 9.750% 11/1/2007 ......................        $  100,000       $    74,000
 11.000% 9/15/2008 .....................           150,000           117,750
Nextel Communications, Inc.,
   Stepped Coupon, (9.750%
   10/31/02) (a) 10/31/2007 (b).........           100,000            70,250
Verio, Inc., 11.250% 12/1/2008..........           395,000           413,763
                                                                 -----------
                                                                   1,341,388
                                                                 -----------
Wholesale Trade--0.4%
Nondurable Goods
Revlon Consumer Products
   Corp., 9.000% 11/1/2006 .............            50,000            49,500
                                                                 -----------
Total Corporate Fixed Income
Bonds & Notes,
   (cost of $9,877,108) ..................................         9,299,813
                                                                 -----------
PREFERRED STOCK--0.8%
Transportation, Communication,
   Electric, Gas & Sanitary Services
Telecommunication
Nextel Communications, Inc. 11.125% PIK
   (cost of $94,715)......................................            85,308
                                                                 -----------
Total Investments--87.0%
   (cost of $9,971,823)(c) ...............................         9,385,121
                                                                 -----------
SHORT-TERM OBLIGATIONS--12.8%
Repurchase agreement with
   SBC Warburg Ltd., dated
   06/30/99, due 07/01/99 at
   4.800%, collateralized by U.S.
   Treasury bonds and/or notes
   with various maturities to
   2027, market value
$    1,430,832 (repurchase
   proceeds $1,382,184) ................        $1,382,000       $ 1,382,000
                                                                 -----------
Other Assets & Liabilities, Net--0.2% ....................            22,510
                                                                 -----------
Net Assets--100% .........................................       $10,789,631
                                                                 ===========

Notes to Investment Portfolio:
(a) Currently zero coupon. Shown parenthetically is the interest rate to be and the date the Fund will begin accruing this rate.
(b) This is a British security. Par amount is stated in U.S. dollars.
(c) The cost for federal income tax purposes is identical.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $9,971,823) ...............     $ 9,385,121
Short-term obligations ..................................................       1,382,000
Cash ....................................................................          18,047
Interest receivable .....................................................         212,852
Other assets ............................................................           6,127
                                                                              -----------
  Total assets ..........................................................      11,004,147
                                                                              -----------
Liabilities:
Payable for investments purchased .......................................         202,500
Management fee payable ..................................................           8,193
Bookkeeping fee payable .................................................           2,138
Transfer agent fee payable ..............................................             595
Other liabilities .......................................................           1,090
                                                                              -----------
  Total liabilities .....................................................         214,516
                                                                              -----------
Net assets ..............................................................     $10,789,631
                                                                              ===========
Net assets represented by:
 Paid-in capital ........................................................     $11,075,829
 Accumulated undistributed net investment income ........................         356,701
 Accumulated net realized losses on investments .........................         (56,197)
 Net unrealized depreciation on investments .............................        (586,702)
                                                                              -----------
Total net assets applicable to outstanding shares of beneficial interest      $10,789,631
                                                                              ===========
Shares of beneficial interest outstanding ...............................       1,136,533
                                                                              ===========
Net asset value per share ...............................................           $9.49
                                                                                    =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ...............................................    $  390,109
Dividends .....................................................         2,378
                                                                   ----------
  Total investment income .....................................       392,487
                                                                   ----------
Expenses:
 Management fee ...............................................        23,820
 Bookkeeping fee ..............................................        13,388
 Transfer agent fee ...........................................         3,720
 Audit fee ....................................................         6,192
 Printing expense .............................................            42
 Trustees' expense ............................................           383
 Miscellaneous expense ........................................         2,222
                                                                   ----------
  Total expenses ..............................................        49,767
                                                                   ----------
Less:
 Expense reimbursable by Manager ..............................       (18,007)
                                                                   ----------
Net expenses ..................................................        31,760
                                                                   ----------
Net investment income .........................................       360,727
Realized and unrealized gains (losses) on investments:
 Net realized gains on investments ............................         3,038
 Change in net unrealized depreciation on investments .........      (268,268)
                                                                   ----------
Net increase in net assets resulting from operations ..........    $   95,497
                                                                   ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                       Six Months         Period
                                                                                         Ended            Ended
                                                                                        June 30,       December 31,
                                                                                          1999            1998*
                                                                                      -----------      ------------
Operations:
 Net investment income ..........................................................     $   360,727      $  257,812
 Net realized gains (losses) on investments .....................................           3,038         (59,235)
 Change in unrealized depreciation on investments ...............................        (268,268)       (318,434)
                                                                                      -----------      ----------
Net increase (decrease) in net assets resulting from operations .................          95,497        (119,857)
                                                                                      -----------      ----------
Distributions declared from:
 Net investment income ..........................................................              --        (257,812)
 In excess of net investment income .............................................              --          (4,026)
                                                                                      -----------      ----------
Total distributions .............................................................              --        (261,838)
                                                                                      -----------      ----------
Fund share transactions:
 Proceeds from fund shares sold .................................................       5,124,511       6,073,053
 Cost of fund shares repurchased ................................................        (345,453)        (38,120)
 Distributions reinvested .......................................................              --         261,838
                                                                                      -----------      ----------
Net increase in net assets resulting from fund share transactions ...............       4,779,058       6,296,771
                                                                                      -----------      ----------
Total increase in net assets ....................................................       4,874,555       5,915,076
Net assets:
 Beginning of year ..............................................................       5,915,076              --
                                                                                      -----------      ----------
 End of year ....................................................................     $10,789,631      $5,915,076
                                                                                      ===========      ==========
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................     $   356,701      $   (4,026)
                                                                                      ===========      ==========
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................         537,281         700,987
 Shares repurchased .............................................................         (36,093)        (93,796)
 Distributions reinvested .......................................................              --          28,154
                                                                                      -----------      ----------
Net increase ....................................................................         501,188         635,345
                                                                                      ===========      ==========

* For the period from the commencement of operations May 19, 1998 to December 31, 1998.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial High Yield Securities Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rate corporate debt securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC had delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $4,660,952 and $106,539, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $  47,833
     Gross unrealized depreciation      (634,535)
                                       ---------
       Net unrealized depreciation     $(586,702)
                                       ---------

 Capital loss carryforwards--At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
   2006            $49,000

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                         (Unaudited)
                                                                         Six Months
                                                                            Ended         Period Ended
                                                                          June 30,        December 31,
                                                                            1999             1998***
                                                                         -----------      ------------
Per share operating performance:
Net asset value, beginning of year ....................................     $  9.31           $10.00
                                                                            -------           ------
Net investment income (a) .............................................        0.43             0.48
Net realized and unrealized gains on investments ......................       (0.25)           (0.74)
                                                                            -------           ------
Total from investment operations ......................................        0.18            (0.26)
                                                                            -------           ------
Less distributions:
 Dividends from and in excess of net investment income ................          --            (0.43)
 Distributions from and in excess of net realized gains on investments           --            (0.00)
                                                                            -------           ------
Total distributions ...................................................          --            (0.43)
                                                                            -------           ------
Net asset value, end of year ..........................................     $  9.49           $ 9.31
                                                                            =======           ======
Total return:
Total investment return (b)(c) ........................................        1.93%**         (2.57)%**
Ratios/supplemental data:
Net assets, end of year (000's) .......................................     $10,790           $5,915
Ratio of expenses to average net assets (d) ...........................        0.80%*           0.80%*
Ratio of net investment income to average net assets (c)(d) ...........        8.97%*           7.93%*
Portfolio turnover ratio ..............................................           1%**            23%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations May 19, 1998 to December
    31, 1998.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net assets value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.     Shares             Value
                                                                       ---------   ---------         ---------
COMMON STOCK--88.1%
Agriculture, Forestry & Fishing--0.5%
Agricultural Services--0.1%
PT Chareon Pokphand
   Indonesia (a) ...................................................       In      162,500           $  41,974
                                                                                                     ---------
Agriculture--Crops--0.4%
Tabacalera S.A. ....................................................       Sp       11,700             237,060
                                                                                                     ---------
Construction--3.8%
Heavy Construction--
   Non-Building Constructions--2.9%
Hyder PLC ..........................................................       UK       49,000             583,522
Kaneshita Construction .............................................       Ja       21,000             134,338
Vivendi ............................................................       Fr       13,338           1,083,060
                                                                                                     ---------
                                                                                                     1,800,920
                                                                                                     ---------
Special Trade Contractors--0.9%
Tomkins PLC (a) ....................................................       UK      136,392             591,610
                                                                                                     ---------
Finance, Insurance & Real Estate--18.8%
Depository Institutions--12.2%
Allied Irish Banks PLC .............................................       Ir       29,500             388,942
Argentaria Caja Postal Y
   Banco Hipotecario de
   Espana, SA ......................................................       Sp       12,300             280,877
Banca Popolare di Milano
   (BPM) ...........................................................       It      127,100             985,948
Banco Latinoamericano de
   Exportaciones, SA ...............................................       Pn       16,000             428,000
Banque Nationale de Paris ..........................................       Fr       12,620           1,054,111
Deutsche Bank AG ...................................................       G        16,750           1,024,201
Generale Banque, VVPR
   STRIP (a) .......................................................       Be          105                   2
HSBC Holdings PLC (b) ..............................................       HK          201               7,121
Lloyds Bank PLC ....................................................       UK       37,000             505,428
MeritaNordbanken Oyj
   Series A ........................................................       Fi      146,500             834,459
Standard Chartered PLC .............................................       UK       41,000             670,174
Svenska Handelsbanken,
   Class A .........................................................       Sw       48,600             585,906
The Bank of Tokyo
   Mitsubishi ......................................................       Ja       37,000             526,215
Westpac Banking Corp. ..............................................       Au       50,300             328,569
                                                                                                     ---------
                                                                                                     7,619,953
                                                                                                     ---------
Financial Services--1.0%
Halifax PLC (a) ....................................................       UK       42,088             506,647
Industrial Finance Corp. of
   Thailand ........................................................       Th      170,700             108,874
                                                                                                     ---------
                                                                                                       615,521
                                                                                                     ---------
Holding & Other Investment Offices--0.0%
Fortis AG-CVG (a) ..................................................       Be        3,395              19,373

                                                                        Country
                                                                        Abbrev.     Shares             Value
                                                                       ---------   ---------         ---------
Fortis AG-Strip VVPR (a) ...........................................       Be       30,555           $     316
                                                                                                     ---------
                                                                                                        19,689
                                                                                                     ---------
Holding Companies--1.5%
Fortis Amev NV .....................................................       Ne       29,604             916,564
                                                                                                     ---------
Insurance Carriers--0.8%
Assurances Generales De
   France ..........................................................       Fr       11,060             533,934
                                                                                                     ---------
Investment Companies--1.6%
Irish Investment Fund, Inc. ........................................       Ir       25,500             420,750
Japan OTC Equity Fund,
   Inc. (a) ........................................................       Ja          250             258,750
World Equity Benchmark
   Share--Japan ....................................................       Ja       24,800             310,000
                                                                                                     ---------
                                                                                                       989,500
                                                                                                     ---------
Nondepository Credit Institution--1.6%
Promise Co., Ltd. ..................................................       Ja       16,500             973,793
                                                                                                     ---------
Real Estate--0.1%
IOI Properties Berhad ..............................................       Ma       62,000              88,399
                                                                                                     ---------
Manufacturing--45.6%
Apparel--0.8%
Tokyo Style ........................................................       Ja       48,000             515,064
                                                                                                     ---------
Chemicals & Allied Products--6.9%
Glaxo Holdings PLC .................................................       UK       17,000             472,732
Indian Petrochemicals Corp.,
   Ltd. GDR ........................................................       Id       15,800             120,475
Kao Corp. ..........................................................       Ja       21,000             589,352
Kemira Oyj .........................................................       Fi       66,000             399,813
Norsk Hydro AS .....................................................       No       30,533           1,152,298
Novartis ...........................................................       Sz          417             610,624
Reliance Industries Ltd. GDR .......................................       Id       12,000             121,200
SmithKline Beecham PLC .............................................       UK       67,400             876,526
                                                                                                     ---------
                                                                                                     4,343,020
                                                                                                     ---------
Communications Equipment--5.3%
Koor Industries Ltd. ...............................................       Is       13,000             303,875
Matsushita Electric Industrial
   Co. .............................................................       Ja       57,000           1,105,654
Portugal Telecom SA ................................................       Pt        9,500             391,281
Racal Electronics PLC ..............................................       UK      163,300             998,096
Sony Corp. .........................................................       Ja        5,000             538,588
                                                                                                     ---------
                                                                                                     3,337,494
                                                                                                     ---------
Electronic Components--5.9%
Alcatel Alsthom ....................................................       Fr        6,755             953,177
Koninklijke Philips
   Electronics ADR (a) .............................................       Ne       12,420           1,252,868
Murata Manufacturing Co.,
   Ltd. ............................................................       Ja       19,000           1,248,370
Samsung Electronics ................................................       Ko        1,329             145,817

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.     Shares             Value
                                                                       ---------   ---------         ---------
Samsung Electronics GDS ............................................      Ko            1,958       $  105,340
                                                                                                     ---------
                                                                                                     3,705,572
                                                                                                     ---------
Fabricated Metals--0.7%
Amcor Ltd. .........................................................      Au           75,500          422,625
                                                                                                     ---------
Food & Kindred Products--1.3%
Groupe Danone ......................................................      Fr            2,010          519,459
Perdiago S.A. ......................................................      Bz       70,000,000           99,857
Vitasoy International
   Holdings Ltd. ...................................................      HK          583,750          205,024
                                                                                                     ---------
                                                                                                       824,340
                                                                                                     ---------
Household Appliances--1.3%
Electrolux AB, Series B ............................................      Sw           28,900          608,008
Moulinex (a) .......................................................      Fr           18,300          195,230
                                                                                                     ---------
                                                                                                       803,238
                                                                                                     ---------
Machinery & Computer Equipment--2.1%
Canon, Inc. ........................................................      Ja           16,000          459,595
Mannesmann AG ......................................................      G             5,950          890,022
                                                                                                     ---------
                                                                                                     1,349,617
                                                                                                     ---------
Measuring & Analyzing Instruments--0.6%
Orbotech, Ltd. (a) .................................................      Is            7,600          396,150
                                                                                                     ---------
Paper Products--4.5%
Metro Pacific Corp. ................................................      Ph        2,992,340          149,420
Mo och Domsjo AB. Class B                                                 Sw           26,000          608,457
Royal Koninklijke PTT
   Nederland .......................................................      Ne           16,130          758,685
Stora Enso Oyj Class R .............................................      Fi           90,500          972,965
TNT Post Group NV ..................................................      Ne           15,154          362,655
                                                                                                     ---------
                                                                                                     2,852,182
                                                                                                     ---------
Petroleum Refining--2.9%
BP Amoco PLC ADR ...................................................      UK            6,000          651,000
Total Fina SA--B Shares ............................................      Fr            8,989        1,162,477
                                                                                                     ---------
                                                                                                     1,813,477
                                                                                                     ---------
Primary Metals--2.4%
Avesta Sheffield AB ................................................      Sw           83,900          364,923
Billiton PLC .......................................................      UK          193,000          661,350
Svenskt Stal AB (SSAB),
   Series B ........................................................      Sw           38,263          477,114
                                                                                                     ---------
                                                                                                     1,503,387
                                                                                                     ---------
Rubber & Plastic--2.2%
Bridgestone Corp. ..................................................      Ja           18,000          543,789
Michelin Class B ...................................................      Fr           20,100          824,278
                                                                                                     ---------
                                                                                                     1,368,067
                                                                                                     ---------
Stone, Clay, Glass & Concrete--2.8%
Companion Building
   Materials, Ltd. .................................................      HK        1,911,840           34,990
CRH PLC ............................................................      Ir           27,000          478,606

                                                                        Country
                                                                        Abbrev.     Shares             Value
                                                                       ---------   ---------         ---------
Holderbank Financiere
   Glaris AG .......................................................      Sz              425       $  503,080
Lafarge SA .........................................................      Fr            5,690          542,324
N.V. Koninklijke Sphinx
   Gustavsberg .....................................................      Ne           16,846          215,070
                                                                                                     ---------
                                                                                                     1,774,070
                                                                                                     ---------
Textile Mill Products--0.1%
PT Evershine Textile
   Industry (a) ....................................................      In          427,396           50,467
                                                                                                     ---------
Tobacco Products--1.7%
Allied Zurich PLC ..................................................      UK           37,000          465,422
B.A.T. Industries PLC ..............................................      UK           28,000          263,441
Grupo Carso SA, Series A-1 .........................................      Mx           69,900          326,524
                                                                                                     ---------
                                                                                                     1,055,387
                                                                                                     ---------
Transportation Equipment--4.1%
DaimlerChrysler AG .................................................      G             6,300          547,060
GKN PLC ............................................................      UK           38,000          654,924
Honda Motor Co. Ltd. ...............................................      Ja           11,000          465,786
MAN AG. ............................................................      G             8,100          277,159
Volvo AB ...........................................................      Sw           22,000          640,960
                                                                                                     ---------
                                                                                                     2,585,889
                                                                                                     ---------
Mining & Energy--1.4%
Coal Mining--0.8%
Samchully Co. ......................................................      Ko           11,273          475,267
                                                                                                     ---------
Miscellaneous Metal Ores--0.6%
Southern Peru Copper Co. ...........................................      Pe           25,500          368,156
                                                                                                     ---------
Retail Trade--2.3%
Food Stores--0.4%
Jardine Matheson Holdings
   Ltd. (a) ........................................................      Si                1                5
Tesco PLC ..........................................................      UK           87,000          225,461
                                                                                                     ---------
                                                                                                       225,466
                                                                                                     ---------
General Merchandise Stores--1.3%
Globex Utilidades S.A. .............................................      Bz           15,600           82,340
Ito-Yokado Co., Ltd. ...............................................      Ja            9,000          601,733
PT Matahari Putra Prima ............................................      In          858,000          113,977
                                                                                                     ---------
                                                                                                       798,050
                                                                                                     ---------
Miscellaneous Retail--0.3%
Centros Comerciales (a) ............................................      Sp            9,650          215,475
                                                                                                     ---------
Restaurants--0.3%
TelePizza S.A. (a) .................................................      Sp           33,300          172,808
                                                                                                     ---------
Services--2.8%
Computer Related Services--0.9%
Dixons Group PLC ...................................................      UK           28,800          541,085
                                                                                                     ---------
Computer Software--1.9%
Ing C. Olivetti & SPA (a) ..........................................      It          295,880          713,585
Misys PLC ..........................................................      UK           54,000          463,774
                                                                                                     ---------
                                                                                                     1,177,359
                                                                                                     ---------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                            Country
                                            Abbrev.      Shares                Value
                                           ---------    ---------           -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--12.0%
Communications--1.0%
Vodafone Group PLC .....................       UK         31,000            $  614,137
                                                                            -----------
Gas Services--2.5%
BG PLC .................................       UK        172,076             1,051,735
Centrica PLC (a) .......................       UK        208,800               490,717
                                                                            -----------
                                                                             1,542,452
                                                                            -----------
Sanitary Services--0.2%
Companhia de Saneamento
   Basico do Estado de Sao
   Paulo ...............................       Bz      1,902,000               153,028
                                                                            -----------
Telecommunication--7.9%
COLT Telecom Group PLC .................       UK         28,000               574,137
Embratel Participacoes SA
   ADR .................................       Bz         12,400               172,050
Nippon Telegraph &
   Telephone Corp. .....................       Ja            108             1,256,954
Nokia Oyj ..............................       Fi          5,600               492,065
SK Telecom Co., Ltd. ...................       Ko            136               184,539
Telecom Argentina Stet-
   France Telecom ......................       Ar         11,500               307,625
Telecom Italia SPA .....................       It         75,000               779,577
Telecomunicacoes Brasileiras
   SA ADR Preferred Block ..............       Bz          6,000               541,125
Telecomunicacoes Brasileiras
   SA (a) ..............................       Bz         12,400                   775
Telefonica de Espana ADR ...............       Sp          2,341               344,405
Telesp Participacoes SA
   ADR (a) .............................       Bz         12,400               283,650
                                                                            -----------
                                                                             4,936,902
                                                                            -----------
Water Transportation--0.4%
Hong Kong Ferry Holdings
   Co. .................................       HK        203,000               257,717
                                                                            -----------
Wholesale Trade--0.9%
Durable Goods
Brierley Investments Ltd. ..............       Nz        903,000               255,208
Yamazen Corp. ..........................       Ja        151,000               279,191
                                                                            -----------
                                                                               534,399
                                                                            -----------
Total Common Stock
   (cost of $49,583,262) ...........................................        55,141,843
                                                                            -----------

                                            Country
                                            Abbrev.      Shares                Value
                                           ---------    ---------           -----------
PREFERRED STOCK--3.1%
Manufacturing--3.2%
Chemicals & Allied Products--1.3%
Henkel KGAA ............................       G          11,483            $  785,831
                                                                            -----------
Electronic Components--1.9%
Samsung Electronics NV .................       Ko         21,300             1,186,910
                                                                            -----------
Total Preferred Stock
   (cost of $854,150) ..............................................         1,972,741
                                                                            -----------
RIGHTS & WARRANTS--0.2% (a)
Construction--0.0%
Heavy Construction--
   Non-Building Constructions
Vivendi Rights, expires
   07/16/99 ............................       Fr         13,338                15,718
Vivendi Warrants, expires
   05/02/01 ............................       Fr          2,755                 7,405
                                                                            -----------
                                                                                23,123
                                                                            -----------
Finance, Insurance & Real Estate--0.0%
Depository Institutions
Holderbank Financiere
   Glarus AG
   expires 07/19/99 ....................       Sz             17                   250
Siam Commercial Bank
   Public Co., Ltd.
   expires 12/31/02 (b) ................       Th         12,000                      (c)
                                                                            -----------
                                                                                   250
                                                                            -----------
Manufacturing--0.1%
Electronic Components
Samsung Electronics Rights,
   expires 07/16/99 (b) ................       Ko          1,810                89,304
Samsung Electronics GDS,
   expires 07/15/99 (b) ................       Ko            157                 3,698
                                                                            -----------
                                                                                93,002
                                                                            -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--0.0%
Electronic Components
SK Telecom, expires
   07/28/99 ............................       Ko             31                15,990
                                                                            -----------
Services--0.1%
Computer Software
Ing C. Olivetti & SPA,
   expires 07/16/99 ....................       It        295,880                40,711
                                                                            -----------
Total Rights & Warrants--
   (cost of $63,176) ...............................................           173,076
                                                                            -----------
Total Investments--
   (cost of $50,500,588) (d) .......................................        57,287,081
                                                                            -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1999
--------------------------------------------------------------------------------


                                                       Par           Value
                                                  -------------  -------------
SHORT-TERM OBLIGATIONS--8.1%
Repurchase agreement with SG
   Warburg Ltd., dated 06/30/99,
   due 07/01/99 at 4.800%,
   by U.S. Treasury bonds
   and/or notes with various
   maturities collateralized to
   2027, market value
$    5,222,227 (repurchase
   proceeds $5,044,673) .........................  $5,044,000     $5,044,000
                                                                  ----------






                                             Value
                                          -----------
Other Assets & Liabilities, Net--0.4% .   $   251,561
                                          -----------
Net Assets--100.0% ..................     $62,582,642
                                          ===========

Notes to Investment Portfolio
(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Rounds to less than one.
(d) Cost for federal income tax purposes is $50,534,743.


                                                                   % of Total
                                      Country                      Securities
Summary of Securities by Country      Abbrev.         Value         at Value
----------------------------------   ---------   --------------   -----------
United Kingdom .................        UK        $11,861,918         20.7%
Japan ..........................        Ja          9,807,172         17.1
France .........................        Fr          6,891,173         12.0
Germany ........................        G           3,524,273          6.1
Netherlands ....................        Ne          3,505,842          6.1
Sweden .........................        Sw          3,285,368          5.7
Finland ........................        Fi          2,699,302          4.7
Italy ..........................        It          2,519,821          4.4
Korea ..........................        Ko          2,206,865          3.8
Brazil .........................        Bz          1,332,825          2.3
Spain ..........................        Sp          1,250,625          2.2
Ireland ........................        Ir          1,288,298          2.2
Norway .........................        No          1,152,298          2.0
Switzerland ....................        Sz          1,113,954          1.9
Austrailia .....................        Au            751,194          1.3
Israel .........................        Is            700,025          1.2
Hong Kong ......................        HK            504,852          1.2
Panama .........................        Pn            428,000          0.9
Portugal .......................        Pt            391,281          0.7
Peru ...........................        Pe            368,156          0.6
Mexico .........................        Mx            326,524          0.6
Argentina ......................        Ar            307,625          0.5
New Zealand ....................        NZ            255,208          0.4
India ..........................        Id            241,675          0.4
Indonesia ......................        In            206,418          0.4
Philippines ....................        Ph            149,420          0.3
Thailand .......................        Th            108,874          0.2
Malaysia .......................        Ma             88,399          0.1
Belgium ........................        Be             19,691          0.0
Singapore ......................        Si                  5          0.0
                                                  -----------        -----
                                                  $57,287,081        100.0%
                                                  ===========        =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                           Name
----------- ----------------------------------------------------
  ADR       American Depositary Receipt
  GDR       Global Depositary Receipt
  GDS       Global Depositary Shares
  STRIP     Separately Traded Receipt of Interest and Principal

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $50,500,588) ...................    $57,287,081
Short-term obligations .......................................................      5,044,000
Cash .........................................................................            749
Receivable for investments sold ..............................................        980,998
Dividends, tax reclaims and interest receivable ..............................        325,210
                                                                                  -----------
  Total assets ...............................................................     63,638,038
                                                                                  -----------
Liabilities:
Payable for investments purchased ............................................        789,378
Management fee payable .......................................................          9,974
Bookkeeping fee payable ......................................................          1,739
Transfer agent fee payable ...................................................            589
Accrued expenses payable .....................................................         66,920
Other liabilities ............................................................        186,796
                                                                                  -----------
  Total liabilities ..........................................................      1,055,396
                                                                                  -----------
Net assets ...................................................................    $62,582,642
                                                                                  ===========
Net assets represented by:
 Paid-in capital .............................................................    $56,417,018
 Accumulated undistributed net investment income .............................        428,326
 Accumulated net realized losses on investments ..............................     (1,039,884)
 Net unrealized appreciation on investments and foreign currency transactions       6,777,182
                                                                                  -----------
Total net assets applicable to outstanding shares of beneficial interest .....    $62,582,642
                                                                                  ===========
Shares of beneficial interest outstanding ....................................     28,869,942
                                                                                  ===========
Net asset value per share ....................................................          $2.17
                                                                                        =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ........................................................................    $  106,962
Dividends ..............................................................................       755,438
                                                                                            ----------
  Total investment income ..............................................................       862,400
                                                                                            ----------
Expenses:
 Management fee ........................................................................       255,720
 Bookkeeping fee .......................................................................        13,946
 Transfer agent fee ....................................................................         3,714
 Audit fee .............................................................................        11,826
 Printing expense ......................................................................         1,140
 Trustees' expense .....................................................................         2,641
 Custodian fee .........................................................................        30,236
 Legal fee .............................................................................           394
 Amortization of organization expense ..................................................         2,141
 Miscellaneous expense .................................................................         7,172
                                                                                            ----------
  Total expenses .......................................................................       328,930
                                                                                            ----------
Net investment income ..................................................................       533,470
Realized and unrealized gains on investments:
 Net realized gains on investments .....................................................       925,262
 Net realized gains on foreign currency transactions ...................................         3,593
 Change in net unrealized appreciation on investments and foreign currency transactions      3,372,262
                                                                                            ----------
Net increase in net assets resulting from operations ...................................    $4,834,587
                                                                                            ==========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


                                                                                       Six Months            Year
                                                                                          Ended             Ended
                                                                                        June 30,         December 31,
                                                                                          1999               1998
                                                                                     -------------      -------------
Operations:
 Net investment income ..........................................................    $     533,470      $     318,148
 Net realized gains (losses) on investments .....................................          925,262         (1,623,553)
 Net realized gains on foreign currency transactions ............................            3,593             11,753
 Change in unrealized appreciation on investments and foreign currency
  transactions ..................................................................        3,372,262          5,220,545
                                                                                     -------------      -------------
Net increase in net assets resulting from operations ............................        4,834,587          3,926,893
                                                                                     -------------      -------------
Distributions declared from:
 Net investment income ..........................................................               --           (121,681)
 In excess of net investment income .............................................               --           (145,244)
                                                                                     -------------      -------------
Total distributions .............................................................               --           (266,925)
                                                                                     -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................       59,048,975         57,088,376
 Cost of fund shares repurchased ................................................      (53,769,230)       (39,146,772)
 Distributions reinvested .......................................................               --            266,925
                                                                                     -------------      -------------
Net increase in net assets resulting from fund share transactions ...............        5,279,745         18,208,529
                                                                                     -------------      -------------
Total increase in net assets ....................................................       10,114,332         21,868,497
Net assets:
 Beginning of year ..............................................................       52,468,310         30,599,813
                                                                                     -------------      -------------
 End of year ....................................................................    $  62,582,642      $  52,468,310
                                                                                     =============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $     428,326      $    (105,144)
                                                                                     =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................       30,165,544         29,337,610
 Shares repurchased .............................................................      (27,687,837)       (20,432,403)
 Distributions reinvested .......................................................          125,112            135,980
                                                                                     -------------      -------------
Net increase ....................................................................        2,602,819          9,041,187
                                                                                     =============      =============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial International Fund for Growth, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation, by investing primarily in non-U.S. equity securities. The Fund may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $17,024,201 and $12,554,968, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:


     Gross unrealized appreciation     $12,177,983
     Gross unrealized depreciation      (5,425,645)
                                       -----------
       Net unrealized appreciation     $ 6,752,338
                                       -----------

 Capital loss carryforwards--At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
   2006          $1,939,300

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


                                                 (Unaudited)
                                                 Six Months
                                                    Ended
                                                  June 30,
                                                    1999
                                                ------------
Per share operating performance:
Net asset value, beginning of year ..........     $  2.00
                                                  -------
Net investment income (a) ...................        0.02
Net realized and unrealized gains
 on investments .............................        0.15
                                                  -------
Total from investment operations ............        0.17
                                                  -------
Less distributions:
 Dividends from and in excess of net
  investment income .........................          --
 Distributions from and in excess of
  net realized gains on investments .........          --
                                                  --------
Total distributions .........................          --
                                                  --------
Net asset value, end of year ................     $  2.17
                                                  ========
Total return:
Total investment return (b) .................        8.50%**
Ratios/supplemental data:
Net assets, end of year (000's) .............     $62,592
Ratio of expenses to average net assets .....        1.15%(c)*
Ratio of net investment income to
 average net assets .........................        1.86%(c)*
Portfolio turnover ratio ....................          24%**



                                                                                                                      Period
                                                                    Year Ended December 31,                            Ended
                                                 ------------------------------------------------------------       December 31,
                                                    1998             1997             1996             1995            1994***
                                                 ---------        ---------        ---------        ---------       ------------
Per share operating performance:
Net asset value, beginning of year ..........    $  1.78          $  1.96          $  1.97          $  1.88          $  2.00
                                                 -------          -------          -------          -------          -------
Net investment income (a) ...................       0.02             0.02             0.02             0.01               --
Net realized and unrealized gains
 on investments .............................       0.21            (0.08)            0.09             0.10            (0.12)
                                                 -------          -------          -------          -------          -------
Total from investment operations ............       0.23            (0.06)            0.11             0.11            (0.12)
                                                 -------          -------          -------          -------          -------
Less distributions:
 Dividends from and in excess of net
  investment income .........................      (0.01)           (0.04)              --            (0.02)              --
 Distributions from and in excess of
  net realized gains on investments .........         --            (0.08)           (0.12)              --               --
                                                 -------          -------          -------          -------          -------
Total distributions .........................      (0.01)           (0.12)           (0.12)           (0.02)              --
                                                 -------          -------          -------          -------          -------
Net asset value, end of year ................    $  2.00          $  1.78          $  1.96          $  1.97          $  1.88
                                                 =======          =======          =======          =======          =======
Total return:
Total investment return (b) .................      12.96%           (3.27)%           5.61%            5.85%           (6.00)%**
Ratios/supplemental data:
Net assets, end of year (000's) .............    $52,468          $30,600          $26,593          $22,764          $19,146
Ratio of expenses to average net assets .....       1.24%(c)         1.34%(c)         1.40%(c)         1.40%(c)         1.74%*
Ratio of net investment income to
 average net assets .........................       0.77%(c)         0.82%(c)         0.84%(c)         0.75%(c)         0.13%*
Portfolio turnover ratio ....................         28%              28%             115%              40%              31%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations May 2, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net assets value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------     ----------     ----------
COMMON STOCKS--96.7%
Agriculture, Forestry & Fishing--0.6%
Agriculture--Crops
Tabacalera S.A. ....................................................       Sp           1,200       $   24,314
                                                                                                    ----------
Construction--3.3%
Building Construction--1.0%
Daiwa House Industry Co.,
   Ltd. ............................................................       Ja           4,000           42,031
                                                                                                    ----------
Heavy Construction--
   Non Building Construction--1.5%
Compagnie Generale des
   Eaux ............................................................       Fr             450           36,540
Hyder PLC ..........................................................       UK           2,000           23,817
                                                                                                    ----------
                                                                                                        60,357
                                                                                                    ----------
Special Trade Contractors--0.8%
Tomkins PLC (a) ....................................................       UK           8,000           34,701
                                                                                                    ----------
Finance, Insurance & Real Estate--24.6%
Depository Institutions--9.9%
Banco Pinto & Sotto Mayor,
   S.A. ............................................................       Pt           1,800           32,042
Banque Nationale de Paris ..........................................       Fr             490           40,928
Cie Financiere de Paribas ..........................................       Fr             250           28,092
Credito Italiano ...................................................       It           7,000           30,863
Deutsche Bank AG ...................................................       G              550           33,630
Lloyds Bank PLC ....................................................       UK           3,000           40,981
Merita Ltd., Class A ...............................................       Fi           6,400           36,454
Standard Chartered PLC .............................................       UK           2,000           32,691
Svenska Handelsbanken ..............................................       Sw           2,700           32,550
The Bank of Tokyo
   Mitsubishi ......................................................       Ja           3,000           42,666
UBS AG .............................................................       Sz             100           29,932
Westpac Banking Corp. ..............................................       Au           5,000           32,661
                                                                                                    ----------
                                                                                                       413,490
                                                                                                    ----------
Holding & Other Investment Offices--0.7%
Zurich Allied AG ...................................................       Sz              50           28,512
                                                                                                    ----------
Holding Companies--3.1%
CGU PLC ............................................................       UK           2,000           28,454
Cheung Kong (Holdings)
   Ltd. ............................................................       HK           8,000           71,146
Fortis Amev NV .....................................................       Ne           1,000           30,961
                                                                                                    ----------
                                                                                                       130,561
                                                                                                    ----------
Insurance Carriers--1.5%
Assurances Generales de
   France ..........................................................       Fr             640           30,897
AXA ................................................................       Fr             270           33,019
                                                                                                    ----------
                                                                                                        63,916
                                                                                                    ----------
Investment Companies--5.4%
Henderson Japanese Smaller
   Companies Trust (a) .............................................       UK          49,000           44,634
Irish Investment Fund, Inc. ........................................       Ir           2,100           34,650

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------     ----------     ----------
Korea Fund, Inc. ...................................................       Ko           2,600       $   38,675
Morgan Stanley Emerging
   Markets (a) .....................................................                    2,400           28,200
Scudder New Asia Fund,
   Inc. (a) ........................................................                    2,100           30,844
Templeton Emerging
   Markets Fund, Inc. ..............................................                    1,900           28,263
World Equity Benchmark
   Share--Japan ....................................................       Ja           1,400           17,500
                                                                                                    ----------
                                                                                                       222,766
                                                                                                    ----------
Nondepository Credit Institutions--2.3%
Nichiei Co., Ltd. ..................................................       Ja             400           34,998
Promise Co., Ltd. ..................................................       Ja           1,000           59,018
                                                                                                    ----------
                                                                                                        94,016
                                                                                                    ----------
Real Estate--1.7%
New World Development
   Co., Ltd. .......................................................       HK          24,000           71,919
                                                                                                    ----------
Manufacturing--43.8%
Chemicals & Allied Products--7.6%
Akzo Nobel NV ......................................................       Ne             600           25,306
BASF AG ............................................................       G              600           26,578
E.I. DuPont de Nemours &
   Co. .............................................................                      300           20,494
Henkel KGAA ........................................................       G              400           27,374
Kao Corp. ..........................................................       Ja           2,000           56,129
Norsk Hydro AS .....................................................       No             400           15,096
Novartis ...........................................................       Sz              25           36,608
Rhone Poulenc, Class A .............................................       Fr             700           32,064
SmithKline Beecham PLC .............................................       UK           3,000           39,015
Yamanouchi Pharmaceutical
   Co. .............................................................       Ja           1,000           38,217
                                                                                                    ----------
                                                                                                       316,881
                                                                                                    ----------
Communications Equipment--2.7%
Racal Electronics PLC ..............................................       UK           8,000           48,896
Sony Corp. .........................................................       Ja             310           33,392
Telefonaktiebolaget LM
   Ericsson, Class B ...............................................       Sw           1,000           32,208
                                                                                                    ----------
                                                                                                       114,496
                                                                                                    ----------
Electronic & Electrical Equipment--0.8%
Bowthorpe PLC ......................................................       UK           4,000           35,142
                                                                                                    ----------
Electronic Components--4.2%
Alcatel Alsthom (Cie Gen El)                                               Fr             270           38,099
Royal Koninklijke Philips
   Electronics NV ADR (a) ..........................................       Ne             300           30,263
Murata Manufacturing Co.,
   Ltd. ............................................................       Ja           1,000           65,704
Samsung Electronics ................................................       Ko             800           43,040
                                                                                                    ----------
                                                                                                       177,106
                                                                                                    ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------     ----------     ----------
Fabricated Metal--0.9%
Amcor Ltd. .........................................................      Au            6,900       $   38,624
                                                                                                    ----------
Food & Kindred Products--2.1%
Bass PLC ...........................................................      UK            2,000           28,455
Carlton Communications PLC..........................................      UK            3,000           24,715
Groupe Danone ......................................................      Fr              130           33,597
                                                                                                    ----------
                                                                                                        86,767
                                                                                                    ----------
Household Appliances--0.6%
Electrolux AB, Series B ............................................      Sw            1,200           25,246
                                                                                                    ----------
Machinery & Computer Equipment--5.1%
Canon, Inc. ........................................................      Ja            2,000           57,449
Equant NV (a) ......................................................      Ne              300           27,725
Hitachi Ltd. .......................................................      Ja            4,000           37,474
Ivensys PLC ........................................................      UK            5,000           23,679
Mannesmann AG ......................................................      G               200           29,917
Sumitomo Heavy Industries,
   Ltd. (a) ........................................................      Ja           17,000           37,887
                                                                                                    ----------
                                                                                                       214,131
                                                                                                    ----------
Paper Products--3.2%
Aracruz Celulose S.A., ADR .........................................      Bz            1,000           22,000
Jefferson Smurfit Group PLC.........................................      Ir            5,400           12,776
Mo Och Domsjo AB,
   Class B .........................................................      Sw              800           18,722
Royal Koninklijke PTT
   Nederland NV ....................................................      Ne              800           37,629
Stora Enso Oyj, Class R ............................................      Fi            3,800           40,854
                                                                                                    ----------
                                                                                                       131,981
                                                                                                    ----------
Petroleum Refining--4.3%
BP Amoco PLC ADR ...................................................      UK              400           43,400
Chevron Corp. ......................................................                      300           28,556
Compagnie Francaise de
   Petroleum, Total B Shares                                              Fr              250           32,330
Mobil Corp. ........................................................                      300           29,700
Repsol S.A. ........................................................      Sp            1,100           22,515
Royal Dutch Petroleum Co. ..........................................      Ne              400           24,100
                                                                                                    ----------
                                                                                                       180,601
                                                                                                    ----------
Primary Metal--1.5%
Acerinox S.A. ......................................................      Sp              850           24,911
Billiton PLC .......................................................      UK           10,000           34,267
                                                                                                    ----------
                                                                                                        59,178
                                                                                                    ----------
Printing & Publishing--0.6%
Mondadori Arnoldo Editore
   S.P.A. ..........................................................      It            1,500           25,706
                                                                                                    ----------
Rubber & Plastic--1.4%
Bridgestone Corp. ..................................................      Ja            1,000           30,210
Michelin, Class B ..................................................      Fr              700           28,706
                                                                                                    ----------
                                                                                                        58,916
                                                                                                    ----------
Stone, Clay, Glass & Concrete--4.1%
Cemex S.A. .........................................................      Mx            5,400           26,957

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------     ----------     ----------
Cimentos de Portugal S.A. ..........................................      Pt            1,300       $   33,597
CRH PLC ............................................................      UK            1,600           28,362
Hanson PLC .........................................................      UK            3,000           26,759
Holderbank Financiere
   Glaris AG .......................................................      Sz               25           29,593
Lafarge S.A. .......................................................      Fr              310           29,547
                                                                                                    ----------
                                                                                                       174,815
                                                                                                    ----------
Transportation Equipment--4.7%
DaimlerChrysler AG .................................................      G               250           21,709
GKN PLC ............................................................      UK            3,000           51,705
Honda Motor Co. Ltd. ...............................................      Ja            1,000           42,344
MAN AG .............................................................      G             1,300           44,482
Volvo AB ...........................................................      Sw            1,300           37,875
                                                                                                    ----------
                                                                                                       198,115
                                                                                                    ----------
Mining & Energy--0.9%
Oil & Gas Field Services
Petroleum Geo-Services (a) .........................................      No            2,400           36,138
                                                                                                    ----------
Retail Trade--3.3%
Apparel & Accessory Stores--1.2%
Hennes & Mauritz AB (a) ............................................      Sw            2,000           49,641
                                                                                                    ----------
Food Stores--0.7%
Vendex International NV ............................................      Ne            1,000           26,774
                                                                                                    ----------
General Merchandise Stores--0.7%
Metro AG ...........................................................      G               450           28,004
                                                                                                    ----------
Miscellaneous Retail--0.7%
Pinault-Printemps S.A. .............................................      Fr              180           30,963
                                                                                                    ----------
Services--4.6%
Amusement & Recreation--0.8%
Hilton Group PLC ...................................................      UK            8,000           32,177
                                                                                                    ----------
Computer Related Services--1.8%
Cap Gemini S.A. ....................................................      Fr              230           36,235
Dixons Group PLC ...................................................      UK            2,000           37,575
                                                                                                    ----------
                                                                                                        73,810
                                                                                                    ----------
Computer Software--1.3%
Ing C. Olivetti & S.P.A. (a) .......................................      It            8,000           19,294
SAP AG .............................................................      G               100           33,907
                                                                                                    ----------
                                                                                                        53,201
                                                                                                    ----------
Hotels, Camps & Lodging--0.7%
Accor S.A. .........................................................      Fr              120           30,206
                                                                                                    ----------
Transportation, Communications, Electric,
   Gas & Sanitary Services--15.1%
Communications--1.0%
Vodafone Group PLC .................................................      UK            2,000           39,622
                                                                                                    ----------
Electric Services--1.2%
Empresa Nacional de
   Electricidad ....................................................      Sp            1,050           22,447
Korea Electric Power Corp.
   ADR .............................................................      Ko            1,400           28,700
                                                                                                    ----------
                                                                                                        51,147
                                                                                                    ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------     ----------     ----------
Gas Services--1.6%
BG PLC .............................................................      UK            6,000       $   36,672
Centrica PLC (a) ...................................................      UK           13,000           30,552
                                                                                                    ----------
                                                                                                        67,224
                                                                                                    ----------
Telecommunications--11.3%
British Telecommunications
   PLC .............................................................      UK            2,000           33,615
COLT Telecom Group
   PLC (a) .........................................................      UK            2,000           41,010
France Telecom S.A. ................................................      Fr              480           36,347
Hong Kong
   Telecommunications
   Ltd. (b) ........................................................      HK            7,000           18,812
Nippon Telegraph &
   Telephone Corp. .................................................      Ja                5           58,192
NOKIA OYJ ..........................................................      Fi              600           52,721
Philippine Long Distance
   Telephone Co. ADR ...............................................      Ph            1,400           42,175
SK Telecom Co., Ltd., ADR ..........................................      Ko            2,200           37,400
Telecel-Comunicacaoes
   Pessoais, S.A. ..................................................      Pt              300           38,766
Telecom Argentina Stet--
   France Telecom S.A. .............................................      Ar              700           18,725
Telecom Italia S.P.A. ..............................................      It            6,000           32,718
Telecomunicacoes Brasileiras
   S.A. ADR ........................................................      Bz              427           38,510
Telefonos de Mexico S.A. ...........................................      Mx            5,100           20,716
                                                                                                    ----------
                                                                                                       469,707
                                                                                                    ----------
Wholesale Trade--0.5%
Nondurable Goods
Imasco Ltd. ........................................................      Ca              700           18,991
                                                                                                    ----------
Total Common Stocks
   (cost of $3,876,701) .......................................................................      4,031,893
                                                                                                    ----------

                                                                        Country
                                                                        Abbrev.        Shares         Value
                                                                       ---------     ----------     ----------
RIGHTS--0.0%
Manufacturing--0.0%
Stone, Clay, Glass &
   Concrete
Holderbank Financiere
   Glaris AG (a) ...................................................      Sz                1       $       15
                                                                                                    ----------
Services--0.0%
Computer Software
Ing C. Olivetti & S.P.A. (a) .......................................      It            8,000            1,101
                                                                                                    ----------
Total Rights--
   (cost of $6,480) .........................................................................            1,116
                                                                                                    ----------
Total Investments--96.7%
   (cost of $3,883,181)(c) ..................................................................        4,033,009
                                                                                                    ----------


                                         Par
                                     -----------
SHORT-TERM OBLIGATIONS--3.2%
Repurchase agreement with SBC
   Warburg Ltd., dated 06/30/99
   due 07/01/99 at 4.800%,
   collateralized by U.S. Treasury
   bonds and/or notes with
   various maturities to 2027,
   market value $138,735
   (repurchase proceeds
   $134,018) .....................   $134,000         134,000
                                                   ----------
Other Assets & Liabilities, Net--(0.1%) ......          2,426
                                                   ----------
Net Assets--100.0% ...........................     $4,169,435
                                                   ==========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                  % of Total
                                      Country                     Securities
Summary of Securities by Country      Abbrev.        Value         at Value
----------------------------------   ---------   -------------   -----------
United Kingdom .................        UK        $  840,896          20.9
Japan ..........................        Ja           653,211          16.2
France .........................        Fr           497,570          12.3
Germany ........................        G            245,601           6.1
Netherlands ....................        Ne           202,758           5.0
Sweden .........................        Sw           196,242           4.9
United States ..................                     166,057           4.1
Hong Kong ......................        HK           161,877           4.0
Korea ..........................        Ko           147,815           3.7
Finland ........................        Fi           130,029           3.2
Switzerland ....................        Sz           124,660           3.1
Italy ..........................        It           109,682           2.7
Portugal .......................        Pt           104,405           2.6
Spain ..........................        Sp            94,187           2.3
Australia ......................        Au            71,285           1.8
Brazil .........................        Bz            60,510           1.5
Norway .........................        No            51,234           1.2
Mexico .........................        Mx            47,673           1.2
Ireland ........................        Ir            47,426           1.2
Philippines ....................        Ph            42,175           1.0
Canada .........................        Ca            18,991           0.5
Argentina ......................        Ar            18,725           0.5
                                                  ----------         -----
                                                  $4,033,009         100.0
                                                  ==========         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $3,883,181) .......................     $4,033,009
Short-term obligations ..........................................................        134,000
Cash ............................................................................            352
Dividends and interest receivable ...............................................          6,139
Expense reimbursement due from Advisor ..........................................          7,982
                                                                                      ----------
  Total assets ..................................................................      4,181,482
                                                                                      ----------
Liabilities:
Management fee payable ..........................................................          3,112
Bookkeeping fee payable .........................................................          2,250
Transfer agent fee payable ......................................................            625
Other liabilities ...............................................................          6,060
                                                                                      ----------
  Total liabilities .............................................................         12,047
                                                                                      ----------
Net assets ......................................................................     $4,169,435
                                                                                      ==========
Net assets represented by:
 Paid-in capital ................................................................     $4,000,000
 Accumulated undistributed net investment income ................................          9,325
 Accumulated net realized gains on investments and foreign currency transactions          10,327
 Net unrealized appreciation on investments and foreign currency transactions ...        149,783
                                                                                      ----------
Total net assets applicable to outstanding shares of beneficial interest ........     $4,169,435
                                                                                      ==========
Shares of beneficial interest outstanding .......................................        400,000
                                                                                      ==========
Net asset value per share .......................................................         $10.42
                                                                                          ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

For the Period Ended June 30, 1999*
--------------------------------------------------------------------------------

Investment income:
Interest income ........................................................................    $  5,645
Dividends ..............................................................................       7,741
                                                                                            --------
  Total investment income ..............................................................      13,386
                                                                                            --------
Expenses:
 Management fee ........................................................................       3,112
 Bookkeeping fee .......................................................................       2,250
 Transfer agent fee ....................................................................         625
 Audit fee .............................................................................       2,100
 Printing expense ......................................................................         900
 Trustees' expense .....................................................................         600
 Custodian fee .........................................................................       1,620
 Legal fee .............................................................................         210
 Miscellaneous expense .................................................................         626
                                                                                            --------
  Total expenses .......................................................................      12,043
                                                                                            --------
Less:
 Expense reimbursable by Manager .......................................................      (7,982)
                                                                                            --------
Net expenses ...........................................................................       4,061
                                                                                            --------
Net investment income ..................................................................       9,325
Realized and unrealized gains on investments:
 Net realized gains on investments .....................................................       1,113
 Net realized gains on foreign currency transactions ...................................       9,214
 Change in net unrealized appreciation on investments and foreign currency transactions      149,783
                                                                                            --------
Net increase in net assets resulting from operations ...................................    $169,435
                                                                                            ========

* For the period from the commencement of operations June 1, 1999 to June 30, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series
--------------------------------------------------------------------------------


                                                                                               Period
                                                                                                Ended
                                                                                              June 30,
                                                                                                1999*
                                                                                             ----------
Operations:
 Net investment income ..................................................................    $    9,325
 Net realized gains on investments ......................................................         1,113
 Net realized gains on foreign currency transactions ....................................         9,214
 Change in unrealized appreciation on investments and foreign currency transactions .....       149,783
                                                                                             ----------
Net increase in net assets resulting from operations ....................................       169,435
                                                                                             ----------
Fund share transactions:
 Proceeds from fund shares sold .........................................................     4,000,000
                                                                                             ----------
Net increase in net assets resulting from fund share transactions .......................     4,000,000
                                                                                             ----------
Total increase in net assets ............................................................     4,169,435
Net assets:
 Beginning of year ......................................................................            --
                                                                                             ----------
 End of year ............................................................................     4,169,435
                                                                                             ==========
Accumulated undistributed net investment income included in ending net assets ...........    $    9,325
                                                                                             ==========
Analysis of changes in shares of beneficial interest:
 Shares sold ............................................................................       400,000

* For the period from the commencement of operations June 1, 1999 to June 30, 1999.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial International Horizons Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the period then ended.


Note 2. Accounting Policies

 Organization--The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek preservation of capital, purchasing power and long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC had delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The funds intend to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 1.15% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the period ended June 30, 1999, purchases and sales of investments, other than short-term obligations, were $3,917,892 and $35,824, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:


     Gross unrealized appreciation     $205,379
     Gross unrealized depreciation      (55,551)
                                       --------
       Net unrealized appreciation     $149,828
                                       --------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                          (Unaudited)
                                                                            Period
                                                                             Ended
                                                                           June 30,
                                                                            1999***
                                                                          -----------
Per share operating performance:
Net asset value, beginning of year ....................................     $10.00
                                                                            ------
Net investment income (a)(b) ..........................................       0.02
Net realized and unrealized gains on investments ......................       0.40
                                                                            ------
Total from investment operations ......................................       0.42
                                                                            ------
Less distributions:
 Dividends from and in excess of net investment income ................         --
 Distributions from and in excess of net realized gains on investments          --
                                                                            -------
Total distributions ...................................................         --
                                                                            -------
Net asset value, end of year ..........................................     $10.42
                                                                            =======
Total return:
Total investment return (c)(d) ........................................       4.20%**
Ratios/supplemental data:
Net assets, end of year (000's) .......................................     $4,169
Ratio of expenses to average net assets (e) ...........................       1.15%*
Ratio of net investment income to average net assets (e) ..............       2.80%*
Fees and expenses waived or borne by the Advisor (e) ..................       2.40%
Portfolio turnover ratio ..............................................          1%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations June 1, 1999 to June 30,
    1999.
(a) Net of fees and expenses waived or borne by the Advisor which
    amounted to:                                                            $0.020
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net assets value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial Small Cap Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                    Shares          Value
                                                  ----------     ----------
COMMON STOCKS--93.3%
Construction--2.9%
Building Construction--2.1%
Lennar Corp. ..............................          200         $    4,800
NVR, Inc. (a) .............................          600             31,312
Toll Brothers, Inc. (a) ...................          600             12,863
                                                                 ----------
                                                                     48,975
                                                                 ----------
Heavy Construction--
   Non Building Construction--0.8%
Granite Construction, Inc. ................          600             17,588
                                                                 ----------
Finance, Insurance & Real Estate--10.9%
Depository Institutions--3.6%
Astoria Financial Corp. ...................          300             13,181
Bank United Corp., Class A ................          300             12,056
Charter One Financial, Inc. ...............          400             11,125
Downey Financial Corp. ....................          600             13,162
FirstFed Financial Corp. ..................          700             13,475
Peoples Heritage Financial
   Group, Inc. ............................          700             13,169
Webster Financial Corp. ...................          300              8,138
                                                                 ----------
                                                                     84,306
                                                                 ----------
Insurance Carriers--5.0%
ARM Financial Group, Inc. .................          800              6,800
Capital RE Corp. ..........................          700             11,244
Delphi Financial Group, Inc. (a) ..........          412             14,780
Enhance Financial Services
   Group, Inc. ............................          700             13,825
EXEL Ltd., Class A ........................          183             10,340
Fidelity National Finance, Inc. ...........          440              9,240
Fremont General Corp. .....................        1,800             33,975
LandAmerica Financial Group, Inc. .........          400             11,500
Orion Capital Corp. .......................          200              7,175
                                                                 ----------
                                                                    118,879
                                                                 ----------
Nondepository Credit Institutions--1.1%
Consumer Portfolio Services,
   Inc. (a) ...............................          300                502
Resource America, Inc. ....................          600              8,700
Resource Bancshares Mortgage
   Group, Inc. ............................        1,500             15,375
                                                                 ----------
                                                                     24,577
                                                                 ----------
Real Estate--0.3%
Chicago Title Corp. .......................          200              7,137
                                                                 ----------
Security Brokers & Dealers--0.9%
Advest Group, Inc. ........................          300              5,981
Raymond James Financial, Inc. .............          600             14,363
                                                                 ----------
                                                                     20,344
                                                                 ----------
Manufacturing--40.7%
Apparel--1.0%
Kellwood Co. ..............................          300              8,137

                                                    Shares          Value
                                                  ----------     ----------
Nautica Enterprises, Inc. (a) .............          900         $   15,187
                                                                 ----------
                                                                     23,324
                                                                 ----------
Chemicals & Allied Products--3.2%
A. Schulman, Inc. .........................          300              5,156
Barr Laboratories, Inc. (a) ...............          200              7,975
Chattem, Inc. .............................          100              3,181
Dexter Corp. ..............................          400             16,325
Goodrich (B.F.) Co. .......................          200              8,500
Jones Medical Industries, Inc. ............          200              7,875
Medicis Pharmaceutical Corp.
   Class A (a) ............................          900             22,838
Serologicals Corp. (a) ....................          200              1,625
Zonagen, Inc. (a) .........................          300              2,775
                                                                 ----------
                                                                     76,250
                                                                 ----------
Communications Equipment--1.4%
Comverse Technology, Inc. (a) .............          400             30,200
Premisys Communications, Inc. (a) .........          500              3,656
                                                                 ----------
                                                                     33,856
                                                                 ----------
Electronic & Electrical Equipment--1.4%
Applied Micro Circuits Corp. (a) ..........          400             32,900
                                                                 ----------
Electronic Components--5.9%
Innovex, Inc. .............................          400              5,600
Park Electrochemical Corp. ................          600             17,250
Plexus Corp. (a) ..........................          600             18,075
QLogic Corp. (a) ..........................          300             39,600
Sanmina Corp. (a) .........................          300             22,763
SemTech Corp. (a) .........................          700             36,488
                                                                 ----------
                                                                    139,776
                                                                 ----------
Fabricated Metal--1.3%
Alliant Techsystems Inc. (a) ..............          100              8,650
Barnes Group, Inc. ........................          700             15,225
Nortek, Inc. (a) ..........................          200              6,262
                                                                 ----------
                                                                     30,137
                                                                 ----------
Food & Kindred Products--2.5%
Canandaigua Brands, Inc.,
   Class A (a) ............................          500             26,219
Michael Foods, Inc. .......................          800             18,800
Ralcorp Holdings, Inc. (a) ................          400              6,425
Smithfield Foods, Inc. (a) ................          200              6,688
                                                                 ----------
                                                                     58,132
                                                                 ----------
Furniture & Fixtures--3.4%
Ethan Allen Interiors, Inc. ...............          850             32,087
Furniture Brands International,
   Inc. (a) ...............................        1,700             47,388
                                                                 ----------
                                                                     79,475
                                                                 ----------
Machinery & Computer Equipment--7.4%
Asyst Technology, Inc. (a) ................          700             20,956
Bell & Howell Co. .........................          200              7,562

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Small Cap Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                 Shares          Value
                                               ----------     ----------
Brooks Automation, Inc. (a) ............           100        $    2,706
Gehl Co. (a) ...........................           400             8,100
Kaydon Corp. ...........................           400            13,450
Manitowoc, Inc. ........................           800            33,300
Milacron, Inc. .........................           400             7,400
NACCO Industries, Inc. .................           200            14,700
Novellus Systems, Inc. (a) .............           300            20,475
Pentair, Inc. ..........................           200             9,150
SPS Technologies, Inc. (a) .............           100             3,750
Terex Corp. (a) ........................           500            15,219
Xircom, Inc. (a) .......................           200             6,013
Zebra Technologies Corp.,
   Class A (a) .........................           300            11,531
                                                              ----------
                                                                 174,312
                                                              ----------
Measuring & Analyzing Instruments--3.2%
ADAC Laboratories ......................         1,200             8,700
Colorado MEDtech, Inc. (a) .............           600            13,162
Esterline Technologies Corp. (a) .......           300             4,313
Fossil, Inc. (a) .......................           700            33,863
Maxxim Medical, Inc. (a) ...............           300             6,994
Ocular Sciences, Inc. (a) ..............           100             1,737
VISX, Inc. (a) .........................           100             7,919
                                                              ----------
                                                                  76,688
                                                              ----------
Miscellaneous Manufacturing--0.5%
Russ Berrie & Company, Inc. ............           500            12,375
                                                              ----------
Paper Products--0.2%
Wausau-Mosinee Paper Corporation  ......           300             5,400
                                                              ----------
Petroleum Refining--0.3%
Tesoro Petroleum Corp. (a) .............           500             7,969
                                                              ----------
Primary Metal--3.3%
Encore Wire Corp. (a) ..................           500             4,531
Mueller Industries, Inc. (a) ...........           500            16,969
Precision Castparts Corp. ..............           400            17,000
Quanex Corp. ...........................           300             8,550
RTI International Metals (a) ...........         1,000            14,688
Ryerson Tull, Inc. .....................           248             5,596
Tredegar Industries, Inc. ..............           500            10,875
                                                              ----------
                                                                  78,209
                                                              ----------
Printing & Publishing--1.8%
Valassis Communications, Inc. (a) ......         1,150            42,119
                                                              ----------
Rubber & Plastic--0.4%
Carlisle Cos., Inc. ....................           200             9,625
                                                              ----------
Stone, Clay, Glass & Concrete--0.8%
Centex Construction Products, Inc. .....           100             3,412
Lone Star Industries, Inc. .............           400            15,025
                                                              ----------
                                                                  18,437
                                                              ----------
Textile Mill Products--0.2%
Interface, Inc. ........................           600             5,175
                                                              ----------

                                                 Shares          Value
                                               ----------     ----------
Transportation Equipment--2.5%
AAR Corp. ..............................           200        $    4,537
Arvin Industries, Inc. .................           700            26,512
Varlen Corp. ...........................           600            24,300
Winnebago Industries, Inc. .............           100             2,250
                                                              ----------
                                                                  57,599
                                                              ----------
Mining & Energy--1.6%
Oil & Gas Extraction--0.4%
Stolt Comex Seaway, S.A. (a) ...........           800             8,700
                                                              ----------
Oil & Gas Field Services--1.2%
Pool Energy Services Co. (a) ...........           200             4,063
Pride International, Inc. (a) ..........         1,100            11,619
Veritas DGC, Inc. (a) ..................           700            12,819
                                                              ----------
                                                                  28,501
                                                              ----------
Retail Trade--10.2%
Apparel & Accessory Stores--2.0%
Claire's Stores, Inc. ..................           400            10,250
Genesco, Inc. (a) ......................           500             7,281
Ross Stores, Inc. ......................           600            30,225
                                                              ----------
                                                                  47,756
                                                              ----------
Auto Dealers & Gas Stations--0.4%
United Auto Group, Inc. (a) ............         1,000            10,250
                                                              ----------
Food Stores--0.5%
Kroger Corp. (a) .......................           400            11,175
                                                              ----------
General Merchandise Stores--2.6%
Ames Department Stores, Inc. (a) .......           800            36,500
Shopko Stores, Inc. ....................           700            25,375
                                                              ----------
                                                                  61,875
                                                              ----------
Home Furnishings & Equipment--0.1%
CompUSA, Inc. (a) ......................           200             1,487
                                                              ----------
Miscellaneous Retail--1.3%
Musicland Stores Corp. (a) .............           500             4,438
Tiffany & Co. ..........................           100             9,650
Zale Corp. (a) .........................           400            16,000
                                                              ----------
                                                                  30,088
                                                              ----------
Restaurants--3.3%
CEC Entertainment Inc. (a) .............         1,100            46,475
CKE Restaurants, Inc. ..................           320             5,200
Foodmaker, Inc. (a) ....................           900            25,537
                                                              ----------
                                                                  77,212
                                                              ----------
Services--17.6%
Amusement & Recreation--0.4%
Anchor Gaming (a) ......................           200             9,613
                                                              ----------
Auto Repair, Rental & Parking--0.6%
Midas, Inc. ............................           200             5,675
XTRA Corp. .............................           200             9,188
                                                              ----------
                                                                  14,863
                                                              ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Small Cap Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                 Shares          Value
                                               ----------     ----------
Business Services--2.5%
Advo, Inc. .............................         1,100        $   22,825
Interim Services Inc. (a) ..............           400             8,250
Norrell Corp. ..........................           500             9,406
Ogden Corp. ............................           700            18,856
                                                              ----------
                                                                  59,337
                                                              ----------
Computer Related Services--3.7%
DSP Group, Inc. (a) ....................           700            25,200
Health Management Systems,
   Inc. (a) ............................           700             3,850
Inacom Corp. (a) .......................         1,200            15,150
Jack Henry & Associates ................           300            11,775
Macromedia, Inc. (a) ...................           400            14,100
Personnel Group of America,
   Inc. (a) ............................           300             3,000
Systems & Computer Technology
   Corp. (a) ...........................           900            13,106
Technology Solutions Co. (a) ...........           200             2,163
                                                              ----------
                                                                  88,344
                                                              ----------
Computer Software--3.2%
Acclaim Entertainment, Inc. (a) ........           400             2,550
BMC Software, Inc. (a) .................           135             7,290
Computer Horizons Corp. (a) ............           200             2,762
Computer Task Group, Inc. ..............           200             3,400
Data Dimensions, Inc. (a) ..............         1,300             4,306
Hyperion Solutions Corporation (a) .....           350             6,234
PRI Automation, Inc. (a) ...............           600            21,750
Progress Software Corp. (a) ............           500            14,125
Symantec Corp. (a) .....................           500            12,750
                                                              ----------
                                                                  75,167
                                                              ----------
Engineering, Accounting,
   Research & Management--2.5%
Core Laboratories N.V. (a) .............           300             4,181
EG&G, Inc. .............................           200             7,125
Jacobs Engineering Group, Inc. (a)                 400            15,200
Kendle International, Inc. (a) .........           200             3,200
Quest Diagnostic, Inc. (a) .............           100             2,738
URS Corporation (a) ....................           300             8,794
Whittman-Hart, Inc. (a) ................           600            19,050
                                                              ----------
                                                                  60,288
                                                              ----------
Health Services--3.7%
Curative Health Services, Inc. (a) .....           600             3,300
Hooper Holmes, Inc. ....................           700            14,262
IDEXX Labs, Inc. (a) ...................           200             4,662
Integrated Health Services, Inc. .......           600             4,800
Lincare Holdings, Inc. (a) .............           100             2,500
Osteotech, Inc. (a) ....................         1,000            28,750
Pediatrix Medical Group, Inc. (a) ......           100             2,125
RehabCare Group, Inc. (a) ..............           700            12,906

                                                 Shares          Value
                                               ----------     ----------
Universal Health Services, Inc.,
   Class B (a) .........................           300        $   14,325
                                                              ----------
                                                                  87,630
                                                              ----------
Hotels, Camps & Lodging--0.6%
Sunterra Resorts, Inc. (a) .............         1,000            13,938
                                                              ----------
Other Services--0.4%
Metamor Worldwide, Inc. (a) ............           400             9,625
                                                              ----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--6.3%
Air Transportation--1.4%
Airborne Freight Corp. .................           300             8,306
Comair Holdings, Inc. ..................           550            11,447
Midwest Express Holdings, Inc. (a) .....           200             6,800
SkyWest, Inc. ..........................           300             7,481
                                                              ----------
                                                                  34,034
                                                              ----------
Electric Services--1.9%
CMP Group, Inc. ........................           800            20,950
Public Service Company of
   New Mexico ..........................           500             9,938
Sierra Pacific Resources ...............           300            10,913
The United Illuminating Company ........           100             4,244
                                                              ----------
                                                                  46,045
                                                              ----------
Gas Services--0.4%
UGI Corp. ..............................           500            10,094
                                                              ----------
Motor Freight & Warehousing--1.1%
CNF Transportation .....................           100             3,837
USFreightways Corp. ....................           500            23,156
                                                              ----------
                                                                  26,993
                                                              ----------
Sanitary Services--0.5%
Piedmont Natural Gas Co. ...............           400            12,450
                                                              ----------
Transportation Services--1.0%
Avis Rent A Car, Inc. (a) ..............           500            14,562
Circle International Group, Inc. .......           400             8,750
                                                              ----------
                                                                  23,312
                                                              ----------
Wholesale Trade--3.1%
Durable Goods--1.6%
Brightpoint, Inc. (a) ..................           500             3,031
HA-LO Industries, Inc. (a) .............         1,100            10,862
Owens & Minor, Inc. ....................           600             6,600
Patterson Dental Co. (a) ...............           500            17,375
                                                              ----------
                                                                  37,868
                                                              ----------
Nondurable Goods--1.5%
Bindley Western Industries, Inc. .......           267             6,150
Fresh Del Monte Products, Inc. (a) .....           300             4,238
United Stationers, Inc. (a) ............           600            13,200
Universal Corp. ........................           400            11,375
                                                              ----------
                                                                  34,963
                                                              ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Small Cap Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                          Shares       Value
                                        ----------  ----------
Total Common Stocks
   (cost of $2,181,533) .......................     $2,205,172
                                                    ----------
Corporate Bonds
Finance, Insurance & Real Estate--0.2%
Investment Companies
Impac Mortgage Holdings, 11.000%
   2/15/2004 .........................    5,700          5,429
                                                    ----------
Total Corporate Bonds
   (cost of $5,151) ...........................          5,429
                                                    ----------
Total Investments--93.5%
 (cost of $2,186,684) (b) .....................      2,210,601
                                                    ----------



                                          Par           Value
                                      -----------    ----------
SHORT-TERM OBLIGATIONS--7.7%
Repurchase agreement with SBC
   Warburg Ltd., dated 06/30/99,
   due 07/01/99 at 4.800%,
   collateralized by U.S. Treasury
   bonds and/or notes with various
   maturities to 2027, market value
   $189,466 (repurchase proceeds
   $183,024) ......................   $183,000       $  183,000
                                                     ----------
Other Assets & Liabilities, Net--(1.2)% .......         (29,250)
                                                     ----------
Net Assets--100.0% ............................      $2,364,351
                                                     ==========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost of federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $2,186,684) ...............    $2,210,601
Short-term obligations ..................................................       183,000
Dividends and interest receivable .......................................         1,347
Receivable for fund shares sold .........................................           133
Expense reimbursement due from Advisor ..................................         7,511
                                                                             ----------
  Total assets ..........................................................     2,402,592
                                                                             ----------
Liabilities:
Payable for fund shares repurchased .....................................         9,610
Management fee payable ..................................................         1,524
Administration fee payable ..............................................           936
Bookkeeping fee payable .................................................         2,138
Transfer agent fee payable ..............................................           595
Accrued expenses payable ................................................         6,559
Other liabilities .......................................................        16,879
                                                                             ----------
  Total liabilities .....................................................        38,241
                                                                             ----------
Net assets ..............................................................    $2,364,351
                                                                             ==========
Net assets represented by:
 Paid-in capital ........................................................    $2,576,584
 Accumulated overdistributed net investment income ......................          (750)
 Accumulated net realized losses on investments .........................      (235,400)
 Net unrealized appreciation on investments .............................        23,917
                                                                             ----------
Total net assets applicable to outstanding shares of beneficial interest     $2,364,351
                                                                             ==========
Shares of beneficial interest outstanding ...............................       271,651
                                                                             ==========
Net asset value per share ...............................................         $8.70
                                                                                  =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ...............................................    $   3,634
Dividends .....................................................        6,194
                                                                   ---------
  Total investment income .....................................        9,828
                                                                   ---------
Expenses:
 Management fee ...............................................        7,366
 Bookkeeping fee ..............................................       13,389
 Transfer agent fee ...........................................        3,720
 Audit fee ....................................................        8,018
 Trustees' expense ............................................        3,064
                                                                   ---------
  Total expenses ..............................................       35,557
                                                                   ---------
Less:
 Expense reimbursable by Manager ..............................      (26,660)
                                                                   ---------
Net expenses ..................................................        8,897
                                                                   ---------
Net investment income .........................................          931
Realized and unrealized gains (losses) on investments:
 Net realized losses on investments ...........................      (79,716)
 Change in net unrealized appreciation on investments .........      144,212
                                                                   ---------
Net increase in net assets resulting from operations ..........    $  65,427
                                                                   =========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                            Ended        Period Ended
                                                                                          June 30,       December 31,
                                                                                            1999            1998*
                                                                                         ----------      ------------
Operations:
 Net investment income .............................................................     $      931      $   15,271
 Net realized losses on investments ................................................        (79,716)       (155,684)
 Change in unrealized appreciation (depreciation) on investments ...................        144,212        (120,295)
                                                                                         ----------      ----------
Net increase (decrease) in net assets resulting from operations ....................         65,427        (260,708)
                                                                                         ----------      ----------
Distributions declared from:
 Net investment income .............................................................             --         (15,271)
 In excess of net investment income ................................................             --          (1,681)
                                                                                         ----------      ----------
Total distributions ................................................................             --         (16,952)
                                                                                         ----------      ----------
Fund share transactions:
 Proceeds from fund shares sold ....................................................        541,022       2,048,369
 Cost of fund shares repurchased ...................................................        (24,122)         (5,637)
 Distributions reinvested ..........................................................             --          16,952
                                                                                         ----------      ----------
Net increase in net assets resulting from fund share transactions ..................        516,900       2,059,684
                                                                                         ----------      ----------
Total increase in net assets .......................................................        582,327       1,782,024
Net assets:
 Beginning of year .................................................................      1,782,024              --
                                                                                         ----------      ----------
 End of year .......................................................................     $2,364,351      $1,782,024
                                                                                         ==========      ==========
Accumulated overdistributed net investment income included in ending net assets          $     (750)     $   (1,681)
                                                                                         ==========      ==========
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................         67,057         206,231
 Shares repurchased ................................................................         (2,926)           (739)
 Distributions reinvested ..........................................................             --           2,028
                                                                                         ----------      ----------
Net increase .......................................................................         64,131         207,520
                                                                                         ==========      ==========

* For the period from the commencement of operations May 19, 1998 to December 31, 1998.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial Small Cap Value Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium-- Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The funds intend to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $985,075 and $528,913, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $ 331,399
     Gross unrealized depreciation      (307,482)
                                       ---------
       Net unrealized appreciation     $  23,917
                                       ---------

 Capital loss carryforwards--At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
   2006            $13,500

 Other--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                         (Unaudited)
                                                                         Six Months       Period
                                                                           Ended           Ended
                                                                          June 30,       December 31,
                                                                           1999            1998***
                                                                         -----------     ------------
Per share operating performance:
Net asset value, beginning of year ....................................     $ 8.59          $ 10.00
                                                                            ------          -------
Net investment income (a) (b) .........................................         --            0.08
Net realized and unrealized gains on investments ......................       0.11            (1.41)
                                                                            -------         ---------
Total from investment operations ......................................       0.11            (1.33)
                                                                            -------         ---------
Less distributions:
 Dividends from and in excess of net investment income ................         --            (0.07)
 Distributions from and in excess of net realized gains on investments          --            (0.01)
                                                                            -------         ---------
Total distributions ...................................................         --            (0.08)
                                                                            -------         ---------
Net asset value, end of year ..........................................     $ 8.70          $  8.59
                                                                            =======         =========
Total return:
Total investment return (c)(d) ........................................       1.28%**        (13.25)%**
Ratios/supplemental data:
Net assets, end of year (000's) .......................................     $2,364          $ 1,782
Ratio of expenses to average net assets (e) ...........................       1.00%*           1.00%*
Ratio of net investment income to average net assets (e) ..............       0.06%*           1.41%*
Fees and expenses waived or borne by the Advisor (e) ..................       2.74%*             --
Portfolio turnover ratio ..............................................         30%**            51%**

 *  Annualized.
**  Not annualized.
*** For the period from the commencement of operations May 19, 1998 to December
    31, 1998.
(a) Net of fees and expenses waived or borne by the Advisor which
    amounted to:                                                                             $0.112
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                Currency      Par          Value
                                               ---------- -----------   -----------
GOVERNMENT OBLIGATIONS--49.0%
Foreign Government & Agency Obligations--24.9%
Government of France,
   8.500% 10/25/2008 .........................    FF        1,752,400   $ 2,348,847
Government of Mexico,
   11.375% 9/15/2016 (d) .....................              2,535,000     2,706,113
Government of New
   Zealand, 8.000%
   11/15/2006 ................................    NZ        3,373,000     1,951,163
Hellenic Republic:
 8.600% 3/26/2008 ............................    GD      460,500,000     1,688,404
 8.800% 6/19/2007 ............................    GD      145,000,000       532,098
 8.900% 3/21/2004 ............................    GD      713,000,000     2,499,588
Kingdom of Norway:
 6.750% 1/15/2007 ............................    NO        4,070,000       551,821
 9.500% 10/31/2002 ...........................    NO       14,300,000     2,029,683
Kingdom of Sweden,
   10.250% 5/5/2003 ..........................    SK        9,400,000     1,337,181
LCR Finance plc, 4.500%
   12/7/2028 .................................    KB          250,000       352,724
Republic of Argentina:
 11.250% 4/10/2006 (e) .......................    DM        1,375,000       781,271
 11.375% 1/30/2017 (f) .......................              2,085,000     1,793,100
Republic of Brazil,
   10.125% 5/15/2027 (g) .....................              4,005,000     2,996,241
Republic of Bulgaria,
   5.875% 7/28/2011 ..........................              3,000,000     2,032,500
Republic of Columbia,
   8.375% 2/15/2027 ..........................                615,000       415,125
Republic of Panama,
   8.875% 9/30/2027 (h) ......................              1,695,000     1,401,553
Republic of Venezuela,
   9.250% 9/15/2027 ..........................              2,000,000     1,328,750
Russian Federation,
   11.000% 7/24/2018 (i) .....................              1,174,000       575,994
Treasury Corp. of Victoria:
 10.250% 11/15/2006 ..........................    A$        1,725,000     1,400,984
 12.500% 10/15/2003 ..........................    A$        1,688,000     1,391,546
United Kingdom Treasury:
 9.000% 7/12/2011 ............................    KB          474,000     1,004,979
 10.000% 2/26/2001 ...........................    KB        1,360,000     2,306,227
 10.000% 9/8/2003 ............................    KB        1,718,000     3,156,919
United Mexican States,
   10.375% 1/29/2003 (j) .....................    DM        1,300,000       752,398
 11.500% 5/15/2026 ...........................                600,000       655,500
                                                                         ----------
Total Foreign Government & Agency Obligations
 (cost of $39,930,271) ................................                  37,990,709
                                                                         ----------

                                                  Par             Value
                                              ----------      ------------
U.S. Government & Agency Obligations--24.1%
Federal Home Loan Mortgage
   Corp. Gold 30 Yr. 8.000%
   10/1/2026 ..............................   $1,223,756      $  1,257,409
Government National Mortgage
   Association Seasoned 30 Yr.,
   8.000% 04/15/17 ........................      893,327           925,120
U.S. Treasury Bonds:
 8.750% 5/15/2017 .........................    6,231,000         7,865,641
 11.625% 11/15/2004 .......................    5,704,000         7,200,387
 12.000% 8/15/2013 ........................    5,022,000         7,051,189
U.S. Treasury Notes, 11.875%
   11/15/2003 .............................   10,094,000        12,406,132
                                                              ------------
Total U.S. Government & Agency Obligations
 (cost of $37,958,385) ..................................       36,705,878
                                                              ------------
CORPORATE FIXED INCOME BONDS & NOTES--41.1%
Construction--0.4%
Building Construction
Falcon Building Products, Inc.,
   (c) 6/15/2007 ..........................      500,000           337,500
USG Corp., 9.250% 9/15/2001 ...............      250,000           263,330
                                                              ------------
                                                                   600,830
                                                              ------------
Finance, Insurance & Real Estate--0.3%
Financial Services
Dresdner Funding Trust II US,
   5.790% 6/30/2011 .......................      500,000           499,611
                                                              ------------
Manufacturing--14.3%
Chemicals & Allied Products--2.2%
Agricultural Minerals Co., L.P.,
   10.750% 9/30/2003 ......................      200,000           194,000
General Chemical Industrial
   Products, Inc., 10.625%
   5/1/2009 ...............................      500,000           503,750
Huntsman Corp., 9.500%
   7/1/2007 ...............................      500,000           475,000
LaRoche Industries, Inc.,
   9.500% 9/15/2007 .......................      500,000           397,500
Sterling Chemicals, Inc.,
   11.250% 4/1/2007 .......................      600,000           450,000
Texas Petrochemical Corp.,
   11.125% 7/1/2006 .......................    1,000,000           890,000
Trans Resources, Inc., 10.750%
   3/15/2008 ..............................      500,000           482,500
                                                              ------------
                                                                 3,392,750
                                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                             Par                 Value
                                         ----------          ------------
Electronic & Electrical Equipment--0.6%
Transdigm Inc, 10.375%
   12/1/2008 .........................   $1,000,000          $    990,000
                                                             ------------
Fabricated Metal--0.7%
Earle M. Jorgensen & Co.,
   9.500% 4/1/2005 ...................      250,000               234,375
Euramax International, plc.,
   11.250% 10/1/2006 .................      250,000               252,500
US Can Corp., 10.125%
   10/15/2006 ........................      500,000               520,000
                                                             ------------
                                                                1,006,875
                                                             ------------
Food & Kindred Products--1.0%
Chattem, Inc., 8.875% 4/1/2008              750,000               720,000
Di Giorgio Corp., 10.000%
   6/15/2007 .........................      750,000               738,750
                                                             ------------
                                                                1,458,750
                                                             ------------
Machinery & Computer Equipment--0.7%
IMO Industries, Inc., 11.750%
   5/1/2006 ..........................      500,000               505,000
Numatics, Inc., 9.625%
   4/1/2008 ..........................      650,000               575,250
                                                             ------------
                                                                1,080,250
                                                             ------------
Miscellaneous Manufacturing--3.0%
Building Materials Corp. of
   America, 8.000% 12/1/2008
   (b) ...............................      500,000               465,000
Compass Aerospace Corp.,
   10.125% 4/15/2005 (b) .............      750,000               682,500
ISG Resources, Inc., 10.000%
   4/15/2008 .........................      580,000               594,500
Moll Industries, Inc., 10.500%
   7/1/2008 ..........................      750,000               667,500
Simmons Co., 10.250%
   3/15/2009 .........................      750,000               763,125
Special Devices, Inc., 11.375%
   12/15/2008 ........................    1,000,000               950,000
Tokheim Corp., 11.375%
   8/1/2008 ..........................      500,000               475,000
                                                             ------------
                                                                4,597,625
                                                             ------------
Paper Products--1.6%
Repap New Brunswick, Inc.,
   10.625% 4/15/2005 .................    1,170,000               938,925
Riverwood International Corp.,
   10.625% 8/1/2007 ..................      500,000               510,000
 10.875% 4/1/2008 ....................      500,000               486,250
Stone Container Corp., 10.750%
   10/1/2002 .........................      500,000               518,750
                                                             ------------
                                                                2,453,925
                                                             ------------

                                             Par                 Value
                                         ----------          ------------
Primary Metal--2.3%
Bayou Steel Corp., 9.500%
   5/15/2008 .........................   $  500,000          $    485,000
Kaiser Aluminum & Chemcial
   Corp., 10.875% 10/15/2006 .........    1,000,000             1,040,000
Keystone Consolidated
   Industries, Inc., 9.625%
   8/1/2007 ..........................      500,000               485,000
Renco Metals, Inc., 11.500%
   7/1/2003 ..........................      500,000               507,500
WCI Steel Inc., 10.000%
   12/1/2004 .........................      500,000               508,750
WHX Corp., 10.500% 4/15/2005                500,000               477,500
                                                             ------------
                                                                3,503,750
                                                             ------------
Printing & Publishing--0.7%
American Lawyer Media, Inc.,
   9.750% 12/15/2007 .................      500,000               500,000
Hollinger International
   Publishing, Inc., 9.250%
   3/15/2007 .........................      500,000               512,500
                                                             ------------
                                                                1,012,500
                                                             ------------
Transportation Equipment--1.5%
Collins & Aikman Products Co.,
   11.500% 4/15/2006 .................      500,000               505,000
Johnstown America Industries,
   Inc., 11.750% 8/15/2005 ...........      500,000               527,500
LDM Technologies, Inc.,
   10.750% 1/15/2007 .................      600,000               594,000
Venture Holdings Trust, Series
   B, 9.500% 7/1/2005 ................      700,000               661,500
                                                             ------------
                                                                2,288,000
                                                             ------------
Mining & Energy--2.3%
Coal Mining--0.3%
AEI Resources, Inc., 10.500%
   12/15/2005 ........................      500,000               496,250
                                                             ------------
Oil & Gas Extraction--2.0%
Belden & Blake Corp., 9.875%
   6/15/2007 .........................      500,000               376,250
HS Resources, Inc., 9.250%
   11/15/2006 ........................      775,000               763,375
Magnum Hunter Resources,
   Inc., 10.000% 6/1/2007 ............    1,000,000               940,000
Mariner Energy, Inc., 10.500%
   8/1/2006 ..........................      500,000               462,500
Vintage Petroleum, 9.750%
   6/30/2009 .........................      500,000               512,500
                                                             ------------
                                                                3,054,625
                                                             ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                               Par                 Value
                                                                           ----------          ------------
Retail Trade--0.7%
Food Stores
Pathmark Stores, Inc., 9.625%
   5/1/2003 ............................................................    $500,000           $    507,500
stepped coupon, (10.750%
   11/1/99) (a) 11/1/2003 ..............................................     500,000                492,500
                                                                                               ------------
                                                                                                  1,000,000
                                                                                               ------------
Services--3.6%
Amusement & Recreation--1.5%
Hollywood Casino Corp.,
   11.250% 5/1/2007 ....................................................     500,000                500,000
Hollywood Park, Inc., 9.250%
   2/15/2007 ...........................................................     750,000                738,750
Horseshoe Gaming, L.L.C.,
   9.375% 6/15/2007 ....................................................     600,000                610,500
Regal Cinemas, Inc., 9.500%
   6/1/2008 ............................................................     500,000                470,000
                                                                                               ------------
                                                                                                  2,319,250
                                                                                               ------------
Business Services--0.4%
Unisys Corp., 11.750%
   10/15/2004 ..........................................................     500,000                555,000
                                                                                               ------------
Health Services--0.3%
Hanger Orthopedic Group,
   11.250% 6/15/2009 ...................................................     500,000                507,500
                                                                                               ------------
Hotels, Camps & Lodging--1.2%
CapRock Communications
   Corp., 11.500% 5/1/2009 .............................................     750,000                757,500
Eldorado Resorts L.L.C.,
   10.500% 8/15/2006 ...................................................     500,000                517,500
Station Casinos, Inc., 8.875%
   12/1/2008 ...........................................................     500,000                487,500
                                                                                               ------------
                                                                                                  1,762,500
                                                                                               ------------
Other Services--0.2%
Intertek Finance, plc., 10.250%
   11/1/2006 ...........................................................     250,000                241,250
                                                                                               ------------
Transportation, Communication
   Electric, Gas & Sanitary Services--18.6%
Air Transportation--0.5%
U.S. Air, Inc., 10.375% 3/1/2013 .......................................     500,000                532,500
United Airlines, Inc., 9.200%
   3/22/2008 ...........................................................     248,215                268,998
                                                                                               ------------
                                                                                                    801,498
                                                                                               ------------
Broadcasting--1.7%
Allbritton Communications Co.,
   9.750% 11/30/2007 ...................................................     500,000                511,250
Fox Family Worldwide, Inc.,
   (c) 11/1/2007 .......................................................     500,000                312,500
 9.250% 11/1/2007 ......................................................     750,000                699,375

                                                                               Par                 Value
                                                                           ----------          ------------
LIN Holding Corp.,
   (c) 3/1/2008 ........................................................   $ 500,000           $    331,250
Young Broadcasting Corp.,
   11.750% 11/15/2004 ..................................................     650,000                689,000
                                                                                               ------------
                                                                                                  2,543,375
                                                                                               ------------
Cable--4.4%
Acalon Cable Holdings L.L.C.,
   9.375% 12/1/2008 ....................................................     750,000                765,000
Adelphia Communications
   Corp., 9.875% 3/1/2007 ..............................................     500,000                522,500
Century Communications
   Corp., (c) 1/15/2008 ................................................     500,000                222,500
Charter Communications
   Holding L.L.C.,
   (c) 4/1/2011 ........................................................   1,500,000                930,000
Classic Cable, Inc., 9.875%
   8/1/2008 ............................................................     500,000                520,000
Comcast UK Cable Partners
   Ltd., (c) 11/15/2007 ................................................     500,000                447,500
Diamond Cable Co., stepped
   coupon, (c) 2/15/2007 ...............................................     500,000                390,000
Echostar Communications
   Corp., 9.250% 2/1/2006 ..............................................   1,000,000              1,020,000
FrontierVision Holdings LP,
   stepped coupon, (11.875%
   9/15/01) (a) 9/15/2007 ..............................................     500,000                432,500
Northland Cable Television,
   Inc., 10.250% 11/15/2007 ............................................     500,000                522,500
Telewest Communication plc,
   stepped coupon, 10/1/2007 ...........................................   1,000,000                892,500
                                                                                               ------------
                                                                                                  6,665,000
                                                                                               ------------
Communications--2.7%
Call-Net Enterprises, Inc.,
   (c) 5/15/2009 .......................................................     500,000                275,000
Centennial Cellular Corp.,
   10.750% 12/15/2008 ..................................................     500,000                518,750
Microcell Telecommunications,
   Inc., (c) 6/1/2006 ..................................................     500,000                406,250
NEXTLINK Communications,
   Inc., 10.750% 6/1/2009 ..............................................   1,000,000              1,027,500
NTL, Inc., US, (c) 4/15/2009 ...........................................   1,250,000              1,170,652
Spectrasite Holdings, Inc.,
   (c) 4/15/2009 .......................................................   1,250,000                712,500
                                                                                               ------------
                                                                                                  4,110,652
                                                                                               ------------
Electric Services--0.3%
AES Corp, 9.500% 6/1/2009 ..............................................     500,000                515,000
                                                                                               ------------
Motor, Freight & Warehousing--0.3%
MTL, Inc., 10.000% 6/15/2006 ...........................................     500,000                495,000
                                                                                               ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                  Par                 Value
                                              ----------          ------------
Pipelines--0.2%
Falcon Holding Group L.P.,
   (c) 4/15/2010 ..........................   $  500,000          $    351,250
                                                                  ------------
Telecommunications--8.4%
Carrier 1 International S.A.,
   13.25% 2/15/2009 .......................      500,000               507,500
Clearnet Communications, Inc.,
   stepped coupon, (14.750%
   12/15/00) (a) 12/15/2005 ...............      500,000               455,000
Hyperion Telecommunications,
   Inc., (c) 4/15/2003 ....................      500,000               417,500
ICG Holding, Inc., 9/15/2005 ..............      500,000               436,365
Intermedia Communications,
   Inc., stepped coupon,
   (11.250% 7/15/02)
   (a) 7/15/2007 ..........................      500,000               360,000
KMC Telecom Holdings, Inc.,
   13.500% 5/15/2009 ......................      750,000               750,000
Level 3 Communications, Inc.,
   9.125% 5/1/2008 ........................      750,000               739,688
Loral Space & Communications
   Ltd., 11.250% 1/15/2007 ................      500,000               440,000
McLeodUSA, Inc.,
   stepped coupon, (10.500%
   3/01/02) (a) 3/1/2007 ..................      500,000               383,750
Metrocall, Inc., 10.375%
   10/1/2007 ..............................      500,000               380,000
NEXTLINK Communications,
   Inc., 10.750% 11/15/2008 ...............      500,000               513,750
NTL, Inc.:
 (c) 10/1/2008 ............................      250,000               171,250
 11.500% 10/1/2008 ........................      500,000               551,250
Nextel Communications, Inc.,
   (c) 10/31/2007 .........................    1,000,000               702,500
Ono Finance plc, 13.000%
   5/1/2009 ...............................      500,000               515,000
Price Communications
   Wireless, Inc., 9.125%
   12/15/2006 .............................      500,000               520,000
RCN Corp.:
   (c) 10/15/2007 .........................    1,000,000               670,000
 stepped coupon, (9.800%
   2/15/03) (a) 2/15/2008 .................    1,000,000               630,000
RSL Communications plc,:
 9.125% 3/1/2008 ..........................      250,000               229,375
 10.500% 11/15/2008 .......................      250,000               245,625
Sprint Spectrum L.P.,
   stepped coupon, (12.500%
   8/15/01) (a) 8/15/2006 .................      850,000               769,250

                                                 Par                  Value
                                             -----------          ------------
Telecorp PCS, Inc.,
   (c) 4/15/2009 ..........................  $ 2,000,000          $  1,110,000
Verio, Inc., 11.250% 12/1/2008 ............      750,000               785,625
Viatel, Inc., 11.500% 3/15/2009                  500,000               515,000
                                                                  ------------
                                                                    12,798,428
                                                                  ------------
Wholesale Trade--0.9%
Durable Goods--0.3%
Holmes Products Corp., 9.875%
   11/15/2007 .............................      500,000               487,500
                                                                  ------------
Nondurable Goods--0.6%
Revlon Consumer Products
   Corp., 9.000% 11/1/2006 ................    1,000,000               990,000
                                                                  ------------
Total Corporate Fixed-Income Bonds & Notes
   (cost of $64,718,374) ......................................     62,578,944
                                                                  ------------
PREFERRED STOCK--0.8%
Transportation, Communication
   Electric, Gas & Sanitary Services--0.8%
Cable .........................................................
CSC Holdings Limited PIK PFD:
 11.125% ..................................        7,196               784,331
 11.750% ..................................        4,161               451,442
                                                                  ------------
Total Preferred Stocks
   (cost of $1,216,865) .......................................      1,235,773
                                                                  ------------
COMMON STOCK--0.4%
Transportation, Communication
   Electric, Gas & Sanitary Services--0.4%
Telecommunication .............................................
Price Communications Corp. ................       41,033               615,495
Total Common Stock
   (cost of $545,582) .........................................        615,495
                                                                  ------------
Total Cost of Investments
   ($144,369,477)(k)...........................................    139,126,799
                                                                  ------------
SHORT-TERM OBLIGATIONS--6.8%
Repurchase agreement with
   SBC Warburg Ltd., dated
   06/30/99, due 070/1/99 at
   4.800%, collateralized by
   U.S. Treasury bonds and/or
   notes with various maturities
   to 2027, market value
   $10,858,588 (repurchase
   proceeds $10,489,398) ..................   10,488,000            10,488,000
                                                                  ------------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------


                                             Value
                                          ------------
Forward Currency Contracts--(6.6%)(l)     $ 10,112,102
                                          ------------
Other Assets & Liabilities--8.5% ....       12,896,518
                                          ------------
Net Assets--100% ....................     $152,399,215
                                          ============

Notes to Investment Portfolio:
(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) This is a British security. Par amount is stated in U.S. dollars.
(c) Zero coupon bond.
(d) This security, or a portion thereof, with a total market value of $10,324,960 is being used to collateralize the forward currency contracts shown below.
(e) This is a Argentinean security. Par amount is stated in U.S. dollars.
(f) This is a Mexican security. Par amount is stated in U.S. dollars.
(g) This is a Polish security. Par amount is stated in U.S. dollars. Interest rate shown is a floating rate coupon which changes every six months.
(h) This is a Brazilian security. Par amount is stated in U.S. dollars.
(i) This is a Polish security. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(j) This is a Russian security. Par amount is stated in German Deutschemarks.
(k) Cost for federal income tax purposes is $144,494,420.
(l) As of June 30, 1999, the Fund had entered into the following forward currency exchange contracts:



                                                             Appreciation
    Contracts            In Exchange         Settlement     (Depreciation)
    to Deliver               For                Date            (U.S$)
-----------------   ---------------------   ------------   ---------------
KB    3,893,000     US$   6,264,243         09/09/1999        $120,708
NZ    3,838,000     US$   2,043,798         09/09/1999          (5,626)
AD    2,056,000     US$   1,354,616         08/03/1999         (16,304)
SK   11,250,000     US$   1,340,171         09/30/1999           2,893
GD  248,040,833     US$     790,040         07/06/1999            (984)
                         ----------                           --------
                         11,792,868                           $100,687
                         ==========                           ========


                       Summary of Securities by Country

                                                                    % of Total
                                                                    Securities
Country                              Currency         Value          at Value
---------------------------------   ----------   ---------------   -----------
United States .................     $             $105,592,909          75.9
United Kingdom ................       UK/KB          7,968,349           5.7
Greece ........................        GD            4,720,090           3.4
Poland ........................        PO            3,572,235           2.6
Australia .....................        A$            2,792,530           2.0
Norway ........................        NO            2,581,504           1.9
France ........................        FF            2,348,847           1.7
New Zealand ...................        NZ            1,951,163           1.4
Mexico ........................        MX            1,793,100           1.3
Germany .......................         G            1,533,669           1.1
Brazil ........................        BZ            1,401,553           1.0
Sweden ........................        SK            1,337,181            .9
Argentina .....................        AR              781,271            .6
Russia ........................        RU              752,398            .5
                                                  ------------         -----
                                                  $139,126,799         100.0
                                                  ============         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym           Name
-----------   ----------------
  PIK         Payment-In-Kind
  DM          Deutschemarks


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $144,369,477) .........................    $139,126,799
Short-term obligations ..............................................................      10,488,000
Unrealized appreciation on forward currency exchange contracts ......................         123,601
Cash (including foreign currencies) .................................................         469,819
Receivable for investments sold .....................................................       2,255,605
Interest and tax reclaims receivable ................................................       2,872,319
Expense reimbursement due from Advisor ..............................................           5,218
Other assets ........................................................................           3,198
                                                                                         ------------
  Total assets ......................................................................     155,344,559
                                                                                         ------------
Liabilities:
Unrealized depreciation on forward currency exchange contracts ......................          22,914
Cash (including foreign currencies) .................................................       1,276,419
Payable for investments purchased ...................................................       1,543,204
Management fee payable ..............................................................          79,282
Bookkeeping fee payable .............................................................           4,801
Transfer agent fee payable ..........................................................             676
Accrued expenses payable ............................................................           9,679
Other liabilities ...................................................................           8,369
                                                                                         ------------
  Total liabilities .................................................................       2,945,344
                                                                                         ------------
Net assets ..........................................................................    $152,399,215
                                                                                         ============
Net assets represented by:
 Paid-in capital ....................................................................    $152,491,327
 Accumulated undistributed net investment income ....................................       5,522,540
 Accumulated net realized losses on investments and foreign currency transactions ...        (456,499)
 Net unrealized depreciation on investments and foreign currency transactions .......      (5,158,153)
                                                                                         ------------
Total net assets applicable to outstanding shares of beneficial interest ............    $152,399,215
                                                                                         ============
Shares of beneficial interest outstanding ...........................................      13,705,227
                                                                                         ============
Net asset value per share ...........................................................          $11.12
                                                                                               ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ........................................................................    $  6,015,577
Dividends ..............................................................................         114,254
                                                                                            ------------
  Total investment income ..............................................................       6,129,831
                                                                                            ------------
Expenses:
 Management fee ........................................................................         438,222
 Bookkeeping fee .......................................................................          28,308
 Transfer agent fee ....................................................................           3,801
 Audit fee .............................................................................           9,175
 Printing expense ......................................................................             446
 Trustees' expense .....................................................................           1,880
 Custodian fee .........................................................................           8,454
 Amortization of organization expense ..................................................           1,969
 Miscellaneous expense .................................................................           9,580
                                                                                            ------------
  Total expenses .......................................................................         501,835
                                                                                            ------------
Net investment income ..................................................................       5,627,996
Realized and unrealized gains on investments:
 Net realized losses on investments ....................................................        (368,600)
 Net realized gains on foreign currency transactions ...................................         224,940
 Change in net unrealized depreciation on investments and foreign currency transactions       (5,219,015)
                                                                                            ------------
Net increase in net assets resulting from operations ...................................    $    265,321
                                                                                            ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                       Six Months
                                                                                          Ended           Year Ended
                                                                                        June 30,         December 31,
                                                                                          1999               1998
                                                                                      ------------      -------------
Operations:
 Net investment income ..........................................................     $  5,627,996      $  7,211,578
 Net realized losses on investments .............................................         (368,600)         (279,638)
 Net realized gains on foreign currency transactions ............................          224,940           148,693
 Change in unrealized depreciation on investments and foreign currency
  transactions ..................................................................       (5,219,015)       (1,654,357)
                                                                                      ------------      ------------
Net increase in net assets resulting from operations ............................          265,321         5,426,276
                                                                                      ------------      ------------
Distributions declared from:
 Net investment income ..........................................................               --        (7,211,578)
 In excess of net investment income .............................................               --          (185,797)
                                                                                      ------------      ------------
Total distributions .............................................................               --        (7,397,375)
                                                                                      ------------      ------------
Fund share transactions:
 Proceeds from fund shares sold .................................................       42,706,364        95,188,698
 Cost of fund shares repurchased ................................................       (9,557,765)      (54,804,696)
 Distributions reinvested .......................................................               --         7,397,375
                                                                                      ------------      ------------
Net increase in net assets resulting from fund share transactions ...............       33,148,599        47,781,377
                                                                                      ------------      ------------
Total increase in net assets ....................................................       33,413,920        45,810,278
Net assets:
 Beginning of year ..............................................................      118,985,295        73,175,017
                                                                                      ------------      ------------
 End of year ....................................................................     $152,399,215      $118,985,295
                                                                                      ============      ============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................     $  5,522,540      $   (105,456)
                                                                                      ============      ============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................        3,826,951        17,374,862
 Shares repurchased .............................................................         (855,693)      (13,873,330)
 Distributions reinvested .......................................................               --           667,431
                                                                                      ------------      ------------
Net increase ....................................................................        2,971,258         4,168,963
                                                                                      ============      ============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial Strategic Income Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of current income, as is consistent with prudent risk and maximizing total return, by investing primarily in U.S. and foreign government and lower-rate corporate debt securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and pay-ment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $55,051,634 and $22,295,962, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $ 1,602,058
     Gross unrealized depreciation      (6,969,679)
                                       -----------
       Net unrealized depreciation     $(5,367,621)
                                       -----------

 Capital loss carryforwards--At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
   2006            $101,600

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                           (Unaudited)
                                                           Six Months
                                                             Ended
                                                            June 30,
                                                              1999
                                                           -----------
Per share operating performance:
Net asset value, beginning of year ...................      $  11.08
                                                            --------
Net investment income (a) ............................          0.46
Net realized and unrealized gains on
 investments .........................................         (0.42)
                                                            --------
Total from investment operations .....................          0.04
                                                            --------
Less distributions:
 Dividends from net investment income ................            --
 In excess of net investment income ..................            --
 Dividends from net realized gains ...................            --
 In excess of net realized gains .....................            --
                                                            --------
Total distributions ..................................            --
                                                            --------
Net asset value, end of year .........................      $  11.12
                                                            ========
Total return:
Total investment return (b) ..........................          0.36%**
Ratios/supplemental data:
Net assets, end of year (000's) ......................      $152,399
Ratio of expenses to average net assets                         0.74%(e)*
Ratio of net investment income
 to average net assets ...............................          8.26%(e)*
Portfolio turnover ratio .............................            18%**

                                                                      Year Ended December 31,
                                                          ----------------------------------------------
                                                            1998              1997                1996
                                                          --------          -------              -------
Per share operating performance:
Net asset value, beginning of year ...................    $  11.15          $ 11.04              $ 10.99
                                                          --------          -------              -------
Net investment income (a) ............................        0.91             0.90                 0.92
Net realized and unrealized gains on
 investments .........................................       (0.24)            0.11                 0.16
                                                          --------          -------              -------
Total from investment operations .....................        0.67             1.01                 1.08
                                                          --------          -------              -------
Less distributions:
 Dividends from net investment income ................       (0.72)           (0.79)               (0.96)
 In excess of net investment income ..................       (0.02)           (0.05)                  --
 Dividends from net realized gains ...................          --            (0.05)               (0.07)
 In excess of net realized gains .....................          --            (0.01)                  --
                                                          --------          -------              -------
Total distributions ..................................       (0.74)           (0.90)               (1.03)
                                                          --------          -------              -------
Net asset value, end of year .........................    $  11.08          $ 11.15              $ 11.04
                                                          ========          =======              =======
Total return:
Total investment return (b) ..........................        6.03%            9.11%(c)             9.83%(c)
Ratios/supplemental data:
Net assets, end of year (000's) ......................    $118,985          $73,175              $53,393
Ratio of expenses to average net assets                       0.78%(e)         0.80%(d)(e)          0.80%(d)(e)
Ratio of net investment income .......................
 to average net assets ...............................        7.92%(e)         7.86%(c)(e)          8.13%(c)(e)
Portfolio turnover ratio .............................          50%              94%                 114%

                                                                                     Period
                                                       Year Ended December 31,        Ended
                                                       -----------------------    December 31,
                                                                1995                 1994***
                                                              -------             ------------
Per share operating performance:
Net asset value, beginning of year ...................        $  9.79               $ 10.00
                                                              -------               -------
Net investment income (a) ............................           0.55                  0.30
Net realized and unrealized gains on
 investments .........................................           1.24                 (0.19)
                                                              -------               -------
Total from investment operations .....................           1.79                  0.11
                                                              -------               -------
Less distributions:
 Dividends from net investment income                           (0.56)                (0.31)
 In excess of net investment income ..................             --                    --
 Dividends from net realized gains ...................          (0.03)                (0.01)
 In excess of net realized gains .....................             --                    --
                                                              -------               -------
Total distributions ..................................          (0.59)                (0.32)
                                                              -------               -------
Net asset value, end of year .........................        $ 10.99               $  9.79
                                                              =======               =======
Total return:
Total investment return (b) ..........................          18.30%(c)              1.10%(c)**
Ratios/supplemental data:
Net assets, end of year (000's) ......................        $48,334               $13,342
Ratio of expenses to average net assets                          0.84%(d)(e)           1.00%(d)*
Ratio of net investment income
 to average net assets ...............................           8.08%(c)(e)           7.33%(c)*
Portfolio turnover ratio .............................            281%                   94%**

  * Annualized.
 ** Not Annualized
*** For the period from the commencement of operations July 5, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Unaudited)
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                  Shares            Value
                                                                               -----------       -----------
COMMON STOCKS--92.9%
Agriculture, Forestry & Fishing--0.1%
Forestry--0.1%
Canadian National Railway Co. ...........................................          3,800          $   254,600
                                                                                                  -----------
Finance, Insurance & Real Estate--19%
Depository Institutions--5.5%
Bank One Corp. .........................................................          36,000            2,144,250
BankAmerica Corp. ......................................................           3,500              256,594
Chase Manhattan Corp. ..................................................          19,900            1,723,837
Comerica, Inc. .........................................................          17,400            1,034,212
Dime Bancorp, Inc. .....................................................          24,300              489,037
First Union Corp. ......................................................           6,700              314,900
Fleet Financial Group, Inc. ............................................          31,900            1,415,562
J.P. Morgan & Co., Inc. ................................................           9,500            1,334,750
Wells Fargo & Co. ......................................................          38,000            1,624,500
                                                                                                  -----------
                                                                                                   10,337,642
                                                                                                  -----------
Insurance Agents & Brokers--.7%
Marsh & McLennan Companies,
   Inc. ................................................................          17,600            1,328,800
                                                                                                  -----------
Insurance Carriers--9.0%
Allstate Corp. .........................................................          31,600            1,133,650
Ambac Financial Group, Inc. ............................................          15,200              868,300
American General Corp. .................................................          14,300            1,077,863
American International Group,
   Inc. ................................................................          15,100            1,767,644
CIGNA Corp. ............................................................          22,300            1,984,700
Citigroup, Inc. ........................................................          35,250            1,674,375
Conseco, Inc. ..........................................................          22,700              690,931
Loews Corp. ............................................................          15,200            1,202,700
Nationwide Financial Services
   Class A .............................................................          32,800            1,484,200
Travelers Property Casualty
   Corp. ...............................................................          35,700            1,396,763
United Healthcare Corp. ................................................          28,500            1,784,813
Wellpoint Health Networks,
   Inc., Class A .......................................................          22,700            1,926,663
                                                                                                  -----------
                                                                                                   16,992,602
                                                                                                  -----------
Nondepository Credit Institution--2.4%
American Express Co. ...................................................          10,600            1,379,325
Capital One Financial Corp. ............................................          19,500            1,085,906
Fannie Mae .............................................................          16,400            1,121,350
Freddie Mac ............................................................          15,100              875,800
                                                                                                  -----------
                                                                                                    4,462,381
                                                                                                  -----------
Security Brokers & Dealers--1.4%
Bear Stearns Co., Inc. .................................................          13,800              645,150
Morgan Stanley Dean Witter &
   Co. .................................................................          18,700            1,916,750
                                                                                                  -----------
                                                                                                    2,561,900
                                                                                                  -----------

                                                                                  Shares            Value
                                                                               -----------       -----------
MANUFACTURING--46.8%
Apparel--.1%
VF Corp. ...............................................................           4,000          $   171,000
                                                                                                  -----------
Chemicals & Allied Products--8.9%
American Home Products
   Corp. ...............................................................          13,700              787,750
Amgen, Inc. ............................................................           9,800              596,575
Dow Chemical Co. .......................................................          15,100            1,915,812
Eli Lilly & Co. ........................................................          13,600              974,100
Goodrich (B.F.) Co. ....................................................          13,700              582,250
Johnson & Johnson ......................................................           8,000              784,000
Merck & Co., Inc. ......................................................          21,000            1,554,000
Monsanto Co. ...........................................................          17,800              701,988
Mylan Laboratories .....................................................          22,600              598,900
Pfizer, Inc. ...........................................................          15,300            1,679,175
Pharmacia & Upjohn, Inc. ...............................................          27,100            1,539,619
Procter & Gamble Co. ...................................................           9,200              821,100
Schering-Plough Corp. ..................................................          34,400            1,823,200
Warner-Lambert Co. .....................................................          35,100            2,435,063
                                                                                                  -----------
                                                                                                   16,793,532
                                                                                                  -----------
Communications Equipment--2.6%
Lucent Technologies, Inc. ..............................................          34,200            2,306,362
Motorola, Inc. .........................................................          10,400              985,400
Tellabs, Inc. (a) ......................................................          24,800            1,675,550
                                                                                                  -----------
                                                                                                    4,967,312
                                                                                                  -----------
Electrical Industrial Equipment--1.5%
General Electric Co. ...................................................          24,700            2,791,100
                                                                                                  -----------
Electric Components--2.3%
Intel Corp. ............................................................          36,800            2,189,600
Texas Instruments, Inc. ................................................          15,300            2,218,500
                                                                                                  -----------
                                                                                                    4,408,100
                                                                                                  -----------
Fabricated Metals--0.6%
Crown Cork & Seal Co., Inc. ............................................          22,300              635,550
Danaher Corp. ..........................................................           9,100              528,938
                                                                                                  -----------
                                                                                                    1,164,488
                                                                                                  -----------
Food & Kindred Products--5.1%
Anheuser Busch Cos., Inc. ..............................................          26,600            1,886,938
Coca Cola Co. ..........................................................          23,900            1,493,750
General Mills, Inc. ....................................................          17,300            1,390,487
Heinz (H.J.) Co. .......................................................          13,800              691,725
Philip Morris Companies, Inc. ..........................................          73,600            2,957,800
Quaker Oats Co. ........................................................          13,500              896,063
Tyson Foods, Inc. ......................................................          17,500              393,750
                                                                                                  -----------
                                                                                                    9,710,513
                                                                                                  -----------
Furniture & Fixtures--1.4%
Herman Miller, Inc. ....................................................          26,800              562,800
Johnson Controls, Inc. .................................................          11,000              762,437

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                  Shares            Value
                                                                               -----------       -----------
Masco Corp. ............................................................          47,100          $ 1,360,012
                                                                                                  -----------
                                                                                                    2,685,249
                                                                                                  -----------
Household Appliances--0.4%
Maytag Corp. ...........................................................           9,500              662,031
                                                                                                  -----------
Lumber & Wood Products--0.8%
Georgia Pacific Corp. ..................................................          30,400            1,440,200
                                                                                                  -----------
Machinery & Computer Equipment--11.8%
Apple Computer, Inc. ...................................................          41,000            1,898,812
Applied Materials, Inc. (a) ............................................          22,400            1,654,800
Cisco Systems, Inc. (a) ................................................          60,600            3,908,700
EMC Corp. (a) ..........................................................          23,600            1,298,000
Hewlett-Packard Co. ....................................................          14,300            1,437,150
Ingersoll Rand Co. .....................................................          18,800            1,214,950
International Business
   Machines Corp. ......................................................          46,600            6,023,050
Sun Microsystems, Inc. (a) .............................................           7,000              482,125
Tyco International Ltd. ................................................          25,300            2,397,175
Unisys Corp. (a) .......................................................          51,500            2,005,281
                                                                                                  -----------
                                                                                                   22,320,043
                                                                                                  -----------
Measuring & Analyzing Instruments--0.9%
Eastman Kodak Co. ......................................................           5,200              352,300
Honeywell, Inc. ........................................................          11,200            1,297,800
                                                                                                  -----------
                                                                                                    1,650,100
                                                                                                  -----------
Paper Products--0.6%
Kimberly Clark Corp. ...................................................          19,900            1,134,300
                                                                                                  -----------
Petroleum Refining--3.8%
BP Amoco plc ADR .......................................................          10,200            1,106,700
Chevron Corp. ..........................................................           3,100              295,081
Exxon Corp. ............................................................          23,600            1,820,150
Mobil Corp. ............................................................          19,400            1,920,600
Royal Dutch Petroleum Co. ..............................................          35,000            2,108,750
                                                                                                  -----------
                                                                                                    7,251,281
                                                                                                  -----------
Stone, Clay, Glass & Concrete--0.6%
Corning, Inc. ..........................................................          16,200            1,136,025
                                                                                                  -----------
Tobacco Products--0.5%
Fortune Brands, Inc. ...................................................          24,700            1,021,962
                                                                                                  -----------
Transportation Equipment--4.9%
Boeing Co. .............................................................          32,100            1,418,419
Delphi Automotive Systems
   Corp. ...............................................................          13,559              251,693
Ford Motor Co. .........................................................          28,100            1,585,894
General Dynamics Corp. .................................................          21,100            1,445,350
General Motors Corp. ...................................................          19,400            1,280,400
Lockheed Martin Corp. ..................................................          17,100              636,975
Navistar International Corp. (a)........................................          16,400              820,000
United Technologies Corp. ..............................................          26,600            1,906,888
                                                                                                  -----------
                                                                                                    9,345,619
                                                                                                  -----------

                                                                                  Shares            Value
                                                                               -----------       -----------
Mining & Energy--1.9%
Crude Petroleum & Natural Gas--0.2%
Burlington Resources, Inc. .............................................          10,300          $   445,475
                                                                                                  -----------
Nonmetallic, except Fuels--0.4%
Vulcan Materials Co. ...................................................          14,400              694,800
                                                                                                  -----------
Oil & Gas Extraction--0.6%
Falcon Drilling Co., Inc. (a) ..........................................          37,000              346,875
Sonat Offshore Drilling Co. ............................................          27,200              714,000
                                                                                                  -----------
                                                                                                    1,060,875
                                                                                                  -----------
Oil & Gas Field Services--0.7%
Schlumberger Ltd. ......................................................          21,800            1,388,388
                                                                                                  -----------
Retail Trade--8.5%
Apparel & Accessory Stores--1.6%
Abercrombie & Fitch Co. (a) ............................................          19,000              912,000
TJX Companies, Inc. ....................................................          62,000            2,065,375
                                                                                                  -----------
                                                                                                    2,977,375
                                                                                                  -----------
Building, Hardware & Garden Supply--0.9%
Lowe's Companies, Inc. .................................................          29,000            1,643,937
                                                                                                  -----------
Food Stores--0.5%
Kroger Corp. (a) .......................................................          11,200              312,900
Safeway, Inc. (a) ......................................................          12,700              628,650
                                                                                                  -----------
                                                                                                      941,550
                                                                                                  -----------
General Merchandise Stores--3.6%
Dayton Hudson Corp. ....................................................          33,200            2,158,000
Federated Department Stores,
   Inc. (a) ............................................................          24,700            1,307,556
Wal-Mart Stores, Inc. ..................................................          69,200            3,338,900
                                                                                                  -----------
                                                                                                    6,804,456
                                                                                                  -----------
Miscellaneous Retail--1.3%
CVS Corp. ..............................................................          14,400              736,200
Rite Aid Corp. .........................................................          17,400              428,475
Toys R Us, Inc. (a) ....................................................          61,200            1,266,075
                                                                                                  -----------
                                                                                                    2,430,750
                                                                                                  -----------
Restaurants--0.6%
Tricon Global Restaurants, Inc.
   (a) .................................................................          21,000            1,136,625
                                                                                                  -----------
Services--6.6%
Business Services--0.4%
Omnicom Group, Inc. ....................................................           9,100              728,000
                                                                                                  -----------
Computer Related Services--0.9%
America Online, Inc. (a) ...............................................           6,200              685,100
Teradyne, Inc. (a) .....................................................          13,900              997,325
                                                                                                  -----------
                                                                                                    1,682,425
                                                                                                  -----------
Computer Software--5.3%
BMC Software, Inc. (a) .................................................          27,000            1,458,000
Compuware Corp. (a) ....................................................          50,900            1,619,256
Microsoft Corp. (a) ....................................................          71,800            6,475,463

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Unaudited) (Continued)
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                     Shares            Value
                                                                                  ------------      ------------
Oracle Systems Corp. (a) .................................................            14,500        $    538,313
                                                                                                    ------------
                                                                                                      10,091,032
                                                                                                    ------------
Transportation, Communication, Electric,
   Gas & Sanitary Services--9.5%
Air Transportation--1.1%
AMR Corp. (a) ............................................................             4,300             293,475
Continental Airlines Class B (a)                                                      18,300             688,538
Delta Air Lines, Inc. ....................................................            11,700             674,213
US Airways Group, Inc. (a) ...............................................             8,800             383,350
                                                                                                    ------------
                                                                                                       2,039,576
                                                                                                    ------------
Electric Services--2.8%
Edison International .....................................................            40,000           1,070,000
Entergy Corp. ............................................................            19,900             621,875
FPL Group, Inc. ..........................................................            17,100             934,087
NIPSCO Industries, Inc. ..................................................            25,400             655,638
PG&E Corp. ...............................................................            22,800             741,000
Texas Utilities Co. ......................................................            14,000             577,500
Unicom Corp. .............................................................            19,600             755,825
                                                                                                    ------------
                                                                                                       5,355,925
                                                                                                    ------------
Telecommunications--5.6%
AT&T Corp. ...............................................................            30,450           1,699,491
Ameritech Corp. ..........................................................            16,200           1,190,700
Bell Atlantic Corp. ......................................................            16,700           1,091,762
BellSouth Corp. ..........................................................            29,100           1,364,062
GTE Corp. ................................................................            13,700           1,037,775
MCI WorldCom, Inc. (a) ...................................................            39,600           3,415,500
US West Communications
   Group .................................................................            11,800             693,250
                                                                                                    ------------
                                                                                                      10,492,540
                                                                                                    ------------

                                                                                     Shares            Value
                                                                                  ------------      ------------
Wholesale Trade--0.5%
Nondurable Goods--0.5%
Cardinal Health, Inc. ....................................................            15,400        $    987,525
                                                                                                    ------------
Total Common Stocks
   (cost of $134,372,409)(b) ....................................................................    175,492,034
                                                                                                    ------------
SHORT-TERM OBLIGATIONS--6.9%
Repurchase agreement with
   SBC Warburg Ltd., dated
   06/30/99, due 07/01/99 at
   4.800%, by U.S. Treasury
   bonds and/or notes with
   various maturities
   collateralized to 2027, market
   value $13,440,334
   (repurchase proceeds
   $12,944,726) ..........................................................        12,943,000          12,943,000
                                                                                                    ------------
Other Assets & Liabilities, Net--0.2% ...........................................................        458,770
                                                                                                    ------------
Net Assets--100% ................................................................................   $188,893,804
                                                                                                    ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $134,696,464.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $134,372,409) .............     $175,492,034
Short-term obligations ..................................................       12,943,000
Cash ....................................................................          202,519
Receivable for investments sold .........................................        1,419,320
Dividends and interest receivable .......................................          190,179
                                                                              ------------
  Total assets ..........................................................      190,247,052
                                                                              ------------
Liabilities:
Payable for investments purchased .......................................          930,865
Payable for fund shares repurchased .....................................          260,789
Management fee payable ..................................................          118,466
Bookkeeping fee payable .................................................            5,655
Transfer agent fee payable ..............................................              598
Accrued expenses payable ................................................           22,770
Other liabilities .......................................................           14,105
                                                                              ------------
  Total liabilities .....................................................        1,353,248
                                                                              ------------
Net assets ..............................................................     $188,893,804
                                                                              ============
Net assets represented by:
 Paid-in capital ........................................................     $137,396,329
 Accumulated undistributed net investment income ........................          507,931
 Accumulated net realized gains on investments ..........................        9,869,919
 Net unrealized appreciation on investments .............................       41,119,625
                                                                              ------------
Total net assets applicable to outstanding shares of beneficial interest      $188,893,804
                                                                              ============
Shares of beneficial interest outstanding ...............................        9,210,682
                                                                              ============
Net asset value per share ...............................................           $20.51
                                                                                    ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ...............................................    $   371,508
Dividends .....................................................        933,387
                                                                   -----------
  Total investment income .....................................      1,304,895
                                                                   -----------
Expenses:
 Management fee ...............................................        650,266
 Bookkeeping fee ..............................................         33,160
 Transfer agent fee ...........................................          3,723
 Audit fee ....................................................         11,312
 Printing expense .............................................          5,075
 Trustees' expense ............................................          5,514
 Custodian fee ................................................          3,900
 Legal fee ....................................................            547
 Amortization of organization expense .........................          1,969
 Miscellaneous expense ........................................         10,357
                                                                   -----------
  Total expenses ..............................................        725,823
                                                                   -----------
Net investment income .........................................        579,072
Realized and unrealized gains on investments:
 Net realized gains on investments ............................     10,078,743
 Change in net unrealized appreciation on investments .........      4,462,226
                                                                   -----------
Net increase in net assets resulting from operations ..........    $15,120,041
                                                                   ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                         Ended          Year Ended
                                                                                       June 30,         December 31,
                                                                                         1999              1998
                                                                                     -------------      -------------
Operations:
 Net investment income ..........................................................    $    579,072       $  1,127,157
 Net realized gains on investments ..............................................      10,078,743          5,562,100
 Change in unrealized appreciation on investments ...............................       4,462,226         17,472,679
                                                                                     ------------       ------------
Net increase in net assets resulting from operations ............................      15,120,041         24,161,936
                                                                                     ------------       ------------
Distributions declared from:
 Net investment income ..........................................................              --         (1,100,944)
 Net realized gains on investments ..............................................              --         (5,562,100)
 In excess of net realized gains ................................................              --           (206,845)
                                                                                     ------------       ------------
Total distributions .............................................................              --         (6,869,889)
                                                                                     ------------       ------------
Fund share transactions:
 Proceeds from fund shares sold .................................................      41,130,382        119,757,416
 Cost of fund shares repurchased ................................................     (13,596,034)       (94,395,078)
 Distributions reinvested .......................................................              --          6,869,889
                                                                                     ------------       ------------
Net increase in net assets resulting from fund share transactions ...............      27,534,348         32,232,227
                                                                                     ------------       ------------
Total increase in net assets ....................................................      42,654,389         49,524,274
Net assets:
 Beginning of year ..............................................................     146,239,415         96,715,141
                                                                                     ------------       ------------
 End of year ....................................................................    $188,893,804       $146,239,415
                                                                                     ============       ============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $    507,931       $    (71,141)
                                                                                     ============       ============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................       2,128,568         13,606,763
 Shares repurchased .............................................................        (702,170)       (12,124,830)
 Distributions reinvested .......................................................              --            366,394
                                                                                     ------------       ------------
Net increase ....................................................................       1,426,398          1,848,327
                                                                                     ============       ============



                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Colonial U.S. Growth & Income Fund, Variable Series (the Fund), formerly U.S. Stock Fund, Variable Series, a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing primarily in large capitalization equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $79,185,932 and $84,391,894, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $44,587,853
     Gross unrealized depreciation      (3,792,283)
                                       -----------
       Net unrealized appreciation     $40,795,570
                                       -----------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series
--------------------------------------------------------------------------------

                                             (Unaudited)
                                              Six Months
                                                Ended
                                               June 30,
                                                 1999
                                             ------------
Per share operating performance:
Net asset value, beginning of year .....       $  18.79
                                               --------
Net investment income (a) ..............           0.07
Net realized and unrealized gains
 on investments ........................           1.65
                                               --------
Total from investment operations .......           1.72
                                               --------
Less distributions:
 Dividends from and in excess of
  net investment income ................             --
 Distributions from and in excess
  of net realized gains
  on investments .......................             --
                                               --------
Total distributions ....................             --
                                               --------
Net asset value, end of year ...........       $  20.51
                                               ========
Total return:
Total investment return (b) ............           9.15%**
Ratios/supplemental data:
Net assets, end of year (000's) ........       $188,894
Ratio of expenses to average
 net assets ............................           0.88%(e)*
Ratio of net investment income
 to average net assets .................           0.71%(e)*
Portfolio turnover ratio ...............             50%**

                                                                  Year Ended December 31,
                                            ---------------------------------------------------------------
                                               1998             1997             1996                1995
                                            ---------        ---------        ---------         -----------
Per share operating performance:
Net asset value, beginning of year .....    $  16.29          $ 14.22          $ 12.36            $ 10.27
                                            --------          -------          -------            -------
Net investment income (a) ..............        0.16             0.20             0.19               0.21
Net realized and unrealized gains
 on investments ........................        3.12             4.37             2.52               2.84
                                            --------          -------          -------            -------
Total from investment operations .......        3.28             4.57             2.71               3.05
                                            --------          -------          -------            -------
Less distributions:
 Dividends from and in excess of
  net investment income ................       (0.12)           (0.18)           (0.17)             (0.16)
 Distributions from and in excess
  of net realized gains
  on investments .......................       (0.66)           (2.31)           (0.68)             (0.80)
                                            --------          -------          -------            -------
Total distributions ....................       (0.78)           (2.50)           (0.85)             (0.96)
                                            --------          -------          -------            -------
Net asset value, end of year ...........    $  18.79          $ 16.29          $ 14.22            $ 12.36
                                            ========          =======          =======            =======
Total return:
Total investment return (b) ............       20.15%           32.23%           21.84%             29.70%(c)
Ratios/supplemental data:
Net assets, end of year (000's) ........    $146,239          $96,715          $60,855            $43,017
Ratio of expenses to average
 net assets ............................        0.90%(e)         0.94%(e)         0.95%(e)           1.00%(d)(e)
Ratio of net investment income
 to average net assets .................        0.88%(e)         1.19%(e)         1.39%(e)           1.72%(c)(e)
Portfolio turnover ratio ...............          64%              63%              77%               115%

                                              Period
                                               Ended
                                            December 31,
                                               1994***
                                            ------------
Per share operating performance:
Net asset value, beginning of year .....      $ 10.00
                                              -------
Net investment income (a) ..............         0.09
Net realized and unrealized gains
 on investments ........................         0.35
                                              -------
Total from investment operations .......         0.44
                                              -------
Less distributions:
 Dividends from and in excess of
  net investment income ................        (0.11)
 Distributions from and in excess
  of net realized gains
  on investments .......................        (0.06)
                                              -------
Total distributions ....................        (0.17)
                                              -------
Net asset value, end of year ...........      $ 10.27
                                              =======
Total return:
Total investment return (b) ............         4.40%(c)**
Ratios/supplemental data:
Net assets, end of year (000's) ........      $15,373
Ratio of expenses to average
 net assets ............................         1.00%(d)*
Ratio of net investment income
 to average net assets .................         2.16%(c)*
Portfolio turnover ratio ...............           52%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations July 5, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net assets value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                Shares               Value
                                              ----------           ----------
COMMON STOCKS--98.2%
Finance, Insurance & Real Estate--96.0%
Apartments--9.5%
Archstone Communities Trust .................   2,700              $   59,231
Berkshire Realty Co., Inc. ..................   5,300                  61,281
Camden Property Trust .......................   2,200                  61,050
                                                                   ----------
                                                                      181,562
                                                                   ----------
Diversified--14.4 %
Cadillac Fairview Corporation (a) ...........   1,500                  28,313
Glenborough Realty Trust, Inc. ..............   3,000                  52,500
Meditrust Companies .........................   6,500                  84,906
Security Capital Group, Inc.
   Class B (a) ..............................   5,400                  78,638
Spieker Properties, Inc. ....................     800                  31,100
                                                                   ----------
                                                                      275,457
                                                                   ----------
Financial--2.0%
Chicago Title Corp. .........................   1,100                  39,256
                                                                   ----------
Healthcare--6.5%
Brookdale Living Communities,
   Inc. (a) .................................   4,200                  62,213
Healthcare Realty Trust, Inc. ...............   3,000                  63,000
                                                                   ----------
                                                                      125,213
                                                                   ----------
Industrial--8.0%
AMB Property Corp. ..........................   2,800                  65,800
First Industrial Realty Trust, Inc. .........   1,800                  49,388
Prologis Trust ..............................   1,900                  38,475
                                                                   ----------
                                                                      153,663
                                                                   ----------
Lodging--8.2 %
Felcor Lodging Trust, Inc.(a) ...............   2,500                  51,875
Host Marriott Corp. .........................   3,500                  41,563
Sunstone Hotel Investors ....................   7,600                  64,600
                                                                   ----------
                                                                      158,038
                                                                   ----------
Manufactured Homes--5.1%
Asset Investors Corp. .......................   4,100                  61,244
Commercial Assets, Inc. .....................   6,200                  36,038
                                                                   ----------
                                                                       97,282
                                                                   ----------
Office--9.9%
Equity Office Properties Trust ..............   3,700                  94,813
Reckson Associates Realty Corp.
   Class B (a) ..............................   1,500                  35,813
TrizecHahn Corp. ............................   2,900                  59,088
                                                                   ----------
                                                                      189,714
                                                                   ----------

                                                Shares               Value
                                              ----------           ----------
Real Estate Services--5.2%
Kennedy-Wilson, Inc.(a) .....................   5,100              $   45,581
Trammell Crow Co. (a) .......................   3,300                  54,244
                                                                   ----------
                                                                       99,825
                                                                   ----------
Regional Malls--5.2%
Gilmcher Realty Trust .......................   2,900                  47,125
Simon Property Group, Inc. ..................   2,100                  53,288
                                                                   ----------
                                                                      100,413
                                                                   ----------
Shopping Centers--10.0%
Excel Legacy Corp. (a) ......................  10,500                  49,875
New Plan Realty Trust .......................   3,000                  54,000
Pan Pacific Retail Properties, Inc. .........   2,500                  48,594
Regency Realty Corp. ........................   1,800                  39,488
                                                                   ----------
                                                                      191,957
                                                                   ----------
Storage--5.5%
Public Storage, Inc. ........................   3,800                 106,395
                                                                   ----------
Triple Net Lease--6.5%
Capital Automotive Reit .....................   3,100                  41,075
Franchise Finance Corp. of America              2,000                  44,000
Prison Realty Corp. .........................   4,000                  39,250
                                                                   ----------
                                                                      124,325
                                                                   ----------
MANUFACTURING--2.2%
Primary Metal
Wyndham International-CL A (a) ..............   9,300                  41,850
                                                                   ----------
Total Common Stocks
   (cost of $1,979,467) (b) .........................               1,884,950
                                                                   ----------
                                                 Par
                                              ---------
SHORT-TERM OBLIGATIONS--1.3%
Repurchases agreement with SBC
   Warburg Ltd., dated 06/30/99,
   due 07/01/99 at 4.800%,
   collateralized by a U.S. Treasury
   bond and/or note with a maturity
   of 2020, market value $25,677
   (repurchase proceeds $25,003) ............ $25,000                  25,000
                                                                   ----------
Other Assets & Liabilities, Net--0.5% ...............                   8,592
                                                                   ----------
Net Assets--100.0% ..................................              $1,918,542
                                                                   ==========

Notes to investment portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is identical.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $1,979,467)................    $1,884,950
Short-term obligations ..................................................        25,000
Cash ....................................................................           703
Dividends receivable ....................................................         9,689
Expense reimbursement due from Advisor ..................................         7,822
                                                                             ----------
  Total assets ..........................................................     1,928,164
                                                                             ----------
Liabilities:
Management fee payable ..................................................         1,552
Bookkeeping fee payable .................................................            74
Accrued expenses payable ................................................         7,996
                                                                             ----------
  Total liabilities .....................................................         9,622
                                                                             ----------
Net assets ..............................................................    $1,918,542
                                                                             ==========
Net assets represented by:
 Paid-in capital ........................................................    $2,000,000
 Accumulated undistributed net investment income ........................        12,921
 Accumulated net realized gains on investments ..........................           138
 Net unrealized depreciation on investments .............................       (94,517)
                                                                             ----------
Total net assets applicable to outstanding shares of beneficial interest     $1,918,542
                                                                             ==========
Shares of beneficial interest outstanding ...............................       200,000
                                                                             ==========
Net asset value per share ...............................................         $9.59
                                                                                  =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Period Ended June 30, 1999*
--------------------------------------------------------------------------------

Investment income:
Interest income ...............................................     $  1,800
Dividends .....................................................       12,921
                                                                    --------
  Total investment income .....................................       14,721
                                                                    --------
Expenses:
 Management fee ...............................................        1,552
 Bookkeeping fee ..............................................        2,220
 Transfer agent fee ...........................................          630
 Audit fee ....................................................        2,100
 Printing expense .............................................          840
 Trustees' expense ............................................          480
 Custodian fee ................................................        1,230
 Legal fee ....................................................          150
 Miscellaneous expense ........................................          420
                                                                    --------
  Total expenses ..............................................        9,622
                                                                    --------
Less:
 Expense reimbursable by Manager ..............................       (7,822)
                                                                    --------
Net expenses ..................................................        1,800
                                                                    --------
Net investment income .........................................       12,921
Realized and unrealized gains on investments:
 Net realized gains on investments ............................          138
 Change in net unrealized depreciation on investments .........      (94,517)
                                                                    --------
Net decrease in net assets resulting from operations ..........     $(81,458)
                                                                    ========

* For the period from the commencement of operations June 1, 1999 to June 30, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------


                                                                                      Period Ended
                                                                                        June 30,
                                                                                         1999*
                                                                                      ------------
Operations:
 Net investment income ............................................................    $   12,921
 Net realized gains on investments ................................................           138
 Change in unrealized depreciation on investments .................................       (94,517)
                                                                                       ----------
Net decrease in net assets resulting from operations ..............................       (81,458)
                                                                                       ----------
Fund share transactions:
 Proceeds from fund shares sold ...................................................     2,000,000
                                                                                       ----------
Net increase in net assets resulting from fund share transactions .................     2,000,000
                                                                                       ----------
Total increase in net assets ......................................................     1,918,542
Net assets:
 Beginning of year ................................................................            --
                                                                                       ----------
 End of year ......................................................................    $1,918,542
                                                                                       ==========
Accumulated undistributed net investment income included in ending net assets .....    $   12,921
                                                                                       ==========
Analysis of changes in shares of beneficial interest:
 Shares sold ......................................................................       200,000

* For the period from the commencement of operations June 1, 1999 to June 30, 1999.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Crabbe Huson Real Estate Investment Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide growth of capital and current income through equity securities of real estate investment trusts and other real estate industry companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Crabbe Huson, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

  Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 1.20% annually of the Fund's average daily net assets.

Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $1,999,026 and $19,696, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation    $   8,203
     Gross unrealized depreciation     (102,720)
                                      ---------
       Net unrealized depreciation    $ (94,517)
                                      ---------

 Other--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                              (Unaudited)
                                                                                             Period Ended
                                                                                               June 30,
                                                                                                1999***
                                                                                             ------------
Per share operating performance:
Net asset value, beginning of year .......................................................      $10.00
                                                                                                ------
Net investment income (a)(b) .............................................................       0.07
Net realized and unrealized gains on investments .........................................       (0.48)
                                                                                                -------
Total from investment operations .........................................................       (0.41)
                                                                                                -------
Less distributions:
 Dividends from and in excess of net investment income ...................................          --
 Distributions from and in excess of net realized gains on investments ...................          --
                                                                                                -------
Total distributions ......................................................................          --
                                                                                                -------
Net asset value, end of year .............................................................      $ 9.59
                                                                                                =======
Total return:
Total investment return (c)(d) ...........................................................       (4.10)%**
Ratios/supplemental data:
Net assets, end of year (000's) ..........................................................      $1,919
Ratio of expenses to average net assets (e) ..............................................        1.20%*
Ratio of net investment income to average net assets (e) .................................        7.97%*
Fees and expenses waived or borne by the Advisor (e) .....................................        4.80%*
Portfolio turnover ratio .................................................................           2%**

(a) Net of fees and expenses waived or borne by the Advisor which amounted to: ...........      $0.039
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net assets value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations June 1, 1999 to June 30, 1999.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                Market
                                               Shares           Value
                                              ---------       ----------
COMMON STOCKS--96.4%
Aerospace & Defense--1.9%
Boeing Co. ..............................       12,400        $  547,925
Lockheed Martin Corp. ...................       19,500           726,375
                                                               ---------
                                                               1,274,300
                                                               ---------
Autos, Tires & Accessories--1.9%
DaimlerChrysler AG (a) ..................        4,105           364,832
Ford Motor Co. ..........................       10,100           570,019
Lear Corp. (a) ..........................        6,900           343,275
                                                               ---------
                                                               1,278,126
                                                               ---------
Banks--4.7%
ABN AMRO Holding NV ADR .................        7,892           174,117
Astoria Financial Corp. .................        2,160            94,905
Bank of America Corp. ...................       10,231           750,060
First Union Corp. .......................        6,400           300,800
Fleet Financial Group, Inc. .............       13,900           616,812
PNC Bank Corp. ..........................        6,450           371,681
U.S. Bancorp ............................        3,100           105,400
Washington Mutual, Inc. .................        7,650           270,619
Wells Fargo & Co. .......................       10,000           427,500
                                                               ---------
                                                               3,111,894
                                                               ---------
Broadcasting & Cable--1.2%
Chancellor Media Corp. (a) ..............       12,400           683,550
The News Corp., Ltd. ADR ................        3,900           137,719
                                                               ---------
                                                                 821,269
                                                               ---------
Business & Consumer Services--1.9%
America Online, Inc. (a) ................        1,100           121,550
Cendant Corp. (a) .......................       11,800           241,900
Cintas Corp. ............................        7,900           530,781
IMS Health, Inc. ........................        7,300           228,125
Service Corp. International .............        5,500           105,875
                                                               ---------
                                                               1,228,231
                                                               ---------
Chemicals--1.9%
Monsanto Co. ............................       25,100           989,881
Rohm & Haas Co. .........................        6,900           295,837
                                                               ---------
                                                               1,285,718
                                                               ---------
Communications Equipment--2.7%
Cisco Systems, Inc. (a) .................       11,900           767,550
CommScope, Inc. (a) .....................        1,200            36,900
Lucent Technologies, Inc. ...............        6,100           411,369
Nokia Corp. ADR .........................        6,000           549,375
                                                               ---------
                                                               1,765,194
                                                               ---------
Computer & Business Equipment--4.1%
Apple Computer, Inc. (a) ................          900            41,681
Compaq Computer Corp. ...................       16,000           379,000
EMC Corp. (a) ...........................        4,700           258,500
Hewlett-Packard Co. .....................        5,900           592,950

                                                                Market
                                               Shares           Value
                                              ---------       ----------
International Business Machines
   Corp. ................................        6,300        $  814,275
Solectron Corp. (a) .....................        3,950           263,415
Sun Microsystems, Inc. (a) ..............        4,800           330,600
3Com Corp. (a) ..........................          400            10,675
                                                               ---------
                                                               2,691,096
                                                               ---------
Computer Services & Software--8.7%
Acxiom Corp. (a) ........................       10,050           250,622
Automatic Data Processing, Inc. .........        9,100           400,400
Best Software, Inc. (a) .................        7,100           114,487
BMC Software, Inc. (a) ..................        4,450           240,300
Computer Associates International,
   Inc. .................................       20,100         1,105,500
Computer Sciences Corp. .................        3,700           255,994
Fiserv, Inc. (a) ........................       13,762           430,923
Intuit, Inc. (a) ........................        2,200           198,275
Keane, Inc. (a) .........................        6,200           140,275
Legato Systems, Inc. (a) ................        3,300           190,575
Microsoft Corp. (a) .....................        9,750           879,328
Oracle Corp. (a) ........................       13,900           516,038
Sterling Commerce, Inc. (a) .............        5,400           197,100
Sterling Software, Inc. (a) .............       24,700           659,181
SunGard Data Systems, Inc. (a) ..........        5,000           172,500
                                                               ---------
                                                               5,751,498
                                                               ---------
Consumer Products--2.1%
Avon Products, Inc. .....................        9,000           499,500
Gillette Co. ............................        1,400            57,400
Kimberly-Clark Corp. ....................        2,200           125,400
Philip Morris Companies, Inc. ...........        9,000           361,688
Procter & Gamble Co. ....................        2,400           214,200
Ralston Purina Co. ......................        3,300           100,444
                                                               ---------
                                                               1,358,632
                                                               ---------
Diversified--3.6%
AlliedSignal, Inc. ......................       10,500           661,500
Cooper Industries, Inc. .................        1,200            62,400
Loews Corp. .............................        5,350           423,319
Minnesota Mining & Manufacturing
   Co. ..................................        5,000           434,688
Parker-Hannifin Corp. ...................        4,700           215,025
The Seagram Co., Ltd. ...................        2,800           141,050
Tyco International Ltd. .................        4,800           454,800
                                                               ---------
                                                               2,392,782
                                                               ---------
Drugs & Health Care--6.0%
ALZA Corp. (a) ..........................        4,800           244,200
American Home Products Corp. ............        5,700           327,750
Becton, Dickinson & Co. .................        2,000            60,000
Bristol-Myers Squibb Co. ................        4,000           281,750
Cardinal Health, Inc. ...................        3,800           243,675

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                 Market
                                               Shares            Value
                                              ---------       ----------
Elan Corp. ADR (a) ......................        4,800        $  133,200
Eli Lilly & Co. .........................        1,400           100,275
Forest Laboratories, Inc. (a) ...........        3,500           161,875
Genzyme Corp. (a) .......................        2,600           126,100
Genzyme Surgical Products (a) ...........          465             2,050
HEALTHSOUTH Corp. (a) ...................        5,000            74,687
Humana, Inc. ............................        5,400            69,863
Medtronic, Inc. .........................        2,850           221,944
Merck & Co., Inc. .......................        2,300           170,200
Patterson Dental Co. (a) ................        5,250           182,437
PE Corp.-Celera Genomics
   Group (a) ............................          250             4,047
PE Corp.-PE Biosystems Group ............          500            57,375
Pediatrix Medical Group, Inc. (a) .......        9,100           193,375
Pfizer, Inc. ............................        1,600           175,600
Pharmacia & Upjohn, Inc. ................        6,800           386,325
SmithKline Beecham PLC ADR ..............        5,850           386,465
Steris Corp. (a) ........................       10,500           203,437
Warner-Lambert Co. ......................        2,600           180,375
                                                               ---------
                                                               3,987,005
                                                               ---------
Electric & Gas Utilities--4.1%
Central & South West Corp. ..............        2,000            46,750
Columbia Energy Group ...................        4,350           272,691
Consolidated Edison, Inc. ...............       11,900           538,475
Florida Progress Corp. ..................        9,000           371,812
Northern States Power Co. ...............        3,700            89,494
Peco Energy Co. .........................       12,750           533,906
P G & E Corp. ...........................       10,600           344,500
PP&L Resources, Inc. ....................        5,600           172,200
Reliant Energy, Inc. ....................       11,300           312,163
                                                               ---------
                                                               2,681,991
                                                               ---------
Electronics & Electrical Equipment--2.5%
Emerson Electric Co. ....................        4,000           251,500
Intel Corp. .............................        9,500           565,250
Linear Technology Corp. .................        7,500           504,375
Molex, Inc. .............................        3,900           144,300
Motorola, Inc. ..........................          900            85,275
Texas Instruments, Inc. .................          500            72,500
                                                               ---------
                                                               1,623,200
                                                               ---------
Financial Services--5.8%
The Charles Schwab Corp. ................        1,900           208,762
The CIT Group, Inc. .....................        4,300           124,162
Citigroup, Inc. .........................       21,800         1,035,500
Countrywide Credit Industries, Inc.             10,000           427,500
Freddie Mac .............................       15,200           881,600
The Goldman Sachs Group, Inc. (a)                2,400           173,400
KeyCorp .................................        2,100            67,463
Morgan Stanley Dean Witter & Co. ........        4,500           461,250

                                                                 Market
                                               Shares            Value
                                              ---------        ---------
Newcourt Credit Group, Inc. .............        2,100        $   27,169
Paychex, Inc. ...........................       12,287           391,648
                                                               ---------
                                                               3,798,454
                                                               ---------
Food, Beverage & Restaurants--5.2%
Anheuser-Busch Companies, Inc. ..........        5,100           361,781
Bestfoods ...............................        1,300            64,350
Diageo PLC ADR ..........................        8,000           344,000
Dole Food Co., Inc. .....................        6,000           176,250
General Mills, Inc. .....................        4,100           329,537
International Home Foods, Inc. (a) ......       10,050           185,297
McDonald's Corp. ........................        7,000           289,187
Nabisco Holdings Corp. ..................        9,525           411,956
The Pepsi Bottling Group, Inc. ..........       17,600           405,900
PepsiCo, Inc. ...........................        4,400           170,225
Starbucks Corp. (a) .....................       14,100           529,631
U.S. Foodservice (a) ....................        3,900           166,238
                                                               ---------
                                                               3,434,352
                                                               ---------
Hotels & Entertainment/Leisure--1.9%
Marriott International, Inc., Class A            4,600           171,925
Mirage Resorts, Inc. (a) ................        6,100           102,175
Starwood Hotels & Resorts
   Worldwide, Inc. ......................       12,950           395,784
Time Warner, Inc. .......................        7,800           573,300
                                                               ---------
                                                               1,243,184
                                                               ---------
Industrial Equipment--2.3%
Caterpillar, Inc. .......................        7,000           420,000
Deere & Co. .............................        4,700           186,238
Dover Corp. .............................       10,000           350,000
Fastenal Co. ............................        2,400           125,850
Ingersoll-Rand Co. ......................        5,500           355,438
MSC Industrial Direct Co., Inc. (a) .....       10,300           105,575
                                                               ---------
                                                               1,543,101
                                                               ---------
Insurance--6.1%
ACE Ltd. ................................       15,600           440,700
Aetna, Inc. .............................        3,500           313,031
AFLAC, Inc. .............................        8,000           383,000
Allmerica Financial Corp. ...............        4,100           249,331
Allstate Corp. ..........................        6,100           218,838
Ambac Financial Group, Inc. .............        1,600            91,400
CIGNA Corp. .............................       10,400           925,600
Conseco, Inc. ...........................       24,600           748,763
Marsh & McLennan Companies,
   Inc. .................................        1,750           132,125
UNUM Corp. ..............................        3,200           175,200
XL Capital Ltd. .........................        6,100           344,650
                                                               ---------
                                                               4,022,638
                                                               ---------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                    Market
                                                  Shares            Value
                                                 ---------       -----------
Metals & Mining--1.3%
Alcoa, Inc. ..............................         11,750        $   727,031
Allegheny Teledyne, Inc. .................          6,800            153,850
                                                                 -----------
                                                                     880,881
                                                                 -----------
Oil & Gas--6.0%
Apache Corp. .............................         10,800            421,200
Burlington Resources, Inc. ...............          4,700            203,275
Conoco, Inc. .............................         21,200            590,950
Cooper Cameron Corp. (a) .................          2,800            103,775
Elf Aquitaine ADR ........................          6,000            441,375
El Paso Energy Corp. .....................          5,000            175,937
Enron Corp. ..............................          3,100            253,425
Halliburton Co. ..........................          8,800            398,200
Mobil Corp. ..............................          1,500            148,500
PennzEnergy Co. ..........................         15,300            255,319
Phillips Petroleum Co. ...................          2,400            120,750
Royal Dutch Petroleum Co. ................          3,400            204,850
Texaco, Inc. .............................          6,200            387,500
Tosco Corp. ..............................          9,500            246,406
                                                                 -----------
                                                                   3,951,462
                                                                 -----------
Paper--0.6%
Temple-Inland, Inc. ......................          6,200            423,150
                                                                 -----------
Pollution Control--1.8%
Azurix Corp. (a) .........................          7,000            140,000
Waste Management, Inc. ...................         19,075          1,025,281
                                                                 -----------
                                                                   1,165,281
                                                                 -----------
Publishing--0.8%
The New York Times Co. ...................          3,400            125,163
R. R. Donnelley & Sons Co. ...............         11,000            407,687
                                                                 -----------
                                                                     532,850
                                                                 -----------
Real Estate Investment Trusts--0.6%
Kimco Realty Corp. .......................          4,700            183,888
Vornado Realty Trust .....................          5,400            190,688
                                                                 -----------
                                                                     374,576
                                                                 -----------
Retail Trade--9.9%
AnnTaylor Stores Corp. (a) ...............          4,700            211,500
CDW Computer Centers, Inc. (a) ...........          5,200            228,800
Circuit City Stores, Inc. ................          1,900            176,700
CVS Corp. ................................         14,968            765,239
Family Dollar Stores, Inc. ...............         11,900            285,600
Federated Department Stores, Inc.
   (a) ...................................         12,000            635,250
Harcourt General, Inc. ...................          5,100            262,969
Home Depot, Inc. .........................          6,400            412,400
Kohl's Corp. (a) .........................          6,050            466,984
The Kroger Co. (a) .......................          8,400            234,675
The Limited, Inc. ........................          8,500            385,688

                                                                    Market
                                                  Shares            Value
                                                 ---------       -----------
Linens 'n Things, Inc. (a) ...............          6,300        $   275,625
May Department Stores Co. ................          9,000            367,875
Safeway, Inc. (a) ........................          7,300            361,350
Staples, Inc. (a) ........................         16,775            518,977
Tiffany & Co. ............................          4,100            395,650
Toys R Us, Inc. (a) ......................          3,500             72,406
Walgreen Co. .............................         12,900            378,938
Wal-Mart Stores, Inc. ....................          2,600            125,450
                                                                 -----------
                                                                   6,562,076
                                                                 -----------
Telecommunications--5.2%
AT&T Corp. ...............................         14,200            792,538
Bell Atlantic Corp. ......................          2,700            176,513
GTE Corp. ................................          8,200            621,150
Level 3 Communications, Inc. (a) .........            400             24,025
MCI WorldCom, Inc. (a) ...................          7,250            625,313
SBC Communications, Inc. .................         10,500            609,000
Sprint Corp. (FON Group) .................          8,000            422,500
Uniphase Corp. (a) .......................          1,100            182,600
                                                                 -----------
                                                                   3,453,639
                                                                 -----------
Transportation--1.6%
AMR Corp. (a) ............................          6,000            409,500
Burlington Northern Santa Fe Corp.                  5,000            155,000
CNF Transportation, Inc. .................          4,800            184,200
CSX Corp. ................................          1,400             63,437
Union Pacific Corp. ......................          4,200            244,912
                                                                 -----------
                                                                   1,057,049
                                                                 -----------
Total Common Stocks
   (cost of $55,450,991) ....................................     63,693,629
                                                                 -----------
                                                  Par
                                                 ------
PREFERRED STOCK--0.5%
Broadcasting & Cable--0.5%
The News Corp., Ltd. ADR
   (cost of $323,000) ....................         10,000            315,625
                                                                 -----------
Total Investments--96.9%
   (cost of $55,773,991)(b) ..............                        64,009,254
                                                                 -----------
SHORT-TERM OBLIGATIONS--3.8%
Repurchase agreement with SBC
   Warburg, dated 06/30/99, due
   07/01/99 at 4.800%,
   collateralized by U.S. Treasury
   bonds and notes with various
   maturities to 2027, market
   value $2,603,866 (Repurchase
   proceeds $2,515,335) ..................     $2,515,000          2,515,000
                                                                 -----------
Other Assets & Liabilities, Net--(0.7)% .....................       (448,569)
                                                                 -----------
Net Assets--100.0% ..........................................    $66,075,685
                                                                 ===========

Notes To Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $56,014,526.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $55,773,991) ..............     $64,009,254
Short-term obligations ..................................................       2,515,000
Receivable for investments sold .........................................         269,520
Receivable for fund shares sold .........................................              41
Dividends, tax reclaims and interest receivable .........................          54,743
                                                                              -----------
  Total assets ..........................................................      66,848,558
                                                                              -----------
Liabilities:
Payable for investments purchased .......................................         574,866
Payable to Advisor ......................................................           3,243
Payable for fund shares repurchased .....................................          71,434
Management fee payable ..................................................          44,434
Bookkeeping fee payable .................................................           2,612
Transfer agent fee payable ..............................................             586
Accrued expenses payable ................................................           7,286
Other liabilities .......................................................          68,412
                                                                              -----------
  Total liabilities .....................................................         772,873
                                                                              -----------
Net assets ..............................................................     $66,075,685
                                                                              ===========
Net assets represented by:
 Paid-in capital ........................................................     $55,723,020
 Accumulated overdistributed net investment income ......................          99,757
 Accumulated net realized losses on investments .........................       2,017,644
 Net unrealized appreciation on investments .............................       8,235,264
                                                                              -----------
Total net assets applicable to outstanding shares of beneficial interest      $66,075,685
                                                                              ===========
Shares of beneficial interest outstanding ...............................       5,113,868
                                                                              ===========
Net asset value per share ...............................................          $12.92
                                                                                   ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ...........................................................    $   47,388
Dividends (net of nonrebatable foreign taxes withheld at source of $3,750)        326,280
                                                                               ----------
  Total investment income .................................................       373,668
                                                                               ----------
Expenses:
 Management fee ...........................................................       212,074
 Bookkeeping fee ..........................................................        14,273
 Transfer agent fee .......................................................         3,711
 Audit fee ................................................................         9,269
 Printing expense .........................................................           705
 Trustees' expense ........................................................         2,213
 Custodian fee ............................................................         4,236
 Legal fee ................................................................           564
 Miscellaneous expense ....................................................         3,546
                                                                               ----------
  Total expenses ..........................................................       250,591
                                                                               ----------
Less:
 Expense reimbursable by Manager ..........................................         5,669
                                                                               ----------
Net expenses ..............................................................       256,260
                                                                               ----------
Net investment income .....................................................       117,408
Realized and unrealized gains on investments:
 Net realized gains on investments ........................................     2,206,985
 Change in net unrealized appreciation on investments .....................     2,463,035
                                                                               ----------
Net increase in net assets resulting from operations ......................    $4,787,428
                                                                               ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                       Six Months
                                                                                         Ended          Period Ended
                                                                                        June 30,        December 31,
                                                                                          1999              1998
                                                                                      -----------      -------------
Operations:
 Net investment income ..........................................................     $   117,408      $   169,970
 Net realized gains (losses) on investments .....................................       2,206,985         (185,131)
 Change in unrealized appreciation on investments ...............................       2,463,035        5,629,887
                                                                                      -----------      -----------
Net increase in net assets resulting from operations ............................       4,787,428        5,614,726
                                                                                      -----------      -----------
Distributions declared from:
 Net investment income ..........................................................              --         (169,969)
 In excess of net investment income .............................................              --          (17,577)
                                                                                      -----------      -----------
Total distributions .............................................................              --         (187,546)
                                                                                      -----------      -----------
Fund share transactions:
 Proceeds from fund shares sold .................................................      16,808,462       18,011,285
 Cost of fund shares repurchased ................................................        (390,390)        (983,417)
 Distributions reinvested .......................................................              --          187,546
                                                                                      -----------      -----------
Net increase in net assets resulting from fund share transactions ...............      16,418,072       17,215,414
                                                                                      -----------      -----------
Total increase in net assets ....................................................      21,205,500       22,642,594
Net assets:
 Beginning of year ..............................................................      44,870,185       22,227,591
                                                                                      -----------      -----------
 End of year ....................................................................     $66,075,685      $44,870,185
                                                                                      ===========      ===========
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................     $    99,757      $   (17,651)
                                                                                      ===========      ===========
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................       1,375,200        3,274,810
 Shares repurchased .............................................................         (32,395)      (1,727,650)
 Distributions reinvested .......................................................              --           15,867
                                                                                      -----------      -----------
Net increase ....................................................................       1,342,805        1,563,027
                                                                                      ===========      ===========



                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Liberty All-Star Equity Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management, sub-advisory and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, LAMCO, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 1.00% annually of the Fund's average daily net assets.

For the six months ended June 30, 1999, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $34,540,463 and $18,490,410, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation    $10,548,522
     Gross unrealized depreciation     (2,553,794)
                                      -----------
       Net unrealized appreciation    $ 7,994,728
                                      -----------

 Capital loss carryforwards--At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
    2006           $99,700

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                          (Unaudited)
                                                                          Six Months
                                                                             Ended          Year Ended     Period Ended
                                                                           June 30,        December 31,    December 31,
                                                                             1999             1998            1997***
                                                                          -----------      ------------    ------------
Per share operating performance:
Net asset value, beginning of year ....................................     $ 11.90          $ 10.07         $ 10.00
                                                                            -------          -------         -------
Net investment income (a) .............................................        0.03             0.06            0.01
Net realized and unrealized gains on investments ......................        0.99             1.82            0.07
                                                                            -------          -------         -------
Total from investment operations ......................................        1.02             1.88            0.08
                                                                            -------          -------         -------
Less distributions:
 Dividends from and in excess of net investment income ................          --            (0.05)          (0.01)
 Distributions from and in excess of net realized gains on investments           --            (0.00)             --
                                                                            -------          -------         -------
Total distributions ...................................................          --            (0.05)          (0.01)
                                                                            -------          -------         -------
Net asset value, end of year ..........................................     $ 12.92          $ 11.90         $ 10.07
                                                                            =======          =======         =======
Total return:
Total investment return (b)(c) ........................................        8.57%**         18.67%           0.80%
Ratios/supplemental data:
Net assets, end of year (000's) .......................................     $66,076          $44,870         $22,228
Ratio of expenses to average net assets (e) ...........................        0.96%*           1.00%           1.00%*
Ratio of net investment income to average net assets (e) ..............        0.44%*           0.54%           0.83%*
Portfolio turnover ratio ..............................................          36%**            70%              1%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations November 17, 1997 to
    December 31, 1997.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net assets value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Liberty Variable Investment Trust Newport Tiger Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

                                                Country
                                                Abbrev.     Shares          Value
                                               ---------  ----------      ----------
COMMON STOCKS--94.3%
Finance, Insurance & Real Estate--60.8%
Depository Institutions--22.9%
Development Bank of
   Singapore Ltd. ............................     Si       162,200       $ 1,983,981
HSBC Holdings PLC (a) ........................     HK        48,400         1,714,626
Hang Seng Bank ...............................     HK       133,600         1,493,781
Oversea-Chinese Banking
   Corp. Ltd .................................     Si       180,696         1,508,899
United Overseas Bank .........................     Si        90,000           629,815
                                                                          -----------
                                                                            7,331,102
                                                                          -----------
Holding Companies--12.7%
Citic Pacific Ltd. ...........................     HK       298,000           950,610
Hutchison Whampoa Ltd. .......................     HK       195,000         1,765,599
Singapore Technologies
   Engineering Ltd. ..........................     Si     1,205,000         1,367,627
                                                                          -----------
                                                                            4,083,836
                                                                          -----------
Insurance Carriers--0.7%
National Mutual Asia Ltd. ....................     HK       290,000           231,740
                                                                          -----------
Real Estate--24.5%
Ayala Land, Inc. .............................     Ph     1,816,000           572,720
Cheung Kong Holdings
   Ltd. ......................................     HK       168,000         1,494,065
China Resources
   Enterprises Ltd. ..........................     HK       522,000           921,727
City Developments Ltd. .......................     Si       246,000         1,576,830
SM Prime Holdings, Inc. ......................     Ph     2,510,000           567,306
Sun Hung Kai Properties
   Ltd. ......................................     HK       203,000         1,851,116
Swire Pacific Ltd., Series A                       HK       173,000           856,226
                                                                          -----------
                                                                            7,839,990
                                                                          -----------
Manufacturing--6.1%
Measuring & Analyzing Instruments--0.2%
China Hong Kong Photo
   Products Holdings, Ltd. ...................     HK       460,000            73,518
                                                                          -----------
Printing & Publishing--5.9%
Singapore Press Holdings
   Ltd. ......................................     Si       111,164         1,895,769
                                                                          -----------
Retail Trade--2.3%
Apparel & Accessory Stores--0.8%
Giordano International
   Ltd. ......................................     HK       354,000           250,944
                                                                          -----------
Food Stores--1.5%
President Chain Store Corp.                        Tw           144           488,173
                                                                          -----------
Services--1.4%
Computer Software
Taiwan Semiconductor .........................     Tw           119           456,185
                                                                          -----------

                                                Country
                                                Abbrev.     Shares          Value
                                               ---------  ----------      ----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--17.4%
Electric Services--5.8%
China Light & Power Co.,
   Ltd. ......................................     HK       154,000       $   748,295
Hong Kong Electric
   Holdings Ltd. .............................     HK       222,000           715,326
Korea Electric Power
   Corp., ADR ................................     Ko        18,600           381,300
                                                                          -----------
                                                                            1,844,921
                                                                          -----------
Gas Services--2.6%
Hong Kong and China Gas
   Co., Ltd. (b) .............................     HK       582,152           844,112
                                                                          -----------
Telecommunication--9.0%
China Telecom Ltd.(a) (b) ....................     HK       500,000         1,425,000
Hong Kong Tele-
   communications Ltd. (a)                         HK       391,769         1,052,879
Korea Telecom Corp.
   ADR (b) ...................................     Ko        10,500           420,000
                                                                          -----------
                                                                            2,897,879
                                                                          -----------
Wholesale Trade--6.3%
Durable Goods
Johnson Electric Holdings
   Ltd. ......................................     HK       144,500           595,976
Li & Fung Ltd. ...............................     HK       588,000         1,409,618
                                                                          -----------
                                                                            2,005,594
                                                                          -----------
Total Common Stock
   (cost of $24,046,742) (c) ......................................        30,243,763
                                                                          -----------
                                                            Par
                                                         ---------
SHORT-TERM OBLIGATIONS--5.7%
Federal Home Loan Bank Discount
   Note, 4.850% 7/1/1999 ....................            $  300,000           300,000
Repurchase agreement with SBC
   Warburg Ltd., dated 06/30/99,
   due 07/01/99 at 4.800%,
   collateralized by U.S. Treasury
   bonds and/or notes with various
   maturities to 2027, market value
   $1,574,744 (repurchase proceeds
   $1,521,203) ..............................            $1,521,000         1,521,000
                                                                          -----------
Total Short-Term Obligations ......................................         1,821,000
                                                                          -----------
Other Assets & Liabilities, Net--0.0% .............................            13,853
                                                                          -----------
Net Assets--100% ..................................................       $32,078,616
                                                                          ===========

Notes to Investment Portfolio:
(a) The value of this security represents fair value as determined in good faith under the direction of the trustees.
(b) Non-income producing.
(c)  The cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series / June
30, 1999
--------------------------------------------------------------------------------

                       Summary of Securities by Country

                                                               % of Total
                                  Country                      Securities
Country                           Abbrev.         Value         at Value
------------------------------   ---------    -----------      ----------
Hong Kong ..................         HK       $18,395,158          60.8
Singapore ..................         Si         8,962,921          29.6
Philippines ................         Ph         1,140,026           3.8
Taiwan .....................         Tw           944,358           3.1
Korea ......................         Ko           801,300           2.7
                                              -----------         -----
                                              $30,243,763         100.0
                                              ===========         =====

     Certain securities listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Newport Tiger Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $24,046,742) .......................    $30,243,763
Short-term obligations ...........................................................      1,821,000
Cash (including foreign currencies) ..............................................         12,466
Dividends and interest receivable ................................................         37,577
                                                                                      -----------
  Total assets ...................................................................     32,114,806
                                                                                      -----------
Liabilities:
Management fee payable ...........................................................         22,558
Bookkeeping fee payable ..........................................................          2,325
Transfer agent fee payable .......................................................            645
Other liabilities ................................................................         10,662
                                                                                      -----------
  Total liabilities ..............................................................         36,190
                                                                                      -----------
Net assets .......................................................................    $32,078,616
                                                                                      ===========
Net assets represented by:
 Paid-in capital .................................................................    $35,406,464
 Accumulated undistributed net investment income .................................          1,563
 Accumulated net realized losses on investments and foreign currency transactions      (9,526,438)
 Net unrealized appreciation on investments and foreign currency transactions ....      6,197,027
                                                                                      -----------
Total net assets applicable to outstanding shares of beneficial interest .........    $32,078,616
                                                                                      ===========
Shares of beneficial interest outstanding ........................................     15,816,374
                                                                                      ===========
Net asset value per share ........................................................          $2.03
                                                                                            =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------



Investment income:
Interest income ........................................................................    $     29,827
Dividends ..............................................................................         370,463
                                                                                            ------------
  Total investment income (net of nonreclaimable foreign taxes withheld at source
   which amounted to $30,480) ..........................................................         400,290
                                                                                            ------------
Expenses:
 Management fee ........................................................................         116,561
 Bookkeeping fee .......................................................................          13,575
 Transfer agent fee ....................................................................           3,770
 Audit fee .............................................................................          13,447
 Trustees' expense .....................................................................           1,887
 Custodian fee .........................................................................           5,750
 Miscellaneous expense .................................................................           2,620
                                                                                            ------------
  Total expenses .......................................................................         157,610
                                                                                            ------------
Net investment income ..................................................................         242,680
Realized and unrealized gains (losses) on investments:
 Net realized losses on investments ....................................................      (1,319,285)
 Net realized losses on foreign currency transactions ..................................          (3,359)
 Change in net unrealized appreciation on investments and foreign currency transactions        8,062,417
                                                                                            ------------
Net increase in net assets resulting from operations ...................................    $  6,982,453
                                                                                            ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------


                                                                                      Six Months
                                                                                         Ended            Year Ended
                                                                                        June 30,         December 31,
                                                                                          1999               1998
                                                                                     ------------       -------------
Operations:
 Net investment income ..........................................................    $   242,680        $    463,640
 Net realized losses on investments .............................................     (1,319,285)         (4,917,789)
 Net realized losses on foreign currency transactions ...........................         (3,359)           (198,076)
 Change in unrealized appreciation on investments and
  foreign currency transactions .................................................      8,062,417           2,753,112
                                                                                     -----------        ------------
Net increase (decrease) in net assets resulting from operations .................      6,982,453          (1,899,113)
                                                                                     -----------        ------------
Distributions declared from:
 Net investment income ..........................................................             --            (444,100)
                                                                                     -----------        ------------
Fund share transactions:
 Proceeds from fund shares sold .................................................      4,919,374          10,873,853
 Cost of fund shares repurchased ................................................     (3,478,680)        (10,253,195)
 Distributions reinvested .......................................................             --             444,100
                                                                                     -----------        ------------
Net increase in net assets resulting from fund share transactions ...............      1,440,694           1,064,758
                                                                                     -----------        ------------
Total increase (decrease) in net assets .........................................      8,423,147          (1,278,455)
Net assets:
 Beginning of year ..............................................................     23,655,469          24,933,924
                                                                                     -----------        ------------
 End of year ....................................................................    $32,078,616          23,655,469
                                                                                     ===========        ============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $     1,563        $   (241,117)
                                                                                     ===========        ============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................      2,766,100          16,203,162
 Shares repurchased .............................................................     (2,011,468)        (15,994,192)
 Distributions reinvested .......................................................             --             282,866
                                                                                     -----------        ------------
Net increase ....................................................................        754,632             491,836
                                                                                     ===========        ============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Newport Tiger Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Newport Fund Management. ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Newport, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $2,152,441 and $1,581,935, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $ 8,087,178
     Gross unrealized depreciation      (1,890,157)
                                       -----------
       Net unrealized appreciation     $ 6,197,021
                                       -----------

 Capital loss carryforwards--At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of      Capital loss
 expiration     carryforward
------------   -------------
    2005       $2,436,000
    2006        5,726,000
               ----------
               $8,162,000
               ----------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                        (Unaudited)
                                                        Six Months                                           Period
                                                          Ended             Year Ended December 31,          Ended
                                                         June 30,      ---------------------------------   December 31,
                                                          1999          1998          1997         1996      1995***
                                                        ------------   -------      --------      ------   ------------
Per share operating performance:
Net asset value, beginning of year ..................   $  1.57        $  1.71      $   2.52     $  2.28      $  2.00
                                                        -------        -------      --------     -------      -------
Net investment income (a) ...........................      0.02           0.03          0.03        0.03         0.01
Net realized and unrealized gains
 on investments .....................................      0.44          (0.14)        (0.81)       0.24         0.29
                                                        -------        -------      --------     -------      -------
Total from investment operations ....................      0.46          (0.11)        (0.78)       0.27         0.30
                                                        -------        -------      --------     -------      -------
Less distributions:
 Dividends from and in excess of net
  investment income .................................        --          (0.03)        (0.03)      (0.02)       (0.02)
 Distributions from and in excess of
  net realized gains on investments .................        --             --            --       (0.01)          --
                                                        -------        -------      --------     --------     --------
Total distributions .................................        --          (0.03)        (0.03)      (0.03)       (0.02)
                                                        -------        -------      --------     --------     --------
Net asset value, end of year ........................   $  2.03        $  1.57      $   1.71     $  2.52      $  2.28
                                                        =======        =======      ========     ========     ========
Total return:
Total investment return (b) .........................     29.30%**       (6.43)%      (31.14)%     11.73%       15.00%**
Ratios/supplemental data:
Net assets, end of year (000's) .....................   $32,079        $23,655      $ 24,934     $34,642     $ 18,977
Ratio of expenses to average net assets (c) .........      1.21%*         1.30%         1.25%       1.27%        1.75%*
Ratio of net investment income to average
 net assets (c) .....................................      1.85%*         2.16%         1.14%       1.20%        0.89%*
Portfolio turnover ratio ............................         6%**          16%           27%          7%          12%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations May 1, 1995 to December
    31, 1995.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net assets value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Unaudited)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                 Country      Shares         Value
                                                 -------    ----------    -----------
COMMON STOCKS--90.3%
Construction--2.9%
Heavy Construction--
   Non-Building Construction
Vivendi .......................................    Fr         31,400      $ 2,549,713
                                                                           ----------
Finance, Insurance & Real Estate--1.9%
Real Estate Investment Trusts
Liberty Property Trust ........................               34,600          860,675
Prologis Trust ................................               41,000          830,250
                                                                           ----------
                                                                            1,690,925
                                                                           ----------
Manufacturing--10.1%
Communications Equipment
Lucent Technologies, Inc. .....................               37,800        2,549,137
Nokia Corp ADR ................................    Fi         28,800        2,637,000
Portugal Telecom SA ...........................    Pt         17,400          716,663
Tellabs, Inc. (a) .............................               43,600        2,945,725
                                                                           ----------
                                                                            8,848,525
                                                                           ----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--75.4%
Broadcasting--3.2%
Grupo Televisa S.A.
   ADR (a) ....................................    Mx         62,300        2,791,818
                                                                           ----------
Electric Services--27.7%
AES Corp. (a) .................................               50,500        2,935,313
British Energy PLC ............................    UK        288,200        2,450,175
CMS Energy Corp. ..............................               37,500        1,570,313
Edison International ..........................               96,100        2,570,675
Electricidade de Portugal
   S.A. ADR ...................................    Pt         20,700          742,613
FPL Group, Inc. ...............................               41,200        2,250,550
NIPSCO Industries, Inc. .......................               85,500        2,206,969
Peco Energy Co. ...............................               54,800        2,294,750
Pinnacle West Capital Corp. ...................               60,700        2,443,175
Scottish Power PLC ADR ........................    UK         43,900        1,536,500
Sierra Pacific Resources ......................               21,300          774,787
Texas Utilities Co. ...........................               59,100        2,437,875
                                                                           ----------
                                                                           24,213,695
                                                                           ----------
Gas Services--8.1%
Columbia Energy Group .........................               33,450        2,096,897
Kinder Morgan Energy
   Partners, L.P. .............................               47,500        1,757,500
KN Energy, Inc. ...............................               73,250          979,719
Williams Companies, Inc. ......................               51,800        2,204,737
                                                                           ----------
                                                                            7,038,853
                                                                           ----------

                                                 Country      Shares         Value
                                                 -------    ----------    -----------
Sanitary Services--4.7%
American Water Works Co.,
   Inc. .......................................               54,900      $ 1,688,175
Waste Management, Inc. ........................               44,300        2,381,125
                                                                           ----------
                                                                            4,069,300
                                                                           ----------
Telecommunication--31.7%
Ameritech Corp. ...............................               11,300          830,550
AT&T Corp. ....................................               47,350        2,642,722
COLT Telecom Group
   ADR (a) ....................................    UK         31,600        2,729,450
MCI WorldCom, Inc. (a) ........................               25,600        2,208,000
SBC Communications, Inc.,
   Class A ....................................               30,600        1,774,800
Sonera Group Oyj ..............................    Fi         87,900        1,926,372
Sprint Corp. ..................................               43,400        2,292,063
Sprint PCS (a) ................................               16,000          914,000
Swisscom AG ...................................    Sz          6,850        2,584,988
Telecom Corp. of New
   Zealand ....................................    NZ         73,300        2,560,919
Telecom Italia S.P.A. .........................    It        288,200        1,571,564
Telefonica de Espana ADR.......................    Sp         16,651        2,449,802
Tele Norte Leste
   Participacoes S.A. ADR .....................    Bz         48,000          891,000
Vodafone Airtouch PLC
   ADR ........................................    UK         12,000        2,364,000
                                                                           ----------
                                                                           27,740,230
                                                                           ----------
Total Common Stocks
   (cost of $59,580,505) ...........................................       78,943,059
                                                                           ----------
PREFERRED STOCK--2.3%
Transportation, Communication, Electric,
   Gas & Sanitary Services
Communications Equipment
Ericsson LM, 4.250% (cost
   of $1,234,584) .............................    Sw        228,000        1,980,750
                                                                           ----------
                                                              Par
                                                            -------
CORPORATE FIXED-INCOME BOND--1.4%
Transportation, Communication, Electric,
   Gas & Sanitary Services
Electric Services
Hydro-Quebec (cost of
   $1,362,762) 8.050%
   7/7/2024 ...................................    Ca     $1,150,000        1,251,568
                                                                           ----------
Total Investments
   (cost of $62,177,851) ...........................................       82,175,377
                                                                           ----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Unaudited) (Continued)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                            Par          Value
                                       ------------- -------------
SHORT-TERM OBLIGATIONS--3.5%
Repurchase agreement with SBC
   Warburg Ltd., dated 06/30/99,
   due 07/01/99 at 4.800%,
   collateralized by U.S. Treasury
   bonds and/or notes with various
   maturities to 2027, market value
   of $3,186,759 (repurchase
   proceeds $3,078,410) ............   $3,078,000    $ 3,078,000
                                                     -----------
Other Assets & Liabilities, Net--2.5% ............     2,141,650
                                                     -----------
Net Assets--100.0% ...............................   $87,395,027
                                                     -----------

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is the same.


                       Summary of Securities by Country

                                                                  % of Total
                                     Country                      Securities
Country                              Abbrev.         Value         at Value
---------------------------------   ---------   --------------   -----------
United States .................                  $48,440,482         59.0
United Kingdom ................        UK          9,080,125         11.0
Finland .......................        Fi          4,563,372          5.6
Mexico ........................        Mx          2,791,819          3.4
Switzerland ...................        Sz          2,584,988          3.1
New Zealand ...................        NZ          2,560,918          3.1
France ........................        Fr          2,549,713          3.1
Spain .........................        Sp          2,449,802          3.0
Sweden ........................        Sw          1,980,750          2.4
Italy .........................        It          1,571,564          1.9
Portugal ......................        Pt          1,459,276          1.8
Canada ........................        Ca          1,251,568          1.5
Brazil ........................        Bz            891,000          1.1
                                                 -----------         ----
                                                 $82,175,377          100%
                                                 -----------         ----

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $62,177,851) ......................     $82,175,377
Short-term obligations ..........................................................       3,078,000
Cash (including foreign currencies) .............................................         378,388
Receivable for investments sold .................................................       1,977,565
Dividends, tax reclaims and interest receivable .................................         376,020
Other assets ....................................................................           2,793
                                                                                      -----------
  Total assets ..................................................................      87,988,143
                                                                                      -----------
Liabilities:
Payable for investments purchased ...............................................         161,645
Payable for fund shares repurchased .............................................         287,835
Management fee payable ..........................................................          46,351
Bookkeeping fee payable .........................................................           3,131
Transfer agent fee payable ......................................................             611
Accrued expenses payable ........................................................          20,622
Other liabilities ...............................................................          72,921
                                                                                      -----------
  Total liabilities .............................................................         593,116
                                                                                      -----------
Net assets ......................................................................     $87,395,027
                                                                                      ===========
Net assets represented by:
 Paid-in capital ................................................................     $64,818,416
 Accumulated undistributed net investment income ................................         606,143
 Accumulated net realized gains on investments and foreign currency transactions        1,989,925
 Net unrealized appreciation on investments and foreign currency transactions ...      19,980,543
                                                                                      -----------
Total net assets applicable to outstanding shares of beneficial interest ........     $87,395,027
                                                                                      ===========
Shares of beneficial interest outstanding .......................................       5,848,110
                                                                                      ===========
Net asset value per share .......................................................          $14.94
                                                                                           ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ........................................................................    $  105,192
Dividends ..............................................................................       915,430
                                                                                            ----------
  Total investment income ..............................................................     1,020,622
                                                                                            ----------
Expenses:
 Management fee ........................................................................       252,589
 Bookkeeping fee .......................................................................        18,312
 Transfer agent fee ....................................................................         3,736
 Audit fee .............................................................................         9,273
 Printing expense ......................................................................         2,362
 Trustees' expense .....................................................................         2,217
 Custodian fee .........................................................................        10,568
 Miscellaneous expense .................................................................        11,504
                                                                                            ----------
  Total expenses .......................................................................       310,561
                                                                                            ----------
Net investment income ..................................................................       710,061
Realized and unrealized gains on investments:
 Net realized gains on investments .....................................................     2,945,058
 Net realized losses on foreign currency transactions ..................................        (4,435)
 Change in net unrealized appreciation on investments and foreign currency transactions      3,007,366
                                                                                            ----------
Net increase in net assets resulting from operations ...................................    $6,658,050
                                                                                            ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                         Ended           Year Ended
                                                                                        June 30,        December 31,
                                                                                          1999              1998
                                                                                     ------------      -------------
Operations:
 Net investment income ..........................................................    $   710,061       $   1,141,996
 Net realized gains (losses) on investments .....................................      2,945,058            (944,622)
 Net realized losses on foreign currency transactions ...........................         (4,435)            (81,907)
 Change in unrealized appreciation on investments and
  foreign currency transactions .................................................      3,007,366          10,344,797
                                                                                     -----------       -------------
Net increase in net assets resulting from operations ............................      6,658,050          10,460,264
                                                                                     -----------       -------------
Distributions declared from:
 Net investment income ..........................................................             --          (1,093,286)
 In excess of net investment income .............................................             --             (27,116)
 Net realized gains .............................................................             --            (526,699)
                                                                                     -----------       -------------
Total distributions .............................................................             --          (1,647,101)
                                                                                     -----------       -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................     15,533,397          27,814,816
 Cost of fund shares repurchased ................................................     (5,982,565)        (21,691,948)
 Distributions reinvested .......................................................             --           1,647,101
                                                                                     -----------       -------------
Net increase in net assets resulting from fund share transactions ...............      9,550,832           7,769,969
                                                                                     -----------       -------------
Total increase in net assets ....................................................     16,208,882          16,583,132
Net assets:
 Beginning of year ..............................................................     71,186,145          54,603,013
                                                                                     -----------       -------------
 End of year ....................................................................    $87,395,027          71,186,145
                                                                                     ===========       =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $   606,143       $    (103,918)
                                                                                     ===========       =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................      1,092,977           2,124,940
 Shares repurchased .............................................................       (419,220)         (1,654,612)
 Distributions reinvested .......................................................             --             124,015
                                                                                     -----------       -------------
Net increase ....................................................................        673,757             594,343
                                                                                     ===========       =============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Stein Roe Global Utilities, Variable Series (the Fund), a series of Liberty Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Stein Roe, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Stein Roe a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $19,376,861 and $13,068,791, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $22,542,328
     Gross unrealized depreciation      (2,544,802)
                                       -----------
       Net unrealized appreciation     $19,997,526
                                       -----------

 Capital loss carryforwards--At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of      Capital loss
 expiration     carryforward
------------   -------------
  2006           $918,500
                 --------

 Other--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

                                                 (Unaudited)
                                                  Six Months
                                                    Ended
                                                   June 30,
                                                     1999
                                                 -----------
Per share operating performance:
Net asset value, beginning of year ..........      $ 13.76
                                                   -------
Net investment income (a) ...................         0.13
Net realized and unrealized gains (losses)
 on investments .............................         1.05
                                                   -------
Total from investment operations ............         1.18
                                                   -------
Less distributions:
 Dividends from net investment income .......           --
 In excess of net investment income .........           --
 Dividends from net realized gains
  on investments ............................           --
                                                   --------
Total distributions .........................           --
                                                   --------
Net asset value, end of year ................      $ 14.94
                                                   ========
Total return:
Total investment return(b) ..................         8.58%**
Ratios/supplemental data:
Net assets, end of year (000's) .............      $87,395
Ratio of expenses to average net assets .....         0.79%(c)*
Ratio of net investment income to average
 net assets .................................         1.81%(c)*
Portfolio turnover ratio ....................           17%**

                                                                           Year Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                    1998             1997             1996             1995            1994
                                                 ---------        ---------        ---------        ---------       ---------
Per share operating performance:
Net asset value, beginning of year ..........    $ 11.92          $ 10.70          $ 10.50          $  8.11         $  9.65
                                                 -------          -------          -------          -------         -------
Net investment income (a) ...................       0.24             0.46             0.46             0.46            0.54
Net realized and unrealized gains (losses)
 on investments .............................       1.93             2.62             0.23             2.39           (1.53)
                                                 -------          -------          -------          -------         -------
Total from investment operations ............       2.17             3.08             0.69             2.85           (0.99)
                                                 -------          -------          -------          -------         -------
Less distributions:
 Dividends from net investment income .......      (0.21)           (0.48)           (0.49)           (0.46)          (0.55)
 In excess of net investment income .........      (0.01)              --               --               --              --
 Dividends from net realized gains
  on investments ............................      (0.11)           (1.38)              --               --              --
                                                 -------          -------          -------          -------         -------
Total distributions .........................      (0.33)           (1.86)           (0.49)           (0.46)          (0.55)
                                                 -------          -------          -------          -------         -------
Net asset value, end of year ................    $ 13.76          $ 11.92          $ 10.70          $ 10.50         $  8.11
                                                 =======          =======          =======          =======         =======
Total return:
Total investment return(b) ..................      18.33%           28.75%            6.53%           35.15%         (10.27)%
Ratios/supplemental data:
Net assets, end of year (000's) .............    $71,186          $54,603          $47,907          $51,597         $38,156
Ratio of expenses to average net assets .....       0.82%(c)         0.83%(c)         0.81%(c)         0.83%(c)        0.86%
Ratio of net investment income to average
 net assets .................................       1.90%(c)         3.96%(c)         4.36%(c)         4.98%(c)        5.80%
Portfolio turnover ratio ....................         53%              89%              14%              18%             16%

  * Annualized.
 ** Not annualized.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                       See Notes to Financial Statements.

                       Liberty Variable Investment Trust

                                    Adviser
                        Liberty Advisory Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                            Sub-Investment Advisers
                      Colonial Management Associates, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2365

                           Stein Roe & Farnham, Inc.
                             One South Wacker Drive
                            Chicago, Illinois 60606

                            Newport Fund Management
                             580 California Street
                                   Suite 1960
                        San Francisco, California 94104

                        Liberty Asset Management Company
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02110

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                               245 Summer Street
                        Boston, Massachusetts 02111-2365

                                  Distributors
                        Keyport Financial Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                        Liberty Funds Distributor, Inc.
                              One Financial Center
                                Boston, MA 02111

                                Client Services
                         Keyport Life Insurance Company
                                125 High Street
                          Boston, Massachusetts 02110
                             800-367-3653 (Press 3)

                                   Custodian
                            The Chase Manhattan Bank
                                270 Park Avenue
                         New York, New York 10017-2070

                                 Legal Counsel
                                  Ropes & Gray
                            One International Place
                                Boston, MA 02110

                                  The Trustees
                               Robert J. Birnbaum
                                 Tom Bleasdale
                                 John Carberry
                                Lora S. Collins
                               James E. Grinnell
                                Richard W. Lowry
                                Salvatore Macera
                                William E. Mayer
                              James L. Moody, Jr.
                               John J. Neuhauser
                               Thomas E. Stitzel
                               Robert L. Sullivan
                               Anne-Lee Verville


This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by a participating insurance company.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Small Company Growth Fund, Variable Series
--------------------------------------------------------------------------------

(On July 19, 1999, William Garrison assumed full portfolio management responsibility for the Fund, formerly known as Special Venture Fund, Variable Series)


Q: How did the Fund perform for the six-month period ended June 30, 1999?

A: Stein Roe Small Company Growth Fund, Variable Series, provided a 6.02% total return for the six-month period ended June 30, 1999. This was less than the average small-cap fund's return of 9.9% for the period but more than the portfolio's benchmark -- the unmanaged S&P Small-Cap 600 Index -- which rose 5.04%. We moved to increased the portfolio's median market capitalization during the period, and this worked against us, as the smallest of the small-cap stocks generally have provided the highest returns. This likely contributed to our weaker-than-average short-term results compared to the Fund's peer group as tracked by Lipper, Inc.


Q: What's going on in the small-cap universe?

A: We are encouraged by positive developments that affected and benefited small-cap investors during the first half of calendar 1999, especially since the Spring. From the start of April through June 30, 1999, for the first time in many quarters, small-company stocks outperformed large-company stocks. In fact, the unmanaged S&P Small-Cap 600 Index provided a total return of 15.42% in the second quarter, more than twice as much as the unmanaged S&P 500 Index, which rose 7.05%. During the second quarter, the portfolio's return was a healthy 14.88%. We are optimistic that after four consecutive years of focusing primarily on large-cap companies, more investors may turn to smaller companies to diversify their portfolios and tap into the enormous growth potential of smaller companies.


Q: Why did the Fund change its benchmark to the unmanaged S&P Small-Cap 600
Index?

A: In early May, we changed the Fund's benchmark to the unmanaged S&P Small-Cap 600 Index from the unmanaged Russell 2000 Index. We believe the S&P 600 Index is more representative of the portfolio's current positioning and the Fund's investment strategy. The Russell 2000 Index is rebalanced once a year, while Standard & Poor's makes changes to the S&P Small-Cap 600 Index as needed throughout the year. From a practical standpoint, we are able to manage the Fund relative to the S&P 600 Index benchmark more easily than we could the Russell 2000 Index. The sector weightings of the two Indices are fairly comparable, with the exception of the financial sector, where the Russell 2000 Index includes a significant number of real estate investment trusts (REITs), which currently constitute around five percent of the total Russell 2000 Index. We currently do not have any REIT investments in the portfolio, supporting our view that the S&P Small-Cap 600 Index is a more representative benchmark.


Q: Were there any significant changes in the Fund during the six-month period?

A: Since the start of the year, we have increased the number of holdings and broadened the portfolio's sector weightings. This positioning reflects a desire to manage the added risk of investing in small companies. In addition to completing our traditional fundamental research on individual securities, we use a number of quantitative processes that help us assess the risk profile of the portfolio. We believe our strategy will provide investors with attractive risk-adjusted returns over the long term. We realized exceptional growth opportunities in the technology sector this year. This included Inktomi (0.7% of net assets), a company whose products are helping build the infrastructure for the Internet and Mercury Interactive, a company that provides software-testing products (1.1% of net assets).


Q: What's your strategy going forward?

A: For the balance of calendar year 1999, we expect more investors will focus on the size of an investment opportunity rather than the size of a company. We expect some market volatility surrounding year 2000 issues, and will work diligently to try to avoid any potential related pitfalls.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment. The Fund's advisor currently limits expenses to 0.80% of average net assets. Absent this limit, total returns would be less. Lipper, Inc. is a monitor of mutual fund performance. This variable annuity capital appreciation fund category contained 124, 118, 56, 28 and 8 funds for the quarter, 1-, 3-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 15.36%, 4.60%, 11.56%, 17.00% and 14.51%, respectively.


Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower. Funds that emphasize investments in smaller companies may experience greater price volatility.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Small Company Growth Fund, Variable Series
--------------------------------------------------------------------------------

    Stein Roe Small Company Growth Fund, Variable Series vs Lipper Variable
     Annuity Capital Appreciation Fund Average, S&P Small Cap 600 Index and
                                  Russell 2000

Growth of a $10,000 Investment June 30, 1989 to June 30, 1999

Average Annual Total Returns through June 30, 1999

1 Year       5 Years        10 Years
-6.48%        7.78%          11.53%

           Stein Roe                        Lipper Variable
           Small Company      S&P Small     Annuity Capital
           Growth Fund,       Cap 600       Appreciation                           Plotting
           Variable Series    Index         Fund Average       Russell 2000         Range
           ---------------    ---------     ---------------    ------------        --------
6/89            10000           10000            10000            10000            $40,000
6/90            12408           9934             11495            10305            $35,000
6/91            12382           9746             12483            10432            $30,000
6/92            13353           11412            14442            11968            $25,000
6/93            17776           14663            18120            15075            $20,000
6/94            20470           14937            18852            15739            $15,000
6/95            21767           17978            22798            18897            $10,000
6/96            28931           22656            28107            23411            $ 5,000
6/97            33751           27568            32583            27234            $ 0
6/98            31834           32927            38105            31728
6/99            29771           32171            39579            32203


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Chart assumes a $10,000 investment on June 30, 1989. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment. The Fund's advisor currently limits expenses to 0.80% of average net assets. Absent this limit, total returns would be less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower. Funds that emphasize investments in smaller companies may experience greater price volatility. Source: Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

Q: How did the Fund perform for the six-month period ended June 30, 1999?

A: Stein Roe Growth Stock Fund, Variable Series, provided a 14.95% total return for the six-month period ended June 30, 1999. It outpaced the return of both the unmanaged Standard & Poor's 500 Index and the average growth fund by more than 230 basis points according to Lipper, Inc., a monitor of mutual fund performance. The index rose 12.38% for the period while the average growth fund rose 12.62%.


Q: What sectors or holdings were weak during the six-month period?

A: During the first quarter, large-company growth stocks performed better than any other asset class, continuing a four-year streak of outperformance. Weak international economies, domestic inflation fears and a trade imbalance all worked to drive investors to what many believed was the stability of large-cap investments. By the late spring, however, it became apparent that the U.S. economy's growth rate was exceeding expectations. This prompted increased interest in cyclical stocks companies in industries like paper, metals and chemicals -- whose fortunes are tied to the health of the U.S. economy. Prices of some growth stocks, especially health care companies, consequently weakened, especially companies whose earnings prospects were less than robust. Several portfolio holdings suffered from the sell-off, including pharmaceutical companies Pfizer and Warner Lambert (3.0% and 1.6% of net assets, respectively) and global consumer companies Gillette and Coca-Cola (1.8% and 1.7% of net assets, respectively). Additionally, investors sold off financial services companies as interest rates rose.


Q: What sectors helped drive performance?

A: Large-cap telecommunications and technology stocks provided strong performance throughout the entire period. The rapid global expansion of electronic commerce and consolidation in traditional telecommunications businesses has generated tremendous investor interest in these stocks. We sought companies that we believe were well-positioned to capitalize on advances in technology and the growth of the Internet. For example, we invested in the companies that facilitate electronic commerce such as Cisco Systems, Tellabs and Lucent Technologies (5.9%, 3.1% and 3.3% of net assets, respectively); those that carry the information such as MCIWorldCom and AT&T (4.9% and 2.1% of net assets, respectively); and those that store the information, such as EMC Corporation (3.0% of net assets).


Q: What holdings did you add during the period? Why?

A: We added several holdings to the portfolio during the period. Our purchases focused on large-cap companies that we believe will benefit from worldwide growth over the long term. New holdings include telecommunications company AT&T, fiber optics company Corning (1.6% of net assets), computer giant IBM (2.0% of net assets), medical supplies manufacturer Tyco International (3.9% of total net assets) and communications corporation Omnicom (2.0% of net assets).


Q: What's your outlook for growth stocks?

A: We think long-term interest rates -- currently more than 6% -- have peaked, and that inflation will not present a major threat to the market value of fixed-income investments. With this backdrop, we believe strong U.S. economic growth should provide for an excellent investing environment for large-company stocks for the remainder of the year.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of the Fund; it is not available for direct investment. The Fund's advisor currently limits expenses to 0.80% of average net assets. Absent this limit, total returns would be less. Lipper, Inc. is a monitor of mutual fund performance. This variable annuity growth fund category contained 188, 178, 118, 89 and 41 funds for the quarter, 1-, 3-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 7.39%, 20.49%, 24.12%, 24.2% and 17.56%, respectively.


Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------


        Stein Roe Growth Stock Fund, Variable Series vs Lipper Variable
                 Annuity Growth Fund Average and S&P 500 Index

Growth of a $10,000 Investment June 30, 1989 to June 30, 1999

Average Annual Total Returns through June 30, 1999

1 Year          5 Years            10 Years
22.89%           27.37%             18.90%

           Stein Roe                           Lipper Variable
           Growth Stock Fund,     S&P 500       Annuity Growth    Plotting
           Variable Series         Index         Fund Average      Range
           ------------------    ---------     ---------------    --------
6/89             10000             10000            10000         $60,000
6/90             12722             11645            11613         $50,000
6/91             13389             12503            12246         $40,000
6/92             15452             14177            13946         $30,000
6/93             17175             16106            16528         $20,000
6/94             16847             16332            16650         $10,000
6/95             20514             20583            20853         $0
6/96             26777             25930            25876
6/97             34725             34922            32655
6/98             45590             45459            42164
6/99             56481             55806            51348


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of all distributions. Chart assumes a $10,000 investment on 6/30/89. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund; it is not available for direct investment. The Fund's Advisor currently limits expenses to 0.80% of average net assets. Absent this limit, total returns would be less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower. Source: Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

Q: How did the Fund perform for the six-month period ended June 30, 1999?

A: Stein Roe Balanced Fund, Variable Series, generated a 5.39% total return for the six-month period ended June 30, 1999, less than the 6.61% average return of funds in the Lipper balanced fund peer group. Large-cap growth stocks, the Fund's primary equity focus, performed well during the first quarter of 1999, but were generally weak during the second quarter as investor interest moved to small-company and cyclical stocks. We anticipated the onset of a more difficult environment for large-company stocks, and we made some adjustments to the portfolio. However, our repositioning was not enough to cushion the Fund as market sentiment shifted in April and May.


Q: How did you adjust the Portfolio's sector weightings in the first half of the year?

A: During the period, we sold stocks we had less confidence in and added holdings in technology, energy, communications and aerospace/defense sectors that appeared to offer better capital appreciation potential. Most technology and telecommunications stocks did well throughout the period, and the portfolio's holdings in telecom, cellular and radio companies contributed to our results. The rapid expansion of electronic commerce and consolidation in traditional broadcast media has generated tremendous investor interest in these stocks. Another sector that performed well after a long period of weakness was real estate investment trusts (REITs). We remain long-term investors in this group because we like the element of diversification they bring to the portfolio.

Financial stocks such as Fannie Mae and Freddie Mac (0.4% and 0.7% of net assets, respectively) performed poorly during the period amid concerns about rising interest rates, and the portfolio's weighting in this sector was one reason why we underperformed the average of our peers. Pharmaceutical stocks also leveled off after several quarters of strong performance. Investors look to such health care stocks to provide consistent earnings when other areas of the market are not. However, in 1999 this sector declined as investors seemed worried about how government plans to extend prescription drug coverage to Medicare recipients might affect pharmaceutical company profits.

We believe these concerns are temporary and will eventually be overshadowed by an environment of moderating economic growth, which we think is an ideal investment climate for health care stocks. We continue to invest in pharmaceutical and other health care companies where we see product development potential.

Q: What happened in the fixed income portion of the portfolio?

A: We reduced the Fund's fixed-income allocation during the period, bringing it down from about 40% of net assets at the beginning of the year to 32% as of June 30, 1999. We correctly anticipated that the bond market would become increasingly concerned about inflation and our positioning helped preserve principal during a difficult period for investment-grade bonds. During the period, we shortened the Fund's duration and this also benefited performance.


Q: Were there any major shifts in the international equity holdings?

A: We maintained a modest weighting in international equities throughout most of the period. Although foreign economies improved this past spring, we did not have enough confidence to add more foreign stocks. Instead, we increased the portfolio's allocation to U.S. stocks that we believe will benefit from global economic improvement. We are comfortable with our investments in the United Kingdom but we have concerns about the structural and foreign policies of several European and Asian countries.


Q: What's your outlook for the stock and bond markets?

A: We expect some choppiness in the equity markets in coming months. We foresee interest rate sensitive sectors of the economy showing less growth now that long-term interest rates have risen above 6%, moderating consumer activity and a continued drag on the U.S. economy from its trade deficit. On the positive side, we believe inflationary pressures will stabilize. We believe the market will anticipate this improvement and accommodate a more-aggressive investing environment. We plan to participate by adopting a more aggressive posture in the months ahead.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. The Fund's advisor currently limits expenses to 0.75% of average net assets. Absent this limit, total returns would be less. Lipper, Inc. is a monitor of mutual fund performance. This variable annuity flexible portfolio fund category contained 62, 60, 38, 23 and 11 funds for the quarter, 1-, 3-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 9.61%, 10.86%, 16.21%, 15.63% and 11.93%, respectively.


Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

      Stein Roe Balanced Fund, Variable Series vs Lipper Variable Annuity
                    Balanced Fund Average and S&P 500 Index

Growth of a $10,000 Investment June 30, 1989 to June 30, 1999

Average Annual Total Returns through June 30, 1999

1 Year       5 Years            10 Years
11.29%        15.04%             12.24%

           Stein Roe                           Lipper Variable
           Balanced Fund,         S&P 500      Annuity Balanced      Plotting
           Variable Series         Index         Fund Average         Range
           ------------------    ---------     ----------------      --------
6/89             10000             10000            10000            $60,000
6/90             11273             11645            10946            $50,000
6/91             12259             12503            11830            $40,000
6/92             13927             14177            13376            $30,000
6/93             15630             16106            15225            $20,000
6/94             15742             16332            15274            $10,000
6/95             18016             20583            17597            $0
6/96             21095             25930            20048
6/97             24995             34922            23842
6/98             28502             45459            28049
6/99             31720             55806            30960


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of all distributions. Chart assumes a $10,000 investment on 6/30/89. The S&P 500 is an unmanaged group of stocks that differs from the composition of the Fund; it is not available for direct investment. The Fund's advisor currently limits expenses to 0.75% of average net assets. Absent this limit, total returns would be less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower. Source: Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

Q: How did the Fund perform for the six-month period ended June 30, 1999?

A: Stein Roe Mortgage Securities Fund, Variable Series preserved capital during a period of rising interest rates and outpaced the average of its peers according to Lipper for the six months ended June 30, 1999. Total return with reinvested dividends for the period was 0.01% compared to a -0.29% return for the average mortgage securities fund. The unmanaged Lehman Brothers Mortgage Backed Securities Index, which is not available for direct investment, rose 0.52% for the period.

The Fund's longer duration held its performance back during the recent period of rising interest rates. The Fund maintains an average effective duration between 3.25 and 3.5 years. Over the long term, we think the Fund's duration positioning may provide shareholders with attractive returns.


Q: What happened in the mortgage securities market between December and June?

A: At the start of fiscal 1999, the mortgage sector was poised to perform well because the differences, or spreads, between yields on mortgage securities and U.S. Treasury securities had widened dramatically during the second half of calendar year 1998. During that period, Treasury yields fell to the lowest level in a generation as investors sought a safe haven from market volatility and emerging market debt defaults. In early 1999, Treasury yields began to rise after Asian economies showed signs of stabilizing and U.S. government reports indicated that the pace of GDP growth had accelerated to 6.1% during the fourth quarter of 1998. Yields on mortgage securities also rose, albeit at a slower pace than Treasuries. Even though interest rate volatility is usually a negative for mortgage returns, the mortgage sector still produced higher returns than Treasuries. Returns on corporate bonds kept pace with mortgages during the first quarter. Asset-backed securities such as home equity loans were among the best performing investment grade fixed income securities.

Treasury yields continued to climb during the second quarter, pressured by concerns that the Federal Reserve might raise rates. A recovery of overseas economies, combined with continued fast U.S. economic growth and an unfavorable April CPI report, made investors nervous that the Fed might have to tighten monetary policy to counter inflation. At quarter end, the Fed raised short-term interest rates by 0.25% to 5% and indicated its intention to maintain a neutral policy stance going forward.

Q: How might Y2K concerns affect the market this autumn?

A: As we approach the end of the millennium, the demand for liquidity by investors may become pronounced at the same time that Wall Street displays a reduced willingness to make markets, increasing the differences in interest rates between various types of bonds. We believe that some widening of spreads may occur at year-end, and we anticipate being able to take advantage of temporary price dislocations to make attractive purchases.


Q: How did you position the Fund to capitalize on market change?

A: The performance of two investment categories within the Fund stood out during the first half of 1999. The first was the Fund's investment in premium mortgages. As Treasury yields declined during late 1998, mortgage refinancing accelerated and values on higher coupon mortgages were harshly penalized. This created purchase opportunities for the Fund. As rates began rising, fears that more homeowners might refinance subsided, and the relative valuations of these securities improved. There were times during the first half of 1999, when Treasury prices were falling, that the prices of premium mortgages actually rose.

The second component of the portfolio that performed well was our investment in asset-backed securities. The Fund owns asset-backed securities backed by residential and commercial mortgages. These securities had come under undue pressure last fall as certain hedge funds were forced to suddenly liquidate their holdings. At that time, we increased our holdings at attractive prices.


Q: Are you overweighted in any particular sector?

A: The Fund currently holds 83.6% of total net assets in mortgage securities. This can be compared to typical historical weighting of 85% to 90% of net assets. The Fund's primary overweight is in asset-backed securities backed by residential and commercial mortgages. These securities offer yields that historically have been 20-50 basis points higher than traditional mortgage securities and collateralized mortgage obligations (CMOs). They are also rated AAA, the highest quality available.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

Q: What's your outlook for the mortgage market?

A: We expect mortgage securities to perform well now that the Federal Reserve, having raised rates modestly at the end of June, now appears willing to maintain interest rates at current levels for the foreseeable future. We will consider moving out of our lower coupon holdings into par-priced mortgages that could provide higher total rates of return when interest rates are stable. Furthermore, we will look for opportunities to sell Treasuries and purchase mortgages.

We also hope to accumulate more distressed 'A' and 'BBB'-rated asset-backed securities that offer significant return potential. Ultimately, we envision developing a basket of such bonds representing 3% to 5% of portfolio market value.


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of June 30, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. The fund's advisor currently limits expenses to 0.70% of average net assets. Absent this limit, total returns would be less. Lipper, Inc. is a monitor of mutual fund performance. This variable annuity U.S. mortgage fund category contained 5, 5, 6 and 4 funds for the 1-, 3-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 2.28%, 6.78%, 6.92% and 7.54%, respectively.


Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower.


     Stein Roe Mortgage Securities Fund, Variable Series vs Lipper Variable Annuity U.S. Mortgage Fund Average and Lehman Brothers Mortgage-Backed
                                Securities Index

Growth of a $10,000 Investment June 30, 1989 to June 30, 1999

Average Annual Total Returns through June 30, 1999

1 Year        5 Years         10 Years
3.26%          7.33%            7.43%

           Stein Roe
           Mortgage              Lehman Brothers     Lipper Variable
           Securities Fund,      Mortgage-Backed     Annuity U.S. Morggage   Plotting
           Variable Series       Securities Index    Fund Average             Range
           ----------------      ----------------    ----------------        --------
6/89            10000                 10000                10000             $25,000
6/90            10772                 10987                10789             $20,000
6/91            11903                 12295                11960             $15,000
6/92            13429                 13968                13690             $10,000
6/93            14545                 15193                14896             $ 5,000
6/94            14375                 15033                14628             $ 0
6/95            15927                 16862                16396
6/96            16771                 17850                17226
6/97            18167                 19473                18750
6/98            19825                 21210                20523
6/99            20472                 22057                21227


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of all distributions. Chart assumes a $10,000 investment on 6/30/89. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged group of mortgage securities that differs from the composition of the Fund; it is not available for direct investment. The Fund's advisor currently limits expenses to 0.70% of average net assets. Absent this limit, total returns would be less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower. Source: Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

Q: How did the Fund perform for the six-month period ended June 30, 1999?

A: The Fund's 2.21% cumulative return outpaced the return of the average money market fund and inflation for the six-months ended June 30, 1999, as measured by Lipper Inc., a monitor of mutual fund performance. The Fund's income potential declined from December 1998 to June 1999 as the effects of the Federal Reserve Board's decision to reduce short-term interest rates during this past autumn took hold. Consumer prices rose 1.1% for the six-month period ended June 30, 1999, as measured by the U.S. consumer price index.


Q: How did you position the Fund's average maturity and why?

A: We began shortening our average maturity in calendar 1999 due to the small spreads, or differences, in long and short-term yields. We didn't want to give up any potential current yield for a rate change that might happen. So we lengthened where we could in December to capture the attractive yields as far into 1999 as we could get.


Q: Were there any particular sectors that were attractive over the past year?

A: Because letters of credit weren't attractive to us last June, we held a larger portion of the portfolio in commercial paper when fiscal year 1999 began. Most of our letters of credit were in Japan and because of the turmoil in their markets, we moved out of Japan.

We purchased a floating rate note. We had gotten out of floating rate securities because the income potential was unattractive when interest rates were declining. Now that interest rates have been rising again, floating rate notes are looking more attractive.


Q: What impact do you think the Fed's recent 0.25% interest rate increase will have on the Fund's income potential?

A: Although income potential might increase slightly, there really won't be a dramatic impact on the Fund because much of the increase was already built into any recent securities we bought.


Q: What's your outlook for money market securities?

A: With a neutral Federal Open Market Committee bias and the summer months a normally slow time of year for money markets, we expect the portfolio's income potential to remain relatively stable in the third quarter. We have lengthened average maturity slightly now that the Fed has increased rates once.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


Lipper, Inc. is a monitor of mutual fund performance. This variable annuity money market fund category contained 106, 95, 82, 58 funds for the 1-, 3-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 4.77%, 5.02%, 5.06% and 5.01%, respectively.


Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the affect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Stein Roe Small Company Growth Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                   Market
                                                 Shares            Value
                                              -----------       -----------
COMMON STOCKS--96.4%
Aerospace and Defense Equipment--1.5%
Alliant Techsystems (a) .................         12,500        $ 1,081,250
Orbital Sciences (a) ....................         24,700            583,537
                                                                -----------
                                                                  1,664,787
                                                                -----------
Airlines--0.6%
Skywest .................................         28,400            708,225
                                                                -----------
Auto Parts and Equipment--1.0%
Tower Automotive ........................         45,700          1,162,494
                                                                -----------
Banks and Savings & Loans--3.7%
Centura Banks ...........................         18,700          1,054,212
Commerce Bancorp ........................         19,900            850,725
Cullen/Frost Bankers ....................         45,600          1,256,850
U.S. Trust ..............................         11,100          1,026,750
                                                                -----------
                                                                  4,188,537
                                                                -----------
Beverages--0.9%
Canandaigua Brands, class A (a) .........         20,000          1,048,750
                                                                -----------
Broadcasting and Media--1.9%
Metro Networks (a) ......................         14,900            795,287
Jones Intercable ........................         15,200            744,800
TV Guide, Class A .......................         14,500            531,063
                                                                -----------
                                                                  2,071,150
                                                                -----------
Building--1.6%
D.R. Horton .............................         55,000            914,375
Champion Enterprises (a) ................         46,300            862,337
                                                                -----------
                                                                  1,776,712
                                                                -----------
Business Services--1.4%
HA-LO Industries (a) ....................         41,900            413,763
Interim Services (a) ....................         16,500            340,312
Paychex .................................         24,800            790,500
                                                                -----------
                                                                  1,544,575
                                                                -----------
Chemicals--Plastics--0.9%
Geon Company ............................         32,600          1,051,350
                                                                -----------
Circuits--2.1%
Micrel ..................................         19,000          1,406,000
Vitesse Semiconductor (a) ...............         14,000            944,125
                                                                -----------
                                                                  2,350,125
                                                                -----------
Commercial Services--2.2%
Iron Mountain (a) .......................         30,000            858,750
Lason ...................................         10,100            501,212
Plexus ..................................         25,500            768,188
Profit Recovery Group
   International ........................          7,600            359,575
                                                                -----------
                                                                  2,487,725
                                                                -----------
Communications Equipment and Services--2.7%
Covad Communications ....................         12,100            645,081
Inter-Tel ...............................         22,800            416,100

                                                                   Market
                                                 Shares            Value
                                              -----------       -----------
ITC Deltacom ............................         25,500        $   714,000
Radio One ...............................         12,400            576,600
Uniphase (a) ............................          4,300            713,800
                                                                -----------
                                                                  3,065,581
                                                                -----------
Computer Hardware, Software and Services--11.3%
BISYS Group (a) .........................         22,400          1,310,400
Cisco Systems ...........................         11,600            748,200
Comverse Technology .....................         11,350            856,925
Jack Henry & Associates .................          5,700            223,725
Kronos (a) ..............................         19,450            884,975
Macromedia ..............................         28,400          1,001,100
Mercury Interactive (a) .................         36,200          1,280,575
National Computer Systems ...............         36,100          1,218,375
National Instruments (a) ................         21,700            876,138
Sapient (a) .............................         11,300            639,863
SPSS (a) ................................         34,900            896,494
Transaction Systems Architects,
   class A (a) ..........................         23,200            904,800
VERITAS Software (a) ....................          4,900            465,194
Whittman-Hart (a) .......................         43,900          1,393,825
                                                                -----------
                                                                 12,700,589
                                                                -----------
Consulting Services--1.9%
Ciber ...................................         39,200            749,700
Comdisco ................................          9,500            243,437
Metzler Group (a) .......................         21,700            599,463
Tetra Tech ..............................         31,000            511,500
                                                                -----------
                                                                  2,104,100
                                                                -----------
Data Processing and Management--2.8%
Acxiom (a) ..............................         36,600            912,712
American Management Systems
   (a) ..................................         40,800          1,308,150
SEI Investments .........................         10,900            961,925
                                                                -----------
                                                                  3,182,787
                                                                -----------
Diagnostic Equipment--0.7%
CYTYC Corporation .......................         40,000            780,000
                                                                -----------
Diversified Operations--0.7%
SPS Technologies (a) ....................         21,000            787,500
                                                                -----------
Electronic Components--5.2%
Burr-Brown (a) ..........................         25,000            915,625
C-Cube Microsystems (a) .................         23,100            731,981
CTS .....................................         11,800            826,000
ETEC Systems (a) ........................         21,100            701,575
Gentex (a) ..............................         34,400            963,200
Lam Research ............................         15,600            728,325
Novellus Systems (a) ....................         13,400            914,550
                                                                -----------
                                                                  5,781,256
                                                                -----------
Fertilizers--0.8%
Scotts Co., class A (a) .................         18,200            866,775
                                                                -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Stein Roe Small Company Growth Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                Market
                                                Shares          Value
                                             -----------      -----------
Finance--2.6%
Prism Financial .......................         32,200        $   658,088
Hambrecht and Quist ...................         30,600          1,136,025
Legg Mason ............................         29,300          1,128,050
                                                              -----------
                                                                2,922,163
                                                              -----------
Food Products--2.8%
Smithfield Foods (a) ..................         40,500          1,354,219
Whole Foods Market (a) ................          9,300            446,981
J and J Snack Foods ...................         29,700            712,800
Ralcorp Holdings ......................         42,500            682,656
                                                              -----------
                                                                3,196,656
                                                              -----------
Health Services and Equipment--3.0%
Express Scripts, class A (a) ..........          9,800            589,837
Orthodontic Centers of America (a)              55,600            785,350
Renal Care Group (a) ..................         37,500            970,313
Xomed Surgical Products (a) ...........         21,000          1,022,438
                                                              -----------
                                                                3,367,938
                                                              -----------
Home Furnishings--1.1%
Ethan Allen Interiors .................         33,800          1,275,950
                                                              -----------
Insurance--1.3%
E. W. Blanch Holdings .................          7,400            504,587
Mutual Risk Management ................         27,800            927,825
                                                              -----------
                                                                1,432,412
                                                              -----------
Internet--1.4%
Ask Jeeves ............................          1,600             22,400
At Home--Series A .....................          6,251            337,163
Inktomi (a) ...........................          6,000            789,000
Northpoint Communications .............         11,800            430,700
                                                              -----------
                                                                1,579,263
                                                              -----------
Machinery Tools and Products--1.3%
Applied Power, class A ................         19,400            529,862
MotivePower Industries (a) ............         51,900            921,225
                                                              -----------
                                                                1,451,087
                                                              -----------
Manufacturing Services--1.5%
Clarcor ...............................         38,400            736,800
Sanmina (a) ...........................         11,800            895,325
                                                              -----------
                                                                1,632,125
                                                              -----------
Marketing Services--1.3%
ADVO (a) ..............................         21,900            454,425
Catalina Marketing (a) ................         11,300          1,039,600
                                                              -----------
                                                                1,494,025
                                                              -----------
Medical--4.1%
IDEC Pharmaceuticals ..................          7,500            577,969
Jones Pharma ..........................         25,700          1,011,937
Liposome Company (a) ..................         60,600          1,158,975
Priority Healthcare ...................          9,800            338,100
Techne ................................         27,600            700,350

                                                                Market
                                                Shares          Value
                                             -----------      -----------
Visx ..................................         10,600        $   839,388
                                                              -----------
                                                                4,626,719
                                                              -----------
Metals--1.2%
Stillwater Mining Company (a) .........         42,500          1,389,219
                                                              -----------
Miscellaneous Manufacturing--1.8%
AptarGroup ............................         35,700          1,071,000
IDEXX Laboratories (a) ................         39,600            923,175
                                                              -----------
                                                                1,994,175
                                                              -----------
Networking--0.5%
Xircom (a) ............................         19,000            571,188
                                                              -----------
Oil and Gas--4.5%
Barrett Resources (a) .................         34,900          1,339,287
Cal Dive International ................         12,900            385,387
Devon Energy ..........................         30,800          1,101,100
Marine Drilling .......................         25,900            354,506
New Jersey Resources ..................         17,700            662,644
Patterson Energy ......................         50,900            502,638
Santa Fe Snyder .......................        100,040            762,805
                                                              -----------
                                                                5,108,367
                                                              -----------
Pharmaceuticals--2.0%
Alpharma, class A .....................         46,300          1,646,544
MedImmune (a) .........................          9,200            623,300
                                                              -----------
                                                                2,269,844
                                                              -----------
Power Producers--1.1%
Calpine Corporation ...................         22,400          1,209,600
                                                              -----------
Printing & Publishing Services--2.3%
Consolidated Graphics (a) .............         20,700          1,035,000
Harte-Hanks Incorporated ..............         21,000            569,625
Hollinger International
   Incorporated .......................         27,700            328,938
New England Business Services .........         19,700            608,238
                                                              -----------
                                                                2,541,801
                                                              -----------
Retail--10.0%
Ann Taylor Stores .....................         23,100          1,039,500
Ames Department Stores ................         23,500          1,072,187
Applebee's International ..............         26,400            795,300
CEC Entertainment (a) .................          9,600            405,600
K-Swiss, class A ......................         15,500            720,750
Linens 'n Things (a) ..................         32,400          1,417,500
Men's Wearhouse (a) ...................         26,100            665,550
99 Cents Only Stores ..................         16,500            823,969
O'Reilly Automotive (a) ...............         21,700          1,093,138
Ruby Tuesday ..........................         40,900            777,100
Tuesday Morning .......................         28,100            716,550
Williams-Sonoma (a) ...................         18,200            633,588
Zale ..................................         25,500          1,020,000
                                                              -----------
                                                               11,180,732
                                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Stein Roe Small Company Growth Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                             Market
                                              Shares         Value
                                           -----------    ------------
Retirement/Aged Care--0.5%
Sunrise Assisted Living
   Incorporated .....................         14,600      $    509,175
                                                          ------------
Schools--1.1%
DeVry (a) ...........................         52,900         1,183,637
                                                          ------------
Scientific Instruments--0.9%
Dionex (a) ..........................         24,500           992,250
                                                          ------------
Supply Services--0.9%
G & K Services, class A .............         19,100         1,000,363
                                                          ------------
Textiles--0.5%
Mohawk Industries (a) ...............         17,900           543,713
                                                          ------------
Therapeutics--1.3%
Biomatrix (a) .......................         20,400           441,150
Roberts Pharmaceutical ..............         43,300         1,050,025
                                                          ------------
                                                             1,491,175
                                                          ------------
Transportation--3.2%
American Freightways ................         22,600           442,112
Expeditors International Wash .......         16,000           436,000

                                                             Market
                                              Shares         Value
                                           -----------    ------------
Forward Air Corporation .............          8,100      $    227,812
Polaris Industries ..................         17,700           769,950
US Freightways ......................         38,100         1,764,506
                                                          ------------
                                                             3,640,380
                                                          ------------
Wholesale Distribution--0.3%
School Specialty (a) ................         21,700           348,556
                                                          ------------
Total Common Stocks
   (cost of $95,388,161) ..............................    108,275,531
                                                          ------------
                                               Par
                                             ------
SHORT-TERM OBLIGATIONS--2.7%
Commercial Paper--2.7%
Associate Corp. of North America
   5.600% 6/30/99 ...................      2,995,000         2,995,000
                                                          ------------
Other Assets & Liabilities, Net--0.9%
                                                             1,041,590
                                                          ------------
Net Assets--100.0% .................................      $112,312,121
                                                          ============

Notes to Portfolio of Investments:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is identical.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $95,388,161) ..............    $108,275,531
Short-term obligations ..................................................       2,995,000
Cash ....................................................................          53,067
Receivable for investments sold .........................................       3,746,719
Dividend receivable .....................................................          20,868
Other assets ............................................................          14,955
                                                                             ------------
  Total assets ..........................................................     115,106,140
                                                                             ------------
Liabilities:
Payable for investments purchased .......................................       2,417,020
Payable for fund shares repurchased .....................................         211,398
Management fee payable ..................................................          34,245
Administration fee payable ..............................................          10,291
Bookkeeping fee payable .................................................           2,213
Transfer agent fee payable ..............................................             437
Accrued expenses payable ................................................         118,415
                                                                             ------------
  Total liabilities .....................................................       2,794,019
                                                                             ------------
Net assets ..............................................................    $112,312,121
                                                                             ============
Net assets represented by:
 Paid-in capital ........................................................    $123,768,877
 Accumulated overdistributed net investment income ......................        (151,600)
 Accumulated net realized losses on investments .........................     (24,192,526)
 Net unrealized appreciation on investments .............................      12,887,370
                                                                             ------------
Total net assets applicable to outstanding shares of beneficial interest     $112,312,121
                                                                             ============
Shares of beneficial interest outstanding ...............................       7,780,055
                                                                             ============
Net asset value per share ...............................................          $14.44
                                                                                   ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends .....................................................    $    149,603
Interest income ...............................................         145,487
                                                                   ------------
  Total investment income .....................................         295,090
                                                                   ------------
Expenses:
 Management fee ...............................................         280,049
 Administration fee ...........................................          84,015
 Bookkeeping fee ..............................................          12,813
 Transfer agent fee ...........................................           3,750
 Audit fee ....................................................          11,009
 Trustees' expense ............................................           7,042
 Legal fee ....................................................           1,290
 Miscellaneous expense ........................................          46,722
                                                                   ------------
  Total expenses ..............................................         446,690
                                                                   ------------
Net investment income .........................................        (151,600)
Realized and unrealized losses on investments:
 Net realized gains on investments ............................       6,620,165
 Change in net unrealized depreciation on investments .........      (1,059,754)
                                                                   ------------
Net increase in net assets resulting from operations ..........    $  5,408,811
                                                                   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series / June 30, 1999
--------------------------------------------------------------------------------


                                                                                          Six Months           Year
                                                                                             Ended             Ended
                                                                                           June 30,         December 31,
                                                                                             1999               1998
                                                                                        -------------      -------------
Operations:
 Net investment income .............................................................    $   (151,600)      $   (352,416)
 Net realized gains (losses) on investments ........................................       6,620,165        (30,757,173)
 Change in unrealized appreciation (depreciation) on investments ...................      (1,059,754)           239,589
                                                                                        ------------       ------------
Net increase in net assets resulting from operations ...............................       5,408,811        (30,870,000)
                                                                                        ------------       ------------
Distributions declared from:
 Net investment income .............................................................              --            (51,000)
 Net realized gains ................................................................              --        (16,912,000)
                                                                                        ------------       ------------
Total distributions ................................................................              --        (16,963,000)
                                                                                        ------------       ------------
Fund share transactions:
 Proceeds from fund shares sold ....................................................       3,694,784         24,033,730
 Cost of fund shares repurchased ...................................................     (28,720,620)       (61,824,339)
 Distributions reinvested ..........................................................              --         16,963,000
                                                                                        ------------       ------------
Net decrease in net assets resulting from fund share transactions ..................     (25,025,836)       (20,827,609)
                                                                                        ------------       ------------
Total decrease in net assets .......................................................     (19,617,025)       (68,660,609)
Net assets:
 Beginning of year .................................................................     131,929,146        200,589,755
                                                                                        ------------       ------------
 End of year .......................................................................    $112,312,121        131,929,146
                                                                                        ============       ============
Accumulated overdistributed net investment income included in ending net assets         $   (151,600)      $         --
                                                                                        ============       ============
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................         280,879          1,645,338
 Shares repurchased ................................................................      (2,188,830)        (4,101,552)
 Distributions reinvested ..........................................................              --            998,996
                                                                                        ------------       ------------
Net decrease .......................................................................      (1,907,951)        (1,457,218)
                                                                                        ============       ============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Stein Roe Small Company Growth Fund, Variable Series (the Fund), formerly Stein Roe Special Venture Fund, Variable Series, a series of Stein Roe Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital growth by investing in equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--Stein Roe (the Manager), receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $44,177,431 and $53,545,850, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:


     Gross unrealized appreciation      $17,891,967
     Gross unrealized depreciation       (5,004,597)
                                        -----------
       Net unrealized appreciation      $12,887,370
                                        -----------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series
--------------------------------------------------------------------------------

                                              (Unaudited)
                                               Six Months
                                                 Ended
                                                June 30,
                                                  1999
                                              -----------
Per share operating performance:
Net asset value, beginning of year .........   $  13.62
                                               --------
Net investment income ......................      (0.02)
Net realized and unrealized gains
 on investments ............................       0.84
                                               ---------
Total from investment operations ...........       0.82
                                               ---------
Less distributions:
 Dividends from net investment
  income ...................................         --
 Distributions from net realized
  gains on investments .....................         --
                                               ---------
Total distributions ........................         --
                                               ---------
Net asset value, end of year ...............   $  14.44
                                               =========
Total return:
 Total investment return* ..................       6.02%**
Ratios/supplemental data:
Net assets, end of year (000's) ............   $112,312
Ratio of expenses to average
 net assets ................................       0.80%*
Ratio of net investment income
 to average net assets .....................      (0.28)%*
Portfolio turnover ratio ...................         40%**

                                                                    Year Ended December 31,
                                               ---------------------------------------------------------------
                                                  1998         1997         1996         1995           1994
                                               --------      -------      -------      -------       ---------
Per share operating performance:
Net asset value, beginning of year .........   $  18.00     $  20.73     $  16.33     $  14.74       $  16.53
                                               --------     --------     --------     --------       --------
Net investment income ......................      (0.04)        0.01         0.04         0.04           0.06
Net realized and unrealized gains
 on investments ............................      (2.77)        1.25         4.36         1.69           0.09
                                               --------     --------     --------     --------       --------
Total from investment operations ...........      (2.81)        1.26         4.40         1.73           0.15
                                               --------     --------     --------     --------       --------
Less distributions:
 Dividends from net investment
  income ...................................         --        (0.03)          --        (0.04)         (0.07)
 Distributions from net realized
  gains on investments .....................      (1.57)       (3.96)          --        (0.10)         (1.87)
                                               --------     ---------    ---------    ---------      --------
Total distributions ........................      (1.57)       (3.99)          --        (0.14)         (1.94)
                                               --------     ---------    ---------    ---------      --------
Net asset value, end of year ...............   $  13.62     $  18.00     $  20.73     $  16.33       $  14.74
                                               ========     =========    =========    =========      ========
Total return:
 Total investment return* ..................     (17.30)%       7.81%       26.94%       11.75%          1.19%(b)
Ratios/supplemental data:
Net assets, end of year (000's) ............   $131,929     $200,590     $196,219     $143,248       $134,078
Ratio of expenses to average
 net assets ................................       0.75%        0.73%        0.75%        0.76%          0.80%(a)
Ratio of net investment income
 to average net assets .....................      (0.22)%       0.04%        0.20%        0.26%          0.44%(b)
Portfolio turnover ratio ...................        103%          93%         100%         132%           144%

  * Annualized.
 ** Not annualized.
(a) These ratios were not materially affected by the reimbursement of certain expenses by the investment adviser.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Stein Roe Growth Stock Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                                    Market
                                                                                  Shares            Value
                                                                               ------------      ------------
COMMON STOCKS--99.3%
Advertising--2.0%
Omnicom Group ............................................................          80,000       $  6,400,000
                                                                                                 ------------
Business Services--2.6%
Paychex ..................................................................         262,500          8,367,188
                                                                                                 ------------
Computers and Computer Software--14.8%
Cisco Systems (a) ........................................................         300,000         19,350,000
EMC (a) ..................................................................         180,000          9,900,000
IBM ......................................................................          50,000          6,462,500
Microsoft (a) ............................................................         140,000         12,626,250
                                                                                                 ------------
                                                                                                   48,338,750
                                                                                                 ------------
Consumer Related--6.2%
Gillette .................................................................         140,000          5,740,000
Mattel Incorporated ......................................................         300,000          7,931,250
Procter & Gamble .........................................................          75,000          6,693,750
                                                                                                 ------------
                                                                                                   20,365,000
                                                                                                 ------------
Drugs--4.6%
Pfizer ...................................................................          90,000          9,877,500
Warner-Lambert ...........................................................          75,000          5,203,125
                                                                                                 ------------
                                                                                                   15,080,625
                                                                                                 ------------
Electrical Equipment--3.5%
General Electric .........................................................         100,000         11,300,000
                                                                                                 ------------
Energy--1.6%
Schlumberger Limited .....................................................          80,000          5,095,000
                                                                                                 ------------
Financial Services--7.5%
Citigroup ................................................................         300,000         14,250,000
Fannie Mae ...............................................................         150,000         10,256,250
                                                                                                 ------------
                                                                                                   24,506,250
                                                                                                 ------------
Food, Beverage and Tobacco--1.7%
Coca-Cola ................................................................          90,000          5,625,000
                                                                                                 ------------
Health Care--2.9%
Cardinal Health ..........................................................         150,000          9,618,750
                                                                                                 ------------
Insurance--3.9%
American International Group .............................................         110,000         12,876,875
                                                                                                 ------------
Leisure and Entertainment--6.0%
Time Warner ..............................................................         200,000         14,700,000
Walt Disney Productions ..................................................         160,000          4,930,000
                                                                                                 ------------

                                                                                                    Market
                                                                                  Shares            Value
                                                                               ------------      ------------
                                                                                                   19,630,000
                                                                                                 ------------
Manufacturing--8.4%
Applied Materials Incorporated ...........................................         125,000       $  9,234,375
Corning Incorporated .....................................................          75,000          5,259,375
Tyco International Limited ...............................................         135,000         12,791,250
                                                                                                 ------------
                                                                                                   27,285,000
                                                                                                 ------------
Medical Supplies--3.6%
Medtronic ................................................................         150,000         11,681,250
                                                                                                 ------------
Retail--9.3%
Home Depot ...............................................................         200,000         12,887,500
Kohl's (a) ...............................................................         150,000         11,578,125
Walgreen Co. .............................................................         200,000          5,875,000
                                                                                                 ------------
                                                                                                   30,340,625
                                                                                                 ------------
Telecommunications--20.7%
America Online Incorporated ..............................................          50,000          5,525,000
AT&T Corporation .........................................................         125,000          6,976,562
Comcast Corporation ......................................................         200,000          7,687,500
Lucent Technologies ......................................................         160,000         10,790,000
MCI WorldCom (a) .........................................................         185,000         15,956,250
Motorola .................................................................         110,000         10,422,500
Tellabs (a) ..............................................................         150,000         10,134,375
                                                                                                 ------------
                                                                                                   67,492,187
                                                                                                 ------------
Total Common Stocks
 (cost of $163,055,562) ..................................................................        324,002,500
                                                                                                 ------------
                                                                                   Par
                                                                                  -------
SHORT-TERM OBLIGATION--1.4%
Commercial Paper--1.4%
Associates Corp. of North
   America, 5.600% 7/1/99
   (cost of $4,522,381)...................................................      $4,520,000          4,520,000
                                                                                                 ------------
Total Investments--100.7%
 (cost of $167,577,943) (b) ..............................................................        328,522,500
Other Assets & Liabilities, Net--(0.7%)                                                            (2,337,607)
                                                                                                 ------------
Total Net Assets 100.0% ..................................................................       $326,184,893
                                                                                                 ============

Notes to Portfolio of Investments:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $163,055,562) ..................    $324,002,500
Short-term obligations (identified cost $4,522,381) ..........................       4,520,000
Cash .........................................................................          54,841
Receivable for fund shares sold ..............................................          18,372
Dividend and tax reclaims receivable .........................................         126,175
Other assets .................................................................          11,534
                                                                                  ------------
  Total assets ...............................................................     328,733,422
                                                                                  ------------
Liabilities:
Payable for investments purchased ............................................       1,744,188
Payable for fund shares repurchased ..........................................         605,484
Management fee payable .......................................................         126,042
Administration fee payable ...................................................          37,812
Bookkeeping fee payable ......................................................           2,839
Transfer agent fee payable ...................................................             419
Accrued expenses payable .....................................................          31,745
                                                                                  ------------
  Total liabilities ..........................................................       2,548,529
                                                                                  ------------
Net assets ...................................................................    $326,184,893
                                                                                  ============
Net assets represented by:
 Paid-in capital .............................................................    $136,352,723
 Accumulated overdistributed net investment income ...........................         (64,135)
 Accumulated net realized gains on investments ...............................      28,951,655
 Net unrealized appreciation on investments and foreign currency transactions      160,944,650
                                                                                  ------------
Total net assets applicable to outstanding shares of beneficial interest .....    $326,184,893
                                                                                  ============
Shares of beneficial interest outstanding ....................................       6,707,213
                                                                                  ============
Net asset value per share ....................................................          $48.63
                                                                                        ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends .....................................................     $   711,107
Interest income ...............................................         252,330
                                                                    -----------
  Total investment income .....................................         963,437
                                                                    -----------
Expenses:
 Management fee ...............................................         745,112
 Administration fee ...........................................         223,517
 Bookkeeping fee ..............................................          16,516
 Transfer agent fee ...........................................           4,474
 Audit fee ....................................................          10,200
 Trustees' expense ............................................           8,688
 Custodian fee ................................................             724
 Legal fee ....................................................           1,629
 Miscellaneous expense ........................................          15,293
                                                                    -----------
  Total expenses ..............................................       1,026,153
                                                                    -----------
Net investment loss ...........................................         (62,716)
Realized and unrealized gains on investments:
 Net realized gains on investments ............................      28,952,930
 Change in net unrealized appreciation on investments .........      12,243,911
                                                                    -----------
Net increase in net assets resulting from operations ..........     $41,134,125
                                                                    ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                       Six Months            Year
                                                                                          Ended              Ended
                                                                                        June 30,         December 31,
                                                                                          1999               1998
                                                                                     -------------      -------------
Operations:
 Net investment income (loss) ...................................................    $    (62,716)       $    489,220
 Net realized gains on investments ..............................................      28,952,930           8,083,201
 Change in unrealized appreciation on investments ...............................      12,243,911          50,182,311
                                                                                     ------------        ------------
Net increase in net assets resulting from operations ............................      41,134,125          58,754,732
                                                                                     ------------        ------------
Distributions declared from:
 Net investment income ..........................................................        (489,987)           (590,000)
 Net realized gains .............................................................      (8,083,000)        (12,603,000)
                                                                                     ------------        ------------
Total distributions .............................................................      (8,572,987)        (13,193,000)
                                                                                     ------------        ------------
Fund share transactions:
 Proceeds from fund shares sold .................................................      35,577,645          61,216,357
 Cost of fund shares repurchased ................................................     (22,110,782)        (61,786,672)
 Distributions reinvested .......................................................       8,573,014          13,193,000
                                                                                     ------------        ------------
Net increase in net assets resulting from fund share transactions ...............      22,039,877          12,622,685
                                                                                     ------------        ------------
Total increase in net assets ....................................................      54,601,015          58,184,417
Net assets:
 Beginning of year ..............................................................     271,583,878         213,399,461
                                                                                     ------------        ------------
 End of year ....................................................................    $326,184,893         271,583,878
                                                                                     ============        ============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $    (64,135)       $    488,568
                                                                                     ============        ============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................         766,506           1,526,333
 Shares repurchased .............................................................        (480,528)         (1,560,693)
 Distributions reinvested .......................................................         182,677             366,676
                                                                                     ------------        ------------
Net increase ....................................................................         468,655             332,316
                                                                                     ============        ============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Stein Roe Growth Stock Fund, Variable Series (the Fund), a series of Stein Roe Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing at least 65% of total net assets in growth companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--Stein Roe (the Manager), receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

For the six months ended June 30, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.80% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $54,330,870 and $50,898,367, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:


     Gross unrealized appreciation      $161,814,172
     Gross unrealized depreciation          (884,653)
                                        ------------
       Net unrealized appreciation      $160,929,519
                                        ------------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

                                               (Unaudited)
                                                Six Months
                                                  Ended                          Year Ended December 31,
                                                 June 30,      -----------------------------------------------------------
                                                   1999         1998         1997         1996         1995         1994
                                               -----------     -------      -------      -------      -------      -------
Per share operating performance:
Net asset value, beginning of year .........    $ 43.53        $ 36.13      $ 28.61      $ 23.59      $ 18.11      $ 20.65
                                                -------        -------      -------      -------      -------      -------
Net investment income ......................      (0.08)          0.08         0.10         0.13         0.15         0.15
Net realized and unrealized gains
 on investments ............................       6.54           9.54         8.84         4.98         6.68        (1.46)
                                                --------       -------      -------      -------      -------      -------
Total from investment operations ...........       6.46           9.62         8.94         5.02         6.83        (1.31)
                                                --------       -------      -------      -------      -------      -------
Less distributions:
 From net investment income ................      (0.08)         (0.10)       (0.12)          --        (0.15)       (0.17)
 From net realized gains ...................      (1.28)         (2.12)       (1.30)          --        (1.20)       (1.06)
                                                --------       --------     --------     --------     --------     -------
Total distributions ........................      (1.36)         (2.22)       (1.42)          --        (1.35)       (1.23)
                                                --------       --------     --------     --------     --------     -------
Net asset value, end of year ...............    $ 48.63        $ 43.53      $ 36.13      $ 28.61      $ 23.59      $ 18.11
                                                ========       ========     ========     ========     ========     =======
Total return:
 Total investment return ...................      14.95%* *      27.91%       32.28%       21.28%       37.73%       (6.35)%
Ratios/supplemental data:
Net assets, end of year (000's) ............   $326,185       $271,584     $213,399     $161,879     $136,834      $98,733
Ratio of expenses to average
 net assets ................................       0.67%*         0.70%        0.71%        0.73%        0.74%        0.77%
Ratio of net investment income
 to average net assets .....................      (0.30)%*        0.21%        0.32%        0.49%        0.72%        0.75%
Portfolio turnover ratio ...................         18%**          40%          28%          35%          41%          72%

*  Annualized.
** Not annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Stein Roe Balanced Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                                 Market
                                                                               Shares            Value
                                                                             ----------       -----------
COMMON STOCKS--54.7%
Aerospace/Defense 2.1%
General Dynamics .......................................................         43,000       $ 2,945,500
Raytheon Class B .......................................................         36,000         2,533,500
United Technologies ....................................................         40,000         2,867,500
                                                                                               ----------
                                                                                                8,346,500
                                                                                               ----------
Automotive--0.6%
Ford Motor Company .....................................................         42,000         2,370,375
                                                                                               ----------
Banks--2.6%
Banc One ...............................................................         49,000         2,918,563
BankAmerica ............................................................         44,000         3,225,794
Bayerische Vereinsbank .................................................         18,400         1,198,323
Royal Bank of Scotland Group ...........................................        153,308         3,121,802
                                                                                               ----------
                                                                                               10,464,482
                                                                                               ----------
Building and Construction--1.1%
Alcoa ..................................................................         18,000         1,113,750
Masco ..................................................................         57,000         1,645,875
Royal Group Technologies
   Limited (a) .........................................................         53,000         1,560,187
                                                                                               ----------
                                                                                                4,319,812
                                                                                               ----------
Chemicals--1.0%
E.I. du Pont de Nemours ................................................         58,000         3,962,125
                                                                                               ----------
Commercial Services--0.4%
Unilever ...............................................................         21,428         1,494,603
                                                                                               ----------
Computers--5.7%
Microsoft (a) ..........................................................         94,000         8,477,625
EMC ....................................................................         25,000         1,375,000
IBM ....................................................................         51,000         6,591,750
Oracle .................................................................         80,000         2,970,000
Sun Microsystems .......................................................         46,000         3,168,250
                                                                                               ----------
                                                                                               22,582,625
                                                                                               ----------
Cosmetics & Toiletries--1.0%
Gillette ...............................................................         39,000         1,599,000
Procter & Gamble .......................................................         27,000         2,409,750
                                                                                               ----------
                                                                                                4,008,750
                                                                                               ----------
Drugs and Health Care--4.6%
ALZA (a) ...............................................................         50,000         2,543,750
American Home Products .................................................         55,000         3,162,500
Bristol-Myers Squibb ...................................................         66,000         4,648,875
Elan ADRs (a) ..........................................................         64,000         1,776,000
Eli Lilly & Company ....................................................         35,000         2,506,875
Pfizer .................................................................         34,000         3,731,500
                                                                                               ----------
                                                                                               18,369,500
                                                                                               ----------
Electrical Equipment--2.2%
Emerson Electric .......................................................         32,000         2,012,000
General Electric .......................................................         61,000         6,893,000
                                                                                               ----------
                                                                                                8,905,000
                                                                                               ----------

                                                                                                 Market
                                                                               Shares            Value
                                                                             ----------       -----------
Electric Services 0.7%
AES ....................................................................         50,000       $ 2,906,250
                                                                                               ----------
Electronics--1.7%
Intel ..................................................................         64,000         3,808,000
Motorola ...............................................................         32,000         3,032,000
                                                                                               ----------
                                                                                                6,840,000
                                                                                               ----------
Financial Services--4.0%
Capital One Financial ..................................................         39,000         2,171,813
Citigroup ..............................................................        112,250         5,331,875
Concord ................................................................         20,000           846,250
Freddie Mac ............................................................         48,000         2,784,000
Fannie Mae .............................................................         22,000         1,504,250
Goldman Sachs Group ....................................................         12,400           895,900
Heller Financial .......................................................         37,000         1,029,063
Prism Financial ........................................................         71,300         1,457,194
                                                                                               ----------
                                                                                               16,020,345
                                                                                               ----------
Food, Beverage and Tobacco--1.3%
PepsiCo ................................................................         61,000         2,359,937
Philip Morris Companies ................................................         49,000         1,969,187
Sara Lee ...............................................................         40,000           907,500
                                                                                               ----------
                                                                                                5,236,624
                                                                                               ----------
Index Depositary Receipts--1.7%
S&P 400 Depositary Receipts ............................................         55,000         4,310,625
World Equity Benchmark Shares
   (WEBS) Japan Index Series ...........................................        210,000         2,625,000
                                                                                               ----------
                                                                                                6,935,625
                                                                                               ----------
Insurance--1.3%
American International Group ...........................................         43,000         5,033,688
                                                                                               ----------
Manufacturing 1.1%
Tyco International .....................................................         48,036         4,551,411
                                                                                               ----------
Medical Technology--0.9%
IMS Health .............................................................         82,000         2,562,500
Medtronic ..............................................................         15,000         1,168,125
                                                                                               ----------
                                                                                                3,730,625
                                                                                               ----------
Multimedia 1.0%
Time Warner ............................................................         54,000         3,969,000
                                                                                               ----------
Networking Products--1.6%
Cisco Systems (a) ......................................................        102,000         6,559,875
                                                                                               ----------
Oil and Gas--2.5%
BP Amoco ADRs ..........................................................         31,248         3,390,408
Mobil ..................................................................         44,000         4,356,000
Schlumberger ...........................................................         33,000         2,101,687
                                                                                               ----------
                                                                                                9,848,095
                                                                                               ----------
Paper 0.2%
Georgia Pacific ........................................................         19,000           900,125
                                                                                               ----------
Radio and Television--1.6%
Clear Channel Communications (a)........................................         39,000         2,688,563
Comcast ................................................................         90,000         3,459,375
                                                                                               ----------
                                                                                                6,147,938
                                                                                               ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Stein Roe Balanced Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                     Market
                                        Shares       Value
                                      ----------  -----------
Real Estate--1.2%
Equity Residential Properties Trust    44,000     $ 1,982,750
Apartment Investment &
   Management .....................    24,000       1,026,000
Reckson Associates Realty
   Corporation ....................    81,800       1,922,300
                                                   ----------
                                                    4,931,050
                                                   ----------
Retail--3.6%
Home Depot ........................    65,000       4,188,438
Kohl's (a) ........................    27,000       2,084,063
McDonalds .........................    69,000       2,850,562
Wal-Mart Stores ...................   110,000       5,307,500
                                                   ----------
                                                   14,430,563
                                                   ----------
Telecommunications--6.9%
Ameritech .........................    52,000       3,822,000
AT&T ..............................    87,631       4,890,891
Bellsouth .........................    60,000       2,812,500
Lucent Technologies ...............    53,000       3,574,187
MCI WorldCom (a) ..................    64,500       5,563,125
Tellabs (a) .......................    34,000       2,297,125
Sprint ............................    21,000       1,199,625
Vodafone Airtouch .................    18,000       3,546,000
                                                   ----------
                                                   27,705,453
                                                   ----------
Utilities--1.6%
Endesa ADRs .......................    74,000       1,572,500
Enron .............................    36,000       2,943,000
Kinder Morgan Energy Partners,
   L.P. ...........................    50,000       1,850,000
                                                   ----------
                                                    6,365,500
                                                   ----------
Waste Disposal 0.5%
Waste Management ..................    39,000       2,096,250
                                                   ----------
Total Common Stocks
   (cost of $154,187,175) ...................     219,032,189
                                                  -----------
                                        Par
                                       Value
                                       -----
LONG-TERM OBLIGATIONS--31.9%
Aerospace and Defense--0.4%
Raytheon,
   6.150% 11/1/08 ................. $1,750,000      1,646,662
                                                  -----------
Air Transportation--0.5%
Federal Express 1994
   Pass-Through Certificates
   Series A1 7.530% 9/23/06 .......  1,575,000      1,586,923
United Airlines 1991
   Pass-Through Certificates
   Series A1 9.200% 3/22/08 .......    620,538        672,495
                                                  -----------
                                                    2,259,418
                                                  -----------

                                         Par          Market
                                        Value         Value
                                     -----------   -----------
Asset-Backed Securities--0.4%
American Mortgage Trust Series
   1993-3, Class 3B
   8.190% 9/27/22 .................. $1,299,750    $ 1,289,053
Greentree Home Improvement,
   Loan Trust Series 1994-A
   Class A, 7.050% 3/15/14 .........    383,095        378,845
                                                    ----------
                                                     1,667,898
                                                    ----------
Banks--1.7%
Den Danske Bank,
   6.550% 9/15/03 ..................  2,250,000      2,235,488
Deutsche Ausgleichsbank,
   7.000% 9/24/01 ..................  2,250,000      2,274,480
First Chicago NBD,
   6.125% 2/15/06 ..................  2,250,000      2,137,365
                                                    ----------
                                                     6,647,333
                                                    ----------
Construction and Housing--0.6%
Hanson Overseas,
   6.750% 9/15/05 ..................  2,500,000      2,492,075
                                                    ----------
Extractive-Energy--0.7%
BOC Group, 5.875%
   1/29/01 .........................  2,750,000      2,745,710
                                                    ----------
Financial--3.0%
Associates Corp. of North America
   7.500% 4/15/02 ..................  4,000,000      4,113,320
 6.950% 11/1/18 ....................  2,350,000      2,233,111
Lehman Brothers Commercial
   Conduit, Mortgage Trust Series
   1998-C4, Class A1B,
   6.210% 10/15/08 .................  1,250,000      1,187,891
Household Finance,
   5.875% 11/1/02 ..................  2,500,000      2,450,675
Transamerica Finance,
   6.125% 11/1/01 ..................  2,000,000      1,990,300
                                                    ----------
                                                    11,975,297
                                                    ----------
Industrial--1.1%
Safeway, 5.750% 11/15/00 ...........  1,500,000      1,491,315
USX, 6.850% 3/1/08 .................  3,000,000      2,884,020
                                                    ----------
                                                     4,375,335
                                                    ----------
Insurance--0.6%
Prudential Insurance,
   7.650% 7/1/07 ...................  2,500,000      2,580,800
                                                    ----------
Oil-Field Services 0.6%
Baker Hughes,
   6.250% 1/15/09 ..................  2,500,000      2,369,125
                                                    ----------
Telecommunications--0.6%
U.S. West Capital Funding,
   6.250% 7/15/05 ..................  2,500,000      2,393,475
                                                    ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Stein Roe Balanced Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                              Par           Market
                                             Value          Value
                                         -----------      ----------
U.S. Government and Agency Obligations--21.0%
FHLMC Gold
 6.500% 12/1/10 ........................ $   642,472     $    634,242
 6.500% 5/1/11 .........................     610,658          602,835
 6.500% 6/1/11 .........................   4,067,085        4,014,986
 12.000% 7/1/20 ........................     748,307          845,122
 6.500% 3/1/26 .........................   2,819,978        2,725,678
 6.500% 6/1/26 .........................   1,936,790        1,872,023
 6.500% 2/1/27 .........................     890,276          860,230
 6.500% 3/1/27 .........................   2,182,316        2,108,662
 6.500% 4/1/27 .........................     704,288          680,519
 6.500% 9/15/28 ........................   2,469,856        2,386,498
 7.000% 7/1/28 .........................   2,285,649        2,262,793
FNMA Medium-Term Note
 5.125% 2/13/04 ........................   3,252,000        3,116,457
GNMA
 6.625% 7/20/25 ........................     414,117          420,321
 8.000% 3/15/26 ........................   2,872,203        2,951,188
 6.000% 12/15/28 .......................   5,015,761        4,691,292
U.S. Treasury Bonds
 6.500% 8/15/05 ........................   4,000,000        4,131,480
 7.250% 5/15/16 ........................   5,500,000        6,055,665
 7.875% 2/15/21 ........................   4,500,000        5,330,295
 7.625% 2/15/25 ........................   3,750,000        4,412,212
U.S. Treasury Notes
 6.375% 5/15/00 ........................     900,000          908,244
 5.000% 2/28/01 ........................   4,700,000        4,664,139
 7.875% 8/15/01 ........................     500,000          522,640
 6.250% 2/15/03 ........................   5,250,000        5,340,562
 5.750% 8/15/03 ........................  10,500,000       10,500,105
 6.500% 10/15/06 .......................   8,100,000        8,366,247
 6.625% 5/15/07 ........................   3,200,000        3,335,424
                                                         ------------
                                                           83,739,859
                                                         ------------
Utilities--0.7%
National Rural Utilities,
   5.000% 10/1/02 ......................   2,750,000        2,653,062
                                                         ------------
Total Long-Term Obligations
   (cost of $128,318,038) ...........................     127,546,049
                                                         ------------

                                              Par           Market
                                             Value          Value
                                         -----------      ----------
SHORT-TERM OBLIGATIONS--13.7%
Commercial Paper--13.7%
Associates First Capital,
   5.600% 7/1/99 ....................... $14,290,000     $ 14,290,000
Lockheed Martin, 5.550% 7/1/99 .........  15,000,000       15,000,000
Safeway, 5.750% 7/6/99 .................  15,500,000       15,487,621
Solutia, 5.200% 7/1/99 .................  10,000,000       10,000,000
                                                         ------------
 (cost of $54,776,960) .............................       54,777,621
                                                         ------------
Total Investments--100.3%
   (cost of $337,282,173) (b) ......................      401,355,859
Other Assets & Liabilities, Net--(0.3%) ............         (981,319)
                                                         ------------
Total Net Assets--100.0% ...........................     $400,374,540
                                                         ------------

Notes to Portfolio of Investments
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $337,307,967.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable
Series / June 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $282,505,213) .............     $346,578,238
Short-term obligations (identified cost $54,776,960) ....................       54,777,621
Receivable for investments sold .........................................        5,707,246
Dividends, tax reclaims and interest receivable .........................        2,491,447
Receivable for fund shares sold .........................................          487,126
Cash ....................................................................           56,120
Other assets ............................................................           29,910
                                                                              ------------
  Total assets ..........................................................      410,127,708
                                                                              ------------
Liabilities:
Payable for investments purchased .......................................        8,880,874
Payable for fund shares repurchased .....................................          552,696
Management fee payable ..................................................          143,509
Administration fee payable ..............................................           47,836
Bookkeeping fee payable .................................................            3,023
Transfer agent fee payable ..............................................              272
Other liabilities .......................................................          124,958
                                                                              ------------
  Total liabilities .....................................................        9,753,168
                                                                              ------------
Net assets ..............................................................     $400,374,540
                                                                              ============
Net assets represented by:
 Paid-in capital ........................................................     $311,344,503
 Accumulated undistributed net investment income ........................        5,026,228
 Accumulated net realized gains on investments ..........................       19,930,123
 Net unrealized appreciation on investments .............................       64,073,686
                                                                              ------------
Total net assets applicable to outstanding shares of beneficial interest      $400,374,540
                                                                              ============
Shares of beneficial interest outstanding ...............................       24,015,400
                                                                              ============
Net asset value per share ...............................................           $16.67
                                                                                    ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ......................................................    $ 4,977,479
Dividends ............................................................      1,301,943
                                                                          -----------
  Total investment income ............................................      6,279,422
                                                                          -----------
Expenses:
 Management fee ......................................................        853,485
 Administration fee ..................................................        290,457
 Bookkeeping fee .....................................................         16,350
 Transfer agent fee ..................................................          3,750
 Audit fee ...........................................................          6,124
 Trustees' expense ...................................................          8,653
 Custodian fee .......................................................         10,799
 Legal fee ...........................................................          2,294
 Miscellaneous expense ...............................................         60,608
                                                                          -----------
  Total expenses .....................................................      1,252,520
                                                                          -----------
Net investment income ................................................      5,026,902
Realized and unrealized gains (losses) on investments:
 Net realized gains on investments ...................................     20,166,600
 Net realized losses on foreign currency transactions ................         (5,547)
 Change in net unrealized appreciation or depreciation on investments      (5,178,197)
                                                                          -----------
Net increase in net assets resulting from operations .................    $20,009,758
                                                                          ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                         (Unaudited)
                                                                                         Six Months            Year
                                                                                            Ended             Ended
                                                                                          June 30,         December 31,
                                                                                            1999               1998
                                                                                       -------------      -------------
Operations:
 Net investment income ............................................................    $  5,026,902       $ 10,014,265
 Net realized gains on investments and foreign currency transactions ..............      20,161,053         18,597,075
 Change in unrealized appreciation (depreciation) on investments ..................      (5,178,197)        11,666,861
                                                                                       ------------       ------------
Net increase in net assets resulting from operations ..............................      20,009,758         40,278,201
                                                                                       ------------       ------------
Distributions declared from:
 Net investment income ............................................................     (10,079,000)        (9,760,000)
 Net realized gains ...............................................................     (19,054,000)       (21,501,000)
                                                                                       ------------       ------------
Total distributions ...............................................................     (29,133,000)       (31,261,000)
                                                                                       ------------       ------------
Fund share transactions:
 Proceeds from fund shares sold ...................................................      51,234,802         56,464,510
 Cost of fund shares repurchased ..................................................     (32,693,132)       (59,952,201)
 Distributions reinvested .........................................................      29,132,980         31,261,000
                                                                                       ------------       ------------
Net increase in net assets resulting from fund share transactions .................      47,674,650         27,773,309
                                                                                       ------------       ------------
Total increase in net assets ......................................................      38,551,408         36,790,510
Net assets:
 Beginning of year ................................................................     361,823,132        325,032,622
                                                                                       ------------       ------------
 End of year ......................................................................    $400,374,540        361,823,132
                                                                                       ============       ============
Accumulated undistributed net investment income included in ending net assets .....    $  5,026,228       $ 10,078,326
                                                                                       ============       ============
Analysis of changes in shares of beneficial interest:
 Shares sold ......................................................................       3,078,455          3,429,829
 Shares repurchased ...............................................................      (1,967,681)        (3,644,905)
 Distributions reinvested .........................................................       1,796,115          1,989,880
                                                                                       ------------       ------------
Net increase ......................................................................       2,906,889          1,774,804
                                                                                       ============       ============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Stein Roe Balanced Fund, Variable Series (the
Fund), formerly Stein Roe Special Venture Fund, Variable Series, a series of Stein Roe Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return by investing in equity and debt securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--Stein Roe (the Manager), receives a monthly fee equal to 0.45% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.75% annually of the Fund's average daily net assets.

For the six months ended June 30, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.75% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $99,512,612 and $109,604,519, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:


     Gross unrealized appreciation      $69,354,648
     Gross unrealized depreciation       (5,306,756)
                                        -----------
       Net unrealized appreciation      $64,047,892
                                        -----------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                 (Unaudited)
                                                  Six Months
                                                    Ended                           Year Ended December 31,
                                                   June 30,      ------------------------------------------------------------
                                                     1999          1998         1997         1996         1995          1994
                                                 -----------     -------      -------      -------      -------       -------
Per share operating performance:
Net asset value, beginning of period .........   $  17.14       $  16.81     $  16.28     $  14.08     $  12.18      $  13.11
                                                 --------       --------     --------     --------     --------      --------
Net investment income ........................       0.22           0.48         0.53         0.57         0.48          0.51
Net realized and unrealized gains
 (losses) on investments .....................       0.67           1.48         1.96         1.63         2.61         (0.93)
                                                 --------       --------     --------     --------     --------      --------
Total from investment operations .............       0.89           1.96         2.46         2.20         3.09         (0.42)
                                                 --------       --------     --------     --------     --------      --------
Less distributions:
 From net investment income ..................      (0.47)         (0.51)       (0.56)          --        (0.48)        (0.51)
 From net realized gains .....................      (0.89)         (1.12)       (1.40)          --        (0.71)          --
                                                 --------       --------     --------     --------     --------      --------
Total distributions ..........................      (1.36)         (1.63)       (1.96)          --        (1.19)        (0.51)
                                                 --------       --------     --------     --------     --------      --------
Net asset value, end of period ...............   $  16.67       $  17.14     $  16.81     $  16.28     $  14.08      $  12.18
                                                 ========       ========     ========     ========     ========      ========
Total return:
Total investment return ......................       5.39%**       12.54%       16.82%       15.63%       25.43%        (3.19)%
Ratios/supplemental data:
Net assets, end of period (000's) ............   $400,375       $361,823     $325,033     $299,184     $277,014      $196,278
Ratio of expenses to average
 net assets ..................................       0.59%*         0.65%        0.66%        0.67%        0.66%         0.68%
Ratio of net investment income
 to average net assets .......................       2.69%*         3.00%        3.18%        3.68%        3.12%         4.01%
Portfolio turnover ratio .....................         29%**          61%          44%          76%          66%           71%

 * Annualized.
** Not annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited)
Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                             Par                  Market
                                                                            Value                  Value
                                                                         -----------           -----------
ASSET-BACKED SECURITIES--14.9%
Amresco Residential Securities
   Mortgage Loan Trust Series
   1996-3 Class A5, 7.550%
   2/25/23 ............................................................. $1,135,000            $ 1,148,007
Asset Securitization Corporation
   Series 1997-D5 Class A1C,
   6.750% 2/14/41 ......................................................  1,375,000              1,355,664
Delta Funding Home Equity
   Loan Trust Series 1997-3 Class
   A6F, 6.860% 10/25/28 ................................................  1,175,000              1,163,617
Delta Funding Home Equity
   Loan Trust Series 1998-2 Class
   A6, 6.370% 7/15/28 ..................................................  1,000,000                964,610
First Boston Home Equity Loan,
   Pass-Through Certificates
   Series 1993-H1, Class A-IO,
   (effective yield 12.820%)
   9/28/13 .............................................................  1,457,639                 56,935
First Plus Home Loan Trust
   Series 1997-A, Class B1
   7.690% 9/11/23 ......................................................    500,000                412,812
Green Tree Financial
   Corporation, Series 1997-6
   Class A8, 7.070% 1/15/29 ............................................  1,430,770              1,441,801
Green Tree Home Improvement
   Loan Trust Series 1994-A
   Class A, 7.050% 3/15/14 .............................................    287,321                284,133
IMC Home Equity Loan Trust
   Series 1997-3 Class M2, 7.550%
   8/20/28 .............................................................  1,000,000                986,760
Lehman Brothers Commercial
   Conduit Mortgage Trust Series
   1998-C4 Class A1B, 6.210%
   10/15/08 ............................................................  1,800,000              1,710,562
Master Financial Asset
   Securitization Trust Series
   1998-2 Class A4, 7.070%
   9/20/24 .............................................................  1,000,000                938,920
Mego Mortgage Home Loan Trust
   Series 1997-3 Class M1,
    7.500% 8/25/23 .....................................................  1,500,000              1,463,910
 Series 1997-3 Class CTFS,
    8.010% 8/25/23 .....................................................    500,000                402,500
Mid-State Trust Series 6 Class A1,
   7.340% 7/01/35 ......................................................  1,882,015              1,886,133
UCFC Home Equity Loan Series
   1997-C Class A7,
   6.845% 1/15/29 ......................................................  1,275,000              1,267,554
                                                                                                ----------
Total Asset-Backed Securities
   (cost of $15,690,125) ....................................................................   15,483,918
                                                                                                ----------

                                                                             Par                  Market
                                                                            Value                  Value
                                                                         -----------            ----------
MORTGAGE-BACKED SECURITIES--8.1%
American Mortgage Trust Series
   1993-3 Class 3B
   8.190% 9/27/22 ...................................................... $  491,017             $  486,975
Citicorp Mortgage Securities
   Series 1987-10 Class A1,
   10.000% 7/1/17 ......................................................     83,314                 87,767
Comfed Savings Bank ARM
   Series 1987-1 Class A,
   7.550% 1/1/18 .......................................................     89,378                 77,759
Glendale Federal Bank Series
   1978-A, 9.125% 1/25/08 ..............................................     13,376                 14,253
Imperial Savings Association
   ARM Series 1987-4 Class A,
   9.800% 7/25/17 ......................................................     17,223                 17,223
Merrill Lynch Mortgage Investors
   Series 1995-C3 Class A3 ARM,
    7.059% 12/26/25 ....................................................  2,000,000              1,995,625
 Series 1987-A ARM,
    5.890% 11/15/26 ....................................................     60,559                 61,680
Merrill Lynch Trust Series 20
   Class D, 8.000% 12/20/18 ............................................    634,310                643,095
Nomura Asset Securities
   Corporation Series 1996-MD5
   Class A1B, 7.120% 4/13/36 ...........................................  1,000,000              1,012,500
Option One Mortgage Securities
   Corporation Series 1999-B
   Class CTFS, 9.660% 6/25/29 ..........................................  1,443,762              1,437,446
Residential Funding Mortgage
   Securities Series 1998-HI2
   Class A3, 6.330% 11/25/14 ...........................................  1,000,000                986,510
Sears Mortgage Securities Series
   1987-A, 6.500% 3/25/17 ..............................................      1,562                  1,515
Structured Asset Securities
   Corporation Series 1996-CFL
   Class X1-IO, (effective yield
    12.960%) 2/25/28 ...................................................  6,776,484                347,295
 Series 1996-CFL Class C,
    6.525% 2/25/28 .....................................................  1,242,500              1,240,558
                                                                                                ----------
Total Mortgage-Backed Securities
   (cost of $8,415,021) ...........................................................              8,410,201
                                                                                                ----------
CORPORATE SECURITIES--5.3%
GMAC Euro 6.750% 7/10/02 ...............................................  1,000,000              1,003,500
National Power 7.125% 7/11/01 ..........................................  1,500,000              1,528,320
Noram Energy 6.500% 2/1/08 .............................................  1,500,000              1,427,880
Zurich Capital Trust I 8.376%
   6/1/37 (a) ..........................................................  1,450,000              1,481,523
                                                                                                ----------
Total Corporate Securities
   (cost of $5,450,765) ...........................................................              5,441,223
                                                                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                          Par                    Market
                                         Value                    Value
                                       ----------             ------------
FHLMC CERTIFICATES--7.7%
8.500% 5/1/06 Gold ................... $   65,251             $     67,229
6.500% 6/1/08 ........................     15,215                   15,011
6.500% various due dates to
   6/1/09 Gold .......................  1,311,280                1,293,657
10.750% 11/1/09 ......................    132,973                  144,566
12.000% 7/1/13 .......................     41,467                   46,961
11.250% various due dates to
   11/1/15 ...........................     53,128                   59,246
10.500% various due dates to
   2/1/19 ............................    159,224                  175,146
12.000% 7/1/20 Gold ..................    538,781                  608,488
7.500% various due dates to
   5/1/24 Gold .......................  4,054,113                4,104,898
7.000% 1/1/26 ........................  1,486,333                1,472,390
                                                              ------------
Total FHLMC Certificates
   (cost of $7,868,953) ...................................      7,987,592
                                                              ------------
FNMA CERTIFICATES--31.0%
10.500% 2/1/01 .......................     26,443                   26,802
12.250% 9/1/12 FHA/VA
   Guaranteed ........................     56,087                   64,219
10.250% 2/1/16 .......................    117,312                  128,622
10.000% various due dates to
   3/1/16 ............................    204,520                  220,707
9.000% various due dates to
   5/1/20 ............................     97,816                  103,425
6.000% various due dates to
   2/1/25 ............................  9,498,111                9,118,318
7.000% various due dates to
   8/1/25 ............................  5,597,803                5,573,185
6.500% various due dates to
   1/1/26 ............................ 12,869,367               12,419,551
8.500% various due dates to
   2/1/28 ............................  4,367,992                4,560,930
                                                              ------------
Total FNMA Certificates
   (cost of $32,595,021) ..................................     32,215,759
                                                              ------------
GNMA CERTIFICATES--16.7%
8.000% various due dates to
   10/15/28 ..........................  4,251,852                4,382,239
11.500% various due dates to
   5/15/13 ...........................    297,190                  336,751
8.500% 2/15/17 .......................    146,095                  154,085
10.000% various due dates to
   11/15/19 ..........................    344,987                  376,791
9.000% various due dates to
   1/15/20 ...........................  1,003,985                1,075,883
9.500% various due dates to
   8/15/22 ...........................  3,946,654                4,280,591

                                          Par                    Market
                                         Value                    Value
                                       ----------             ------------
7.000% 4/15/23 ....................... $  425,388             $    420,870
6.625% 7/20/25 .......................    828,235                  840,641
6.500% various due dates to
   3/15/28 ...........................  5,703,413                5,488,428
                                                              ------------
Total GNMA Certificates
   (cost of $17,544,086) .................................      17,356,279
                                                              ------------
REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--5.2%
FHLMC Series 11 Class C,
   9.500% 4/15/19 ....................      3,585                    3,571
FNMA Series 1988-4 Class Z,
   9.250% 3/25/18 ....................    599,855                  628,782
FNR Series 1999-33 Class AE,
   6.000% 7/25/26 ....................  5,000,000                4,806,250
                                                              ------------
Total Real Estate Mortgage
   Investment Conduits
   (cost of $5,496,646)...................................       5,438,603
                                                              ------------
U.S. GOVERNMENT SECURITIES--3.3%
U.S. Treasury Notes,
   6.3750% 8/15/02 ...................  3,325,000                3,390,669
                                                              ------------
Total U.S. Government Securities
   (cost of $3,434,322)....................................      3,390,669
                                                              ------------
Total U.S. Government & Agency
   Obligations--92.2%
   (cost of $96,494,938) ..................................     95,724,244
                                                              ------------
SHORT-TERM OBLIGATIONS--7.0%
Commercial Paper--7.0%
Associates First Capital,
   5.600% 7/1/99 .....................  4,295,000                4,295,000
Safeway, 5.750% 7/6/99 ...............  3,000,000                2,997,604
                                                              ------------
Total Short-Term Obligations
   (cost of $7,290,979) ..................................       7,292,604
                                                              ------------
Total Investments--99.2%
   (cost of $103,785,917) (b) ............................     103,016,848

Other Assets & Liabilities, Net--0.8% ....................         818,317
                                                              ------------
Total Net Assets--100.0% .................................    $103,835,165
                                                              ============

Notes to Portfolio of Investments
(a) Private placement security. These securities generally are issued to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not for public distribution. Any resale must be in an exempt transaction, normally to other institutional investors. At June 30, 1999, the value of the Fund's restricted security was $1,481,523 (cost of $1,450,000) which represented 1.40% of net assets. This security is not deemed to be illiquid.
(b) Cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $96,494,939) ..............     $ 95,724,244
Short-term obligations ..................................................        7,292,604
Cash ....................................................................           54,870
Receivable for investments sold .........................................        2,470,225
Receivable for fund shares sold .........................................          572,266
Interest receivable .....................................................          805,560
Other assets ............................................................            8,576
                                                                              ------------
  Total assets ..........................................................      106,928,345
                                                                              ------------
Liabilities:
Payable for investments purchased .......................................        2,872,722
Payable for fund shares repurchased .....................................           91,731
Management fee payable ..................................................           36,952
Administration fee payable ..............................................           13,857
Bookkeeping fee payable .................................................            2,378
Transfer agent fee payable ..............................................              413
Accrued expenses payable ................................................           75,127
                                                                              ------------
  Total liabilities .....................................................        3,093,180
                                                                              ------------
Net assets ..............................................................     $103,835,165
                                                                              ============
Net assets represented by:
 Paid-in capital ........................................................     $104,493,997
 Accumulated undistributed net investment income ........................        3,016,425
 Accumulated net realized losses on investments .........................       (2,904,562)
 Net unrealized depreciation on investments .............................         (770,695)
                                                                              ------------
Total net assets applicable to outstanding shares of beneficial interest      $103,835,165
                                                                              ============
Shares of beneficial interest outstanding ...............................       10,138,991
                                                                              ============
Net asset value per share ...............................................           $10.24
                                                                                    ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income ...............................................    $  3,369,990
                                                                   ------------
Expenses:
 Management fee ...............................................         198,114
 Administration fee ...........................................          75,252
 Bookkeeping fee ..............................................          12,993
 Transfer agent fee ...........................................           3,750
 Audit fee ....................................................           7,736
 Trustees' expense ............................................           6,248
 Custodian fee ................................................           6,264
 Legal fee ....................................................             115
 Miscellaneous expense ........................................          43,073
                                                                   ------------
  Total expenses ..............................................         353,545
                                                                   ------------
Net investment income .........................................       3,016,445
Realized and unrealized losses on investments:
 Net realized losses on investments ...........................         (56,107)
 Change in net unrealized depreciation on investments .........      (2,928,286)
                                                                   ------------
Net increase in net assets resulting from operations ..........    $     32,052
                                                                   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                                                                Six Months            Year
                                                                                   Ended             Ended
                                                                                 June 30,         December 31,
                                                                                   1999               1998
                                                                               ------------      -------------
Operations:
 Net investment income ...................................................     $  3,016,445      $   4,985,263
 Net realized gains (losses) on investments ..............................          (56,107)           252,574
 Change in unrealized appreciation (depreciation) on investments .........       (2,928,286)           272,011
                                                                               ------------      -------------
Net increase in net assets resulting from operations .....................           32,052          5,509,848
                                                                               ------------      -------------
Distributions declared from:
 Net investment income ...................................................       (5,059,927)        (4,580,000)
                                                                               ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..........................................       15,934,446         29,203,191
 Cost of fund shares repurchased .........................................       (8,823,901)       (15,193,948)
 Distributions reinvested ................................................        5,059,961          4,580,000
                                                                               ------------      -------------
Net increase in net assets resulting from fund share transactions ........       12,170,506         18,589,243
                                                                               ------------      -------------
Total increase in net assets .............................................        7,142,631         19,519,091
Net assets:
 Beginning of year .......................................................       96,692,534         77,173,443
                                                                               ------------      -------------
 End of year .............................................................     $103,835,165         96,692,534
                                                                               ============      =============
Accumulated undistributed net investment income included in
 ending net assets .......................................................     $  3,016,425      $   5,059,907
                                                                               ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................        1,521,931          2,745,216
 Shares repurchased ......................................................         (839,243)        (1,424,260)
 Distributions reinvested ................................................          492,693            448,138
                                                                               ------------      -------------
Net increase .............................................................        1,175,381          1,769,094
                                                                               ============      =============


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Stein Roe Mortgage Securities Fund, Variable Series (the Fund), formerly Stein Roe Special Venture Fund, Variable Series, a series of Stein Roe Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the highest possible level of current income by investing at least 65% of total net assets in mortgage pass-through certificates. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--The Fund is valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy of becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

 Other--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--Stein Roe (the Manager), receives a monthly fee equal to 0.40% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.70% annually of the Fund's average daily net assets.

For the six months ended June 30, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.70% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 4. Portfolio Information

 Investment activity--During the six months ended June 30, 1999, purchases and sales of investments, other than short term obligations, were $21,664,616 and $19,517,266, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $  737,076
     Gross unrealized depreciation     (1,507,771)
                                       ----------
       Net unrealized depreciation     $ (770,695)
                                       ----------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                   (Unaudited)
                                                    Six Months
                                                      Ended
                                                     June 30,
                                                       1999
                                                   -----------
Per share operating performance:
Net asset value, beginning of year ..............   $  10.79
                                                    --------
Net investment income ...........................       0.31
Net realized and unrealized gains
 on investments .................................      (0.31)
                                                    ---------
Total from investment operations ................         --
                                                    ---------
Less distributions:
 From net investment income .....................      (0.55)
 From net realized gains ........................         --
                                                    ---------
Total distributions .............................      (0.55)
                                                    ---------
Net asset value, end of year ....................   $  10.24
                                                    =========
Total return:
Total investment return .........................       0.01%**
Ratios/supplemental data:
Net assets, end of year (000's) .................   $103,835
Ratio of expenses to average net assets .........       0.61%*
Ratio of net investment income to average
 net assets .....................................       6.01%*
Portfolio turnover ratio ........................          0%**

                                                                          Year Ended December 31,
                                                    -----------------------------------------------------------------
                                                      1998        1997          1996           1995            1994
                                                    -------     -------      ---------       -------       ----------
Per share operating performance:
Net asset value, beginning of year ..............   $ 10.73     $  9.84      $ 10.16         $   9.28       $ 10.17
                                                    -------     -------      -------         --------       -------
Net investment income ...........................      0.55        0.68         0.78             0.57          0.73
Net realized and unrealized gains
 on investments .................................      0.14        0.21        (0.30)            0.89         (0.89)
                                                    -------     -------      -------         --------       -------
Total from investment operations ................      0.69        0.89         0.48             1.46         (0.16)
                                                    -------     -------      -------         --------       -------
Less distributions:
 From net investment income .....................     (0.63)         --        (0.80)           (0.58)        (0.73)
 From net realized gains ........................        --          --           --               --            --
                                                    -------     -------      -------         ---------      -------
Total distributions .............................     (0.63)         --        (0.80)           (0.58)        (0.73)
                                                    -------     -------      -------         ---------      -------
Net asset value, end of year ....................   $ 10.79     $ 10.73      $  9.84         $  10.16       $  9.28
                                                    =======     =======      =======         =========      =======
Total return:
Total investment return .........................      6.80%       9.04%        4.70%           15.74%        (1.57)%(b)
Ratios/supplemental data:
Net assets, end of year (000's) .................   $96,693     $77,173      $76,009         $101,778       $72,420
Ratio of expenses to average net assets .........      0.70%       0.70%        0.70%(a)         0.69%         0.70%(a)
Ratio of net investment income to average
 net assets .....................................      5.91%       6.59%        6.71%(b)         6.76%         6.71%(b)
Portfolio turnover ratio ........................         8%         29%          72%             112%          241%

  * Annualized.
 ** Not annualized.
(a) If the Fund had paid all of its expenses and there had been no reimbursement from the investment adviser, this ratio would have been 0.72% and 0.71% for the years ended December 31, 1996 and 1994, respectively.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (Unaudited)
Stein Roe Money Market Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------

                                             Number         Market
                                           of Shares        Value
                                           ---------     -------------
COMMERCIAL PAPER--88.8%
Beverages--3.7%
Coca-Cola Enterprises
   4.900% 7/8/99 (b) ..................... 5,000,000      $  4,995,236
                                                          ------------
Consulting Services--3.7%
CSC Enterprises (gtd. by
   Computer Sciences Co.)
   4.870% 7/13/99 ........................ 5,000,000         4,991,883
                                                          ------------
Diversified Financial Services--8.5%
Associates First Capital
   5.600% 7/1/99 ......................... 3,325,000         3,325,000
Finova Capital, 4.940% 7/14/99 ........... 5,000,000         4,991,081
General Electric Capital
   4.850% 7/2/99 ......................... 3,058,000         3,057,588
                                                          ------------
                                                            11,373,669
                                                          ------------
Diversified Manufacturing Operations--3.7%
Eaton 5.200% 7/8/99 (b) .................. 5,000,000         4,994,944
                                                          ------------
Drugs and Medical Products--3.7%
American Home Products
   4.880% 7/9/99 (b) ..................... 5,000,000         4,994,578
                                                          ------------
Lending Institutions--7.5%
Old Line Funding,
   4.920% 7/6/99 (b) ..................... 5,000,000         4,996,583
Windmill Funding,
   4.860% 7/6/99 (b) ..................... 5,000,000         4,996,625
                                                          ------------
                                                             9,993,208
                                                          ------------
Miscellaneous Financial--43.9%
Asset Securitization,
   4.900% 7/12/99 (b) .................... 5,000,000         4,992,514
Banco Nacional De Mexico
   (LOC Barclays Bank PLC)
   5.000% 9/10/99 ........................ 5,000,000         4,950,695
Corporate Asset Funding
   4.870% 7/7/99 (b) ..................... 5,000,000         4,995,942
Falcon Asset Securitization
   5.030% 7/19/99 (b) .................... 5,040,000         5,027,324
GTE Funding 5.000% 7/2/99 ................ 3,500,000         3,499,514
Harley-Davidson Funding
   4.870% 7/20/99 (b) .................... 5,000,000         4,987,149
International Securitization
   4.920% 7/1/99 (b) ..................... 5,000,000         5,000,000
Pooled Accounts Receivable
   Capital 5.000% 7/7/99 (b) ............. 5,000,000         4,995,833
Preferred Receivables Funding
   4.910% 7/6/99 (b) ..................... 5,475,000         5,471,266
Receivables Capital,
   5.090% 9/8/99 (b) ..................... 5,000,000         4,951,221

                                             Number         Market
                                           of Shares        Value
                                           ---------     -------------
Special Purpose
   Accounts Receivable
   5.040% 7/22/99 (b) .................... 5,000,000      $  4,985,300
Thames Asset Global
   Securitization
   5.360% 7/15/99 (b) .................... 5,000,000         4,989,578
                                                          ------------
                                                            58,846,336
                                                          ------------
Mortgage Banking--4.1%
Countrywide Home Loans
   5.250% 8/4/99 ......................... 5,550,000         5,522,481
                                                          ------------
Petroleum Refining--2.2%
Exxon Imperial
   5.350% 7/2/99 (b) ..................... 3,000,000         2,999,554
                                                          ------------
Retail--7.8%
Toys R Us 4.920% 7/1/99 .................. 5,500,000         5,500,000
7-Eleven 5.080% 9/2/99 ................... 5,000,000         4,955,550
                                                          ------------
                                                            10,455,550
                                                          ------------
Total Commercial Paper .............................       119,167,439
                                                          ------------
CORPORATE NOTES--8.0%
Auto Lending--3.0%
GMAC 8.000% 10/1/99 ...................... 4,000,000         4,029,486
                                                          ------------
Medical Products--2.7%
Baxter International
   9.250% 12/15/99 ....................... 3,560,000         3,623,945
                                                          ------------
Miscellaneous Financial--2.3%
Salomon Smith Barney
   7.875% 10/1/99 ........................ 3,000,000         3,019,049
                                                          ------------
Total Corporate Notes ..............................        10,672,480
                                                          ------------
YANKEE CERTIFICATE OF DEPOSIT--3.0%
Financial--3.0%
ABN AMRO Canada
   4.810% 10/12/99 ....................... 4,000,000         3,944,952
                                                          ------------
Total Investments--99.8%
   (cost of $133,784,871) (a) .......................      133,784,871
                                                          ------------
Other Assets & Liabilities, Net--0.2% ...............          315,873
                                                          ------------
Total Net Assets--100.0% ............................     $134,100,744
                                                          ============

Notes to Portfolio of Investments:

(a) Cost for federal income tax purposes is the same.
(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1999, the aggregate amortized cost of the Fund's private placement securities was $78,373,647 which represented 58.4% of net assets. None of these securities was deemed illiquid.

    The interest rates listed above reflect the effective rate at the date of purchase except for the corporate note, for which the interest rate represents the instrument's coupon rate.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series / June 30, 1999
--------------------------------------------------------------------------------


Assets:
Investments, at amortized cost ..........................................    $  8,015,674
Short-term obligations ..................................................     125,769,197
Cash ....................................................................         203,333
Interest receivable .....................................................         152,698
Other assets ............................................................          79,757
                                                                             ------------
  Total assets ..........................................................     134,220,659
                                                                             ------------
Liabilities:
Management fee payable ..................................................          41,544
Administration fee payable ..............................................          16,033
Bookkeeping fee payable .................................................           2,219
Transfer agent fee payable ..............................................             273
Accrued expenses payable ................................................          59,846
                                                                             ------------
  Total liabilities .....................................................         119,915
                                                                             ------------
Net assets ..............................................................    $134,100,744
                                                                             ============
Net assets represented by:
 Paid-in capital ........................................................    $134,108,874
 Overdistributed net investment income ..................................          (8,130)
                                                                             ------------
Total net assets applicable to outstanding shares of beneficial interest     $134,100,744
                                                                             ============
Shares of beneficial interest outstanding ...............................     134,100,744
                                                                             ============
Net asset value per share ...............................................           $1.00
                                                                                    =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 1999
--------------------------------------------------------------------------------



Investment income:
Interest income ..............................................    $2,907,751
                                                                  ----------
Expenses:
 Management fee ..............................................       207,325
 Administration fee ..........................................        86,794
 Bookkeeping fee .............................................        13,216
 Transfer agent fee ..........................................         3,750
 Audit fee ...................................................        11,765
 Trustees' expense ...........................................         6,335
 Legal fee ...................................................         1,991
 Miscellaneous expense .......................................        15,563
                                                                  ----------
  Total expenses .............................................       346,739
                                                                  ----------
Net investment income ........................................     2,561,012
                                                                  ----------
Net increase in net assets resulting from operations .........    $2,561,012
                                                                  ==========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                       Six Months            Year
                                                                                          Ended             Ended
                                                                                        June 30,         December 31,
                                                                                          1999               1998
                                                                                     -------------      -------------
Operations:
 Net investment income ..........................................................    $  2,561,012       $  4,031,872
                                                                                     ------------       ------------
Net increase in net assets resulting from operations ............................       2,561,012          4,031,872
                                                                                     ------------       ------------
Distributions declared from:
 Net investment income ..........................................................      (2,569,142)        (4,031,872)
                                                                                     ------------       ------------
Fund share transactions:
 Proceeds from fund shares sold .................................................      57,747,029         89,315,213
 Cost of fund shares repurchased ................................................     (28,911,748)       (59,143,689)
 Distributions reinvested .......................................................       3,933,473          4,031,872
                                                                                     ------------       ------------
Net increase in net assets resulting from fund share transactions ...............      32,768,754         34,203,396
                                                                                     ------------       ------------
Total increase in net assets ....................................................      32,760,624         34,203,396
Net assets:
 Beginning of year ..............................................................     101,340,120         67,136,724
                                                                                     ------------       ------------
 End of year ....................................................................    $134,100,744        101,340,120
                                                                                     ============       ============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $     (8,130)      $         --
                                                                                     ============       ============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................      39,032,719         89,315,213
 Shares repurchased .............................................................      (8,911,749)       (59,143,689)
 Distributions reinvested .......................................................       2,639,654          4,031,872
                                                                                     ------------       ------------
Net increase ....................................................................      32,760,624         34,203,396
                                                                                     ============       ============



                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1. Interim Financial Statements

In the opinion of management of Stein Roe Money Market Fund, Variable Series (the Fund), a series of Stein Roe Variable Investment Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

 Organization--The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income while emphasizing capital preservation from investment in short-term money market instruments. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the Manager) ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Liberty Fund Services, Inc. (the Transfer Agent), provides transfer agency services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, the Transfer Agent, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

 Distributions to shareholders--The Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with Federal Income accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 3. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--Stein Roe (the Manager), receives a monthly fee equal to 0.35% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the Transfer Agent), provides shareholder services for an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.65% annually of the Fund's average daily net assets.

For the six months ended June 30, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.65% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                    (Unaudited)
                                                    Six Months
                                                       Ended
                                                     June 30,
                                                       1999
                                                    -----------
Per share operating performance:
Net asset value, beginning of year ..............   $   1.00
                                                    ---------
Net investment income ...........................       0.02
Net realized and unrealized gains
 on investments .................................         --
                                                    ---------
Total from investment operations ................       0.02
                                                    ---------
Less distributions:
 From net investment income .....................      (0.02)
 From net realized gains ........................         --
                                                    ---------
Total distributions .............................      (0.02)
                                                    ---------
Net asset value, end of year ....................   $   1.00
                                                    =========
Total return:
Total investment return .........................       2.21%**
Ratios/supplemental data:
Net assets, end of year (000's) .................   $134,101
Ratio of expenses to average net assets .........       0.59%*
Ratio of net investment income to
 average net assets .............................       2.88%*
Portfolio turnover ratio ........................          0%**


                                                                         Year Ended December 31,
                                                    -----------------------------------------------------------------
                                                       1998          1997          1996          1995          1994
                                                    --------      ---------     ---------     ---------     ---------
Per share operating performance:
Net asset value, beginning of year ..............   $  1.000      $ 1.000       $ 1.000       $ 1.000       $ 1.000
                                                    --------      -------       -------       -------       -------
Net investment income ...........................      0.050        0.050         0.049         0.055         0.037
Net realized and unrealized gains
 on investments .................................
Total from investment operations ................
Less distributions:
 From net investment income .....................
 From net realized gains ........................
Total distributions .............................     (0.050)      (0.050)       (0.049)       (0.055)       (0.037)
                                                    --------      -------       -------       -------       -------
Net asset value, end of year ....................   $  1.000      $ 1.000       $ 1.000       $ 1.000       $ 1.000
                                                    ========      =======       =======       =======       =======
Total return:
Total investment return .........................       5.17%        5.18%         5.01%         5.62%         3.81%
Ratios/supplemental data:
Net assets, end of year (000's) .................   $101,340      $67,137       $65,461       $64,992       $78,698
Ratio of expenses to average net assets .........       0.62%        0.65%         0.65%         0.63%         0.62%
Ratio of net investment income to
 average net assets .............................       4.99%        5.05%         4.90%         5.48%         3.73%
Portfolio turnover ratio ........................

 * Annualized.
** Not annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)

--------------------------------------------------------------------------------

A shareholder vote was conducted at a special meeting on October 31, 1998 in Boston, Massachusetts, for the purpose of electing a Board of Trustees for the Stein Roe Variable Investment Trust. At the meeting, shareholders approved the election of the following individuals: John A. Bacon Jr., William W. Boyd, Thomas W. Butch, Lindsay Cook, Douglas A. Hacker, Janet Langford Kelly, Charles
R. Nelson and Thomas C. Theobald. Mr. Butch and Mr. Cook are considered interested persons of the Trust, as defined in the Investment Company Act of 1940, based on their relationship with the investment adviser. Mr. Bacon has previously served as a trustee for the Stein Roe Variable Investment Trust.

                      Investment Adviser and Administrator
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                               Chicago, IL 60606

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                                 P.O. Box 1722
                                Boston, MA 02105

                                   Custodian
                       State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                              Independent Auditors
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

                                 Legal Counsel
                               Bell, Boyd & Lloyd
                           Three First National Plaza
                             70 West Madison Street
                               Chicago, IL 60602

                                  The Trustees
                               John A. Bacon Jr.
                                William W. Boyd
                                Thomas W. Butch
                                  Lindsay Cook
                               Douglas A. Hacker
                              Janet Langford Kelly
                               Charles C. Nelson
                               Thomas C. Theobald








                                     2/99

Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712